UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota			55474
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia California Tax-Exempt Fund

Semiannual Report for the Period Ended April 30, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	18

Notes to Financial Statements	22

Board Consideration and Approval of Advisory Agreements	29

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	33

Shareholder Meeting Results	35

Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2010, the fund's Class A shares returned 4.32% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index,1 returned 3.68%. The average return of the funds in its peer group, the Lipper California Municipal Debt Funds Classification,2 was 3.96%. Exposure to bonds that were below investment grade helped drive performance ahead of the index. Longer maturity bonds further aided results, with the biggest gains coming from bonds with maturities of 25 years and longer. An overweight in 10- to 15-year bonds also contributed to performance, as did an overweight in 15-year and longer non-callable (non-redeemable) bonds. We believe that strong issue selection, particularly among non-rated bonds, helped the fund outpace its Lipper peer group average.

■  Municipal bonds nationwide benefited from reduced supply and increased demand. Supply tightened as municipal issuers took advantage of the recently created Build America Bonds (BABs) Program, which enables municipalities to issue taxable debt. Demand for municipal bonds picked up as investors looked for ways to protect their investment income, as tax rates are expected to move higher. Longer-term municipals did especially well, benefiting from their supply constraints as well as their higher yields relative to short-term issues. Lower-quality bonds outperformed higher-quality issues, buoyed by an improving economy that bolstered investor confidence. In April 2010, Moody's recalibrated municipal bond credit ratings which raised the state's rating from Baa1 to A1.3

■  Over the period, we swapped out of shorter-term issues with maturities of 10 years and less and bought bonds maturing in 20 years or longer. However, the fund maintained a focus on intermediate-term bonds with 10- to 20-year maturities. We also selectively purchased lower-quality municipal bonds with credit ratings of BBB/Baa2 and below, but mostly favored higher-grade bonds that were non-callable or had good call protection.

■  Our outlook for California is somewhat mixed. While the state's economy and consumer spending are showing signs of improving, we believe the state is not out of the woods. Tax collections in April were below expectations, which is disappointing given that California needs to close a $20 billion gap in next year's budget. As the state wrestles through some tough budget negotiations this summer, we think prices on California general obligation bonds could temporarily decline. Once the budget is resolved, however, we expect their prices to rise again.

1  The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3  Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+4.32%

Class A shares (without sales charge)

+3.68%

Barclays Capital Municipal Bond Index

1

Fund Profile (continued) – Columbia California Tax-Exempt Fund

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Campbell was associated with the fund's previous advisor or its predecessors since 1995.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

2

Performance Information – Columbia California Tax-Exempt Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	16,878	16,076
Class B	15,670	15,670
Class C	16,138	16,138
Class Z	17,063	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	4.32	–0.64	3.93	–1.07	4.08	3.08	4.44
1-year	10.36	5.12	9.55	4.55	9.87	8.87	10.63
5-year	3.76	2.76	2.99	2.65	3.30	3.30	3.99
10-year	5.37	4.86	4.59	4.59	4.90	4.90	5.49

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–0.90	–5.60	–1.26	–6.10	–1.12	–2.09	–0.78
1-year	11.25	5.97	10.43	5.43	10.75	9.75	11.51
5-year	3.91	2.91	3.14	2.80	3.44	3.44	4.13
10-year	5.10	4.59	4.33	4.33	4.63	4.63	5.22

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the fund's Class Z shares include the returns of the fund's Class A shares for periods prior to September 19, 2005, the date on which the fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without sales charges. The returns shown have not been adjusted to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.87
Class B	1.62
Class C	1.62
Class Z	0.63

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	7.43
Class B	7.43
Class C	7.43
Class Z	7.43

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.18
Class B	0.15
Class C	0.16
Class Z	0.19

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.02 per share of taxable realized gains.

3

Understanding Your Expenses – Columbia California Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.20	1,020.63	4.26	4.21	0.84
Class B	1,000.00	1,000.00	1,039.30	1,016.91	8.04	7.95	1.59
Class C	1,000.00	1,000.00	1,040.80	1,018.40	6.53	6.46	1.29
Class Z	1,000.00	1,000.00	1,044.40	1,021.82	3.04	3.01	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.3%
	Par ($)	Value ($)
Education – 7.9%
Education – 7.0%
CA Educational Facilities Authority
California College of Arts,
Series 2005: 5.000% 06/01/26	1,000,000	892,930
5.000% 06/01/35	1,500,000	1,252,395
California Lutheran University,
Series 2008, 5.750% 10/01/38	3,000,000	3,029,730
University of Southern California:
Series 2007 A, 4.500% 10/01/33	4,500,000	4,454,820
Series 2009, 5.000% 10/01/39	1,425,000	1,495,823
Woodbury University,
Series 2006, 5.000% 01/01/25	1,830,000	1,681,459
CA Statewide Communities Development Authority
San Francisco Art Institute,
Series 2002, 7.375% 04/01/32	1,750,000	1,453,865
CA University of California
Series 2007,
Insured: AGMC 4.500% 05/15/35	4,000,000	3,917,480
Series 2009 A,
6.000% 11/01/40	2,000,000	2,193,680
Series 2009 O,
5.250% 05/15/39	4,000,000	4,282,120
Series 2010 A,
5.000% 11/01/30	2,995,000	3,073,259
Education Total		27,727,561
Prep School – 0.9%
CA Statewide Communities Development Authority
College for Certain LLC,
Series 2010, GTY AGMT: PCSD Guaranty Pool LLC 6.000% 07/01/30	2,000,000	2,007,840
Crossroads School for Arts & Sciences,
Series 1998, 6.000% 08/01/28 (a)	1,645,000	1,588,264
Prep School Total		3,596,104
Education Total		31,323,665

	Par ($)	Value ($)
Health Care – 9.4%
Continuing Care Retirement – 0.9%
CA Health Facilities Financing Authority
Episcopal Senior Communities,
Series 2010 B, 6.000% 02/01/32	2,000,000	2,018,880
CA Statewide Communities Development Authority
American Baptist Homes West,
Series 2010, GTY AGMT: American Baptist Homes Foundation 6.250% 10/01/39	1,500,000	1,489,920
Continuing Care Retirement Total		3,508,800
Hospitals – 8.5%
CA Health Facilities Financing Authority
Catholic Healthcare West:
Series 2009 A, 6.000% 07/01/39	1,000,000	1,071,990
Series 2009 E, 5.625% 07/01/25	1,125,000	1,199,993
Cedars-Sinai Medical Center,
Series 2005: 5.000% 11/15/27	1,500,000	1,496,490
5.000% 11/15/34	2,500,000	2,431,075
Kaiser Hospitals Foundation,
Series 2006, 5.250% 04/01/39	2,000,000	1,976,440
Sutter Health,
Series 2007 A, 5.000% 11/15/42	3,000,000	2,744,280
CA Infrastructure & Economic Development Bank
Kaiser Assistance Corp.,
Series 2001 A, 5.550% 08/01/31	2,500,000	2,524,900
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	3,500,000	2,866,255
CA Loma Linda Hospital
Loma Linda University Medical Center,
Series 2005, 5.000% 12/01/22	6,155,000	5,867,069
CA Municipal Finance Authority
Series 2007,
5.250% 02/01/37	2,500,000	2,200,325
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center,
Series 2007 A, 5.000% 07/01/47	2,500,000	2,228,350

See Accompanying Notes to Financial Statements.

5

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Sierra View Local Health Care District
Series 2007,
5.250% 07/01/37	1,500,000	1,368,660
CA Statewide Communities Development Authority
Kaiser Hospitals Foundation,
Series 2007 A, 4.750% 04/01/33	2,000,000	1,849,960
CA Turlock Health Facility
Emanuel Medical Center, Inc.:
Series 2004, 5.000% 10/15/13	940,000	970,982
Series 2007 A, 5.000% 10/15/22	2,780,000	2,543,005
Hospitals Total		33,339,774
Health Care Total		36,848,574
Housing – 1.1%
Multi-Family – 0.4%
CA Statewide Communities Development Authority
Oracle Communities Rialto 360 Corp.,
Series 2002 E-1, 5.375% 07/01/32	2,000,000	1,638,440
Multi-Family Total		1,638,440
Single-Family – 0.7%
CA Housing Finance Agency
Series 1997 B-3, Class I, AMT,
Guarantor: FHA 5.400% 08/01/28	415,000	415,120
Series 2006 K, AMT,
4.625% 08/01/26	2,500,000	2,136,775
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT,
Guarantor: GNMA 7.000% 09/01/29	10,000	10,144
Series 1998 B-5, AMT,
Guarantor: FNMA 6.350% 12/01/29	45,000	48,086
Series 2000 B, AMT,
Guarantor: FNMA 7.300% 06/01/31	40,000	41,101
Series 2000 D, AMT,
Guarantor: GNMA 7.100% 06/01/31	35,000	36,256
Single-Family Total		2,687,482
Housing Total		4,325,922

	Par ($)	Value ($)
Industrials – 1.1%
Oil & Gas – 1.1%
CA M-S-R Energy Authority
Series 2009,
7.000% 11/01/34	1,000,000	1,176,440
CA Southern California Public Power Authority
Series 2007,
5.000% 11/01/33	3,385,000	3,121,342
Oil & Gas Total		4,297,782
Industrials Total		4,297,782
Other – 14.8%
Other – 0.8%
CA Infrastructure & Economic Development Bank
Walt Disney Family Museum,
Series 2008, GTY AGMT: Walt & Lilly Disney Foundation 5.250% 02/01/38	3,050,000	3,076,809
Other Total		3,076,809
Refunded/Escrowed (b) – 12.5%
CA Central Unified School District
Series 1993,
Escrowed to Maturity, Insured: AMBAC (c) 03/01/18	20,065,000	15,878,237
CA Educational Facilities Authority
Series 1999 B,
Escrowed to Maturity, 5.250% 04/01/24	70,000	70,685
CA Health Facilities Financing Authority
Series 1998 A,
Escrowed to Maturity, Insured: AGMC 5.000% 06/01/24	3,000,000	3,011,490
CA Infrastructure & Economic Development Bank
Series 2003 A,
Pre-refunded 07/01/26, Insured: AMBAC 5.125% 07/01/37	4,275,000	5,080,282
CA Metropolitan Water District of Southern California
Series 1993 A,
Escrowed to Maturity, 5.750% 07/01/21	2,865,000	3,406,399

See Accompanying Notes to Financial Statements.

6

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Pomona
Single Family Mortgage Revenue,
Series 1990 B, Escrowed to Maturity, Guarantor: GNMA 7.500% 08/01/23	1,000,000	1,313,050
CA Redding
Series 1992 A, IFRN,
Escrowed to Maturity, Insured: NPFGC 11.564% 07/01/22 (05/11/10) (d)(e)	510,000	675,332
CA Riverside County
Series 1989 A, AMT,
Escrowed to Maturity, Guarantor: GNMA 7.800% 05/01/21	2,500,000	3,439,300
CA San Joaquin Hills Transportation Corridor Agency
Series 1993,
Escrowed to Maturity, (c) 01/01/20	15,400,000	11,063,052
CA San Jose Redevelopment Agency
Series 1993,
Escrowed to Maturity, Insured: NPFGC 6.000% 08/01/15	1,405,000	1,698,673
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1989 O,
Pre-refunded variable dates beginning 07/01/15, (c) 07/01/17	2,490,000	1,910,901
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/32	1,500,000	1,547,655
Refunded/Escrowed Total		49,095,056
Tobacco – 1.5%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	7,500,000	6,095,025
Tobacco Total		6,095,025
Other Total		58,266,890

	Par ($)	Value ($)
Resource Recovery – 0.5%
Disposal – 0.5%
CA Pollution Control Financing Authority
Series 2002 A, AMT,
GTY AGMT: Waste Management, Inc. 5.000% 01/01/22	2,000,000	1,992,000
Disposal Total		1,992,000
Resource Recovery Total		1,992,000
Tax-Backed – 43.1%
Local Appropriated – 8.1%
CA Anaheim Public Financing Authority
Series 1997 C,
Insured: AGMC 6.000% 09/01/14	3,500,000	4,028,745
Series 2007 A-1,
Insured: FGIC 4.250% 09/01/35	3,500,000	2,934,505
CA Antelope Valley East-Kern Water Agency
Certificates of Participation,
Series 2007 A-1, Insured: FGIC 4.375% 06/01/37	2,500,000	2,122,325
CA Bodega Bay Fire Protection District
Certificates of Participation,
Series 1996, 6.450% 10/01/31	1,185,000	1,067,223
CA Los Angeles County Schools
Regionalized Business Services Corp.,
Series 1999 A, Insured: AMBAC: (c) 08/01/16	1,945,000	1,434,554
(c) 08/01/17	1,980,000	1,369,883
CA Modesto
Certificates of Participation,
Series 1993 A, Insured: AMBAC 5.000% 11/01/23	2,235,000	2,165,268
CA Oakland Joint Powers Financing Authority
Series 2008 B,
Insured: AGO 5.000% 08/01/22	3,000,000	3,136,560
CA Pico Rivera Public Financing Authority
Series 2009,
5.500% 09/01/31	1,500,000	1,536,180

See Accompanying Notes to Financial Statements.

7

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA San Joaquin County
Certificates of Participation,
Series 1993, Insured: NPFGC 5.500% 11/15/13	1,750,000	1,822,817
CA Santa Ana Financing Authority
Series 1994 A,
Insured: NPFGC 6.250% 07/01/18	6,035,000	6,780,564
CA Victor Elementary School District
Series 1996,
Insured: NPFGC 6.450% 05/01/18	3,345,000	3,664,381
Local Appropriated Total		32,063,005
Local General Obligations – 12.0%
CA Cabrillo Unified School District
Series 1996 A,
Insured: AMBAC (c) 08/01/15	3,000,000	2,389,860
CA Central Valley School District Financing Authority
Series 1998 A,
Insured: NPFGC 6.450% 02/01/18	1,000,000	1,137,320
CA Coast Community College District
Series 2005,
Insured: NPFGC (c) 08/01/22	4,000,000	2,199,280
CA Culver City School Facilities Financing Authority
Series 2005,
Insured: AGMC: 5.500% 08/01/25	655,000	777,924
5.500% 08/01/26	1,750,000	2,082,255
CA East Side Union High School District Santa Clara County
Series 2003 B,
Insured: NPFGC 5.250% 08/01/26	2,010,000	2,099,545
CA Golden West Schools Financing Authority
Series 2006,
Insured: AMBAC 5.500% 08/01/24	1,825,000	2,075,262
CA Grossmont Union High School District
Series 2006,
Insured: NPFGC (c) 08/01/28	5,000,000	1,678,600

	Par ($)	Value ($)
CA Jefferson Union High School District
Series 2000 A,
Insured: NPFGC 6.450% 08/01/25	1,000,000	1,179,310
CA Lafayette
Series 2002,
5.125% 07/15/25	1,995,000	2,084,476
CA Las Virgenes Unified School District
Series 1997 C,
Insured: FGIC (c) 11/01/20	1,205,000	748,763
CA Manteca Unified School District
Series 2006,
Insured: NPFGC (c) 08/01/32	5,440,000	1,257,347
CA New Haven Unified School District
Series 2002,
Insured: AGMC 12.000% 08/01/17	1,565,000	2,485,439
CA Poway Unified School District
Series 2009 A,
(c) 08/01/24	6,770,000	3,095,718
CA Rocklin Unified School District
Series 1995 C,
Insured: NPFGC (c) 07/01/20	6,920,000	4,426,724
CA San Marino Unified School District
Series 1998 B,
5.000% 06/01/23	1,000,000	1,145,720
CA San Mateo County Community College
Series 2006 C,
Insured: NPFGC (c) 09/01/26	1,925,000	794,544
CA San Mateo Union High School District
Series 2000 B,
Insured: NPFGC (c) 09/01/26	4,005,000	1,728,638
CA Santa Margarita - Dana Point Authority
Series 1994 B,
Insured: NPFGC 7.250% 08/01/13	2,000,000	2,289,180
CA Saratoga
Series 2001,
Insured: NPFGC 5.250% 08/01/31	2,000,000	2,033,060

See Accompanying Notes to Financial Statements.

8

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Simi Valley Unified School District
Series 1997,
Insured: AMBAC 5.250% 08/01/22	925,000	942,779
CA South San Francisco Unified School District
Series 2006,
Insured: NPFGC 5.250% 09/15/22	1,500,000	1,783,200
CA Tahoe-Truckee Unified School District
Series 1999 1-A,
Insured: FGIC (c) 08/01/23	3,780,000	1,766,772
Series 1999 2-A,
Insured: FGIC (c) 08/01/24	2,965,000	1,290,576
CA Union Elementary School District
Series 1999 A,
Insured: NPFGC (c) 09/01/19	1,750,000	1,150,852
CA West Contra Costa Unified School District
Series 2001 A,
Insured: NPFGC 5.600% 02/01/20	1,610,000	1,711,446
CA West Covina Unified School District
Series 2002 A,
Insured: NPFGC 5.250% 02/01/19	725,000	775,025
Local General Obligations Total		47,129,615
Special Non-Property Tax – 1.6%
CA San Diego Redevelopment Agency
Series 2001,
Insured: AGMC (c) 09/01/20	3,630,000	2,134,694
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1998 A,
Insured: NPFGC 4.750% 07/01/38	2,250,000	2,054,520
Series 2005 BB,
Insured: AGMC 5.250% 07/01/22	2,000,000	2,175,480
Special Non-Property Tax Total		6,364,694
Special Property Tax – 10.9%
CA Carson
Series 1992,
7.375% 09/02/22	120,000	120,050

	Par ($)	Value ($)
CA Cerritos Public Financing Authority
Series 1993 A,
Insured: AMBAC 6.500% 11/01/23	2,000,000	2,321,560
CA Elk Grove Unified School District
Series 1995 A,
Insured: AMBAC: (c) 12/01/18	2,720,000	1,684,387
6.500% 12/01/24	3,000,000	3,218,400
CA Inglewood Redevelopment Agency
Series 1998 A,
Insured: AMBAC 5.250% 05/01/23	1,000,000	985,540
CA Lancaster Financing Authority
Series 2003,
Insured: NPFGC 5.125% 02/01/17	1,270,000	1,338,364
CA Long Beach Bond Finance Authority
Series 2006 C,
Insured: AMBAC 5.500% 08/01/31	3,250,000	3,063,385
CA Los Angeles Community Redevelopment Agency
Series 1998 C,
Insured: NPFGC 5.375% 07/01/18	1,665,000	1,711,953
CA Los Angeles County Public Works Financing Authority
Series 1996 A,
Insured: AGMC 5.500% 10/01/18	2,485,000	2,813,517
CA Oakdale Public Financing Authority
Series 2004,
5.375% 06/01/33	1,500,000	1,319,055
CA Oakland Redevelopment Agency
Series 1992,
Insured: AMBAC 5.500% 02/01/14	5,725,000	5,818,146
CA Oceanside Community Facilities
Series 2004,
5.875% 09/01/34	1,000,000	876,680
CA Orange County Community Facilities District
Series 2004 A,
5.625% 08/15/34	850,000	787,975

See Accompanying Notes to Financial Statements.

9

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Rancho Cucamonga Redevelopment Agency
Series 2007 A,
Insured: NPFGC 5.000% 09/01/34	1,000,000	903,530
CA Redwood City Community Facilities District No. 1
Series 2003 B,
5.950% 09/01/28	750,000	746,618
CA Riverside County Public Financing Authority
Series 1991 A,
8.000% 02/01/18	20,000	20,022
CA San Bernardino Joint Powers Financing Authority
Series 1998 A,
Insured: AMBAC 5.750% 07/01/14	985,000	1,072,025
Series 2005 A,
Insured: AGMC 5.750% 10/01/24	2,420,000	2,649,222
CA San Francisco City & County Redevelopment Agency
Series 2009 C,
6.500% 08/01/39	1,000,000	1,073,900
Series 2009,
6.500% 08/01/32	500,000	533,960
CA San Jose Redevelopment Agency
Series 1993,
Insured: NPFGC 6.000% 08/01/15	2,790,000	3,145,251
CA Sulphur Springs Unified School District
Series 2002-1-A,
6.000% 09/01/33	1,500,000	1,312,665
CA West Covina Redevelopment Agency
Series 1996,
6.000% 09/01/17	5,000,000	5,647,650
Special Property Tax Total		43,163,855
State Appropriated – 3.3%
CA Public Works Board
Series 1993 A,
Insured: AMBAC 5.000% 12/01/19	6,000,000	6,082,980
Series 2004 A,
5.500% 06/01/19	1,500,000	1,552,410
Series 2009,
6.125% 11/01/29	5,000,000	5,335,600
State Appropriated Total		12,970,990

	Par ($)	Value ($)
State General Obligations – 7.2%
CA State
Series 2000,
5.625% 05/01/26	160,000	161,558
Series 2003,
5.250% 02/01/20	1,250,000	1,385,950
Series 2005,
4.625% 05/01/29	2,000,000	1,893,180
Series 2006,
4.500% 10/01/36	2,500,000	2,240,150
Series 2007,
4.500% 08/01/26	2,500,000	2,415,875
Series 2008,
5.000% 08/01/34	2,500,000	2,482,425
Series 2009:
5.500% 11/01/39	4,965,000	5,139,570
6.000% 04/01/35	4,000,000	4,362,960
Series 2010,
5.500% 03/01/40	4,000,000	4,144,160
PR Commonwealth of Puerto Rico
Series 2004 A:
5.250% 07/01/21	2,000,000	2,036,160
5.250% 07/01/22	2,000,000	2,029,360
State General Obligations Total		28,291,348
Tax-Backed Total		169,983,507
Transportation – 5.8%
Air Transportation – 0.0%
CA Statewide Communities Development Authority
Series 2001,
07/01/39 (f)	2,000,000	75,000
Air Transportation Total		75,000
Airports – 1.7%
CA County of Orange
Series 2009 A,
5.250% 07/01/39	2,500,000	2,532,500
CA County of Sacramento
Series 2008 B, AMT,
Insured: AGMC 5.250% 07/01/39	1,000,000	972,290
CA Los Angeles Department of Airports
Series 2009 A,
5.000% 05/15/34	1,000,000	1,026,320
CA San Diego County Regional Airport Authority
Series 2005, AMT,
Insured: AMBAC
5.250% 07/01/20	750,000	792,630

See Accompanying Notes to Financial Statements.

10

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA San Francisco City & County Airports Commission
Series 2008 34E, AMT,
Insured: AGMC
5.750% 05/01/25	1,500,000	1,586,625
Airports Total		6,910,365
Ports – 1.3%
CA San Francisco Port Commission
Series 2010 A,
5.125% 03/01/40	5,000,000	5,005,400
Ports Total		5,005,400
Toll Facilities – 2.1%
CA Bay Area Toll Authority
Series 2008 F-1,
5.125% 04/01/47	2,500,000	2,567,825
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Insured: NPFGC 5.000% 01/01/35	2,000,000	1,712,240
Series 1999,
5.750% 01/15/40	4,000,000	3,835,520
Toll Facilities Total		8,115,585
Transportation – 0.7%
CA Los Angeles Harbor Department
Series 2009 B,
5.250% 08/01/39	2,500,000	2,607,750
Transportation Total		2,607,750
Transportation Total		22,714,100
Utilities – 14.6%
Investor Owned – 1.7%
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co.:
Series 1996 B, AMT, 5.500% 12/01/21	2,000,000	2,089,800
Series 2004 D, 5.875% 01/01/34	1,000,000	1,102,360
Series 2005 D, AMT, 5.000% 12/01/27	3,500,000	3,427,690
Investor Owned Total		6,619,850
Joint Power Authority – 0.5%
CA Infrastructure & Economic Development Bank
California Independent System Operator Corp.,
Series 2009 A, 6.250% 02/01/39	2,000,000	2,113,920
Joint Power Authority Total		2,113,920

	Par ($)	Value ($)
Municipal Electric – 3.3%
CA Los Angeles Department of Water & Power
Series 2008,
5.250% 07/01/38	1,750,000	1,874,600
CA Modesto Irrigation District
Certificates of Participation,
Series 2004 B, 5.500% 07/01/35	2,000,000	2,111,540
CA Sacramento Municipal Utility District
Series 1997 K,
Insured: AMBAC: 5.250% 07/01/24	2,220,000	2,426,593
5.700% 07/01/17	1,900,000	2,182,910
Series 2001 N,
Insured: NPFGC 5.000% 08/15/28	2,000,000	2,010,280
CA Tuolumne Wind Project Authority
Series 2009 A,
5.625% 01/01/29	1,000,000	1,068,840
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2008 WW,
5.000% 07/01/28	1,500,000	1,512,915
Municipal Electric Total		13,187,678
Water & Sewer – 9.1%
CA Big Bear Lake
Series 1996,
Insured: NPFGC 6.000% 04/01/15	1,350,000	1,498,541
CA Chino Basin Regional Financing Authority
Inland Empire Utilities Agency,
Series 2008 A, Insured: AMBAC 5.000% 11/01/38	2,000,000	1,952,500
CA Contra Costa Water District
Series 2002 L,
Insured: AGMC 5.000% 10/01/24	1,920,000	2,018,880
CA Lodi
Series 2007 A,
Insured: AGMC 5.000% 10/01/37	1,250,000	1,253,025
CA Los Angeles
Series 2009 A,
5.000% 06/01/39	4,000,000	4,144,640

See Accompanying Notes to Financial Statements.

11

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Los Angeles Department of Water & Power
Series 2001 A:
5.000% 10/01/29	4,000,000	4,020,720
5.125% 07/01/41	3,000,000	3,018,300
Insured: FGIC 5.125% 07/01/41	3,000,000	3,018,300
CA Manteca Financing Authority
Series 2003 B,
Insured: NPFGC 5.000% 12/01/33	575,000	555,703
CA Metropolitan Water District of Southern California
Series 1993 A,
5.750% 07/01/21	3,635,000	4,350,295
CA Pico Rivera Water Authority
Series 1999 A,
Insured: NPFGC 5.500% 05/01/29	2,000,000	2,141,400
CA San Diego Public Facilities Financing Authority
Series 2009 B,
5.375% 08/01/34	2,000,000	2,121,780
Series 2009,
5.250% 05/15/39	3,000,000	3,158,730
CA Santa Clara Valley Water District
Series 2006,
Insured: AGMC 4.250% 06/01/30	2,500,000	2,406,950
Water & Sewer Total		35,659,764
Utilities Total		57,581,212
Total Municipal Bonds (cost of $371,362,069)		387,333,652
Municipal Preferred Stock – 0.4%
	Shares
Housing – 0.4%
Multi-Family – 0.4%
Munimae Tax-Exempt Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (g)	2,000,000	1,640,040
Multi-Family Total		1,640,040
Housing Total		1,640,040
Total Municipal Preferred Stock (cost of $2,000,000)		1,640,040

Investment Companies – 0.3%
	Shares	Value ($)
Columbia California Tax-Exempt Reserves, Capital Class (7 day yield of 0.180%) (h)(i)	496,000	496,000
Dreyfus General California Municipal Money Market Fund (7 day yield of 0.000%)	561,897	561,897
Total Investment Companies (cost of $1,057,897)		1,057,897
Total Investments – 99.0% (cost of $374,419,966) (j)		390,031,589
Other Assets & Liabilities, Net – 1.0%		4,024,240
Net Assets – 100.0%		394,055,829

Notes to Investment Portfolio:

(a)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At April 30, 2010, the value of this security amounted to $1,588,264 which represents 0.4% of net assets. Additional information on this restricted security is as follows:

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority; Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$1,645,000

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(f)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the value of this security, which is illiquid, amounted to $1,640,040 which represents 0.4% of net assets.

Security	Acquisition Date	Shares	Cost	Value
Munimae Tax-Exempt Bond Subsidiary LLC; Series 2004 A-2, 4.900% 06/30/49	10/15/04	2,000,000	$2,000,000	$1,640,040

(h)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia California Tax-Exempt Reserves, Capital Class (7 day yield of 0.180%)	$3,256,484	$32,919,931	$(35,680,415)	$1,322	$496,000

See Accompanying Notes to Financial Statements.

12

Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

(i)  Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC.

(j)  Cost for federal income tax purposes is $374,385,763.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$387,333,652	$—	$387,333,652
Total Municipal Preferred Stock	—	1,640,040	—	1,640,040
Total Investment Companies	1,057,897	—	—	1,057,897
Total Investments	$1,057,897	$388,973,692	$—	$390,031,589

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	43.1
Utilities	14.6
Refunded/Escrowed	12.5
Health Care	9.4
Education	7.9
Transportation	5.8
Tobacco	1.5
Housing	1.5
Industrials	1.1
Other	0.8
Resource Recovery	0.5
98.7
Investment Companies	0.3
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GTY AGMT	Guaranty Agreement

IFRN	Inverse Floating Rate Note

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund
April 30, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	373,923,966
	Affiliated investments, at identified cost	496,000
	Total investments, at identified cost	374,419,966
	Unaffiliated investments, at value	389,535,589
	Affiliated investments, at value	496,000
	Total investments, at value	390,031,589
	Cash	983
	Receivable for:
	Fund shares sold	387,687
	Interest	5,218,465
	Expense reimbursement due from investment advisor	10,803
	Trustees' deferred compensation plan	41,548
	Prepaid expenses	7,294
	Total Assets	395,698,369
Liabilities	Payable for:
	Fund shares repurchased	546,440
	Distributions	718,204
	Investment advisory fee	161,802
	Pricing and bookkeeping fees	13,165
	Transfer agent fee	17,933
	Trustees' fees	22,133
	Custody fee	2,610
	Distribution and service fees	72,086
	Chief compliance officer expenses	71
	Trustees' deferred compensation plan	41,548
	Other liabilities	46,548
	Total Liabilities	1,642,540
	Net Assets	394,055,829
Net Assets Consist of	Paid-in capital	374,858,642
	Undistributed net investment income	293,048
	Accumulated net realized gain	3,292,516
	Net unrealized appreciation (depreciation) on investments	15,611,623
	Net Assets	394,055,829
Class A	Net assets	$264,130,883
	Shares outstanding	35,549,990
	Net asset value per share	$7.43	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.43/0.9525)	$7.80	(b)
Class B	Net assets	$3,570,616
	Shares outstanding	480,581
	Net asset value and offering price per share	$7.43	(a)
Class C	Net assets	$29,955,506
	Shares outstanding	4,031,761
	Net asset value and offering price per share	$7.43	(a)
Class Z	Net assets	$96,398,824
	Shares outstanding	12,974,632
	Net asset value, offering and redemption price per share	$7.43

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia California Tax-Exempt Fund
For the Six Months Ended April 30, 2010 (Unaudited)

		($)
Investment Income	Interest	10,199,308
	Dividends	— *
	Dividends from affiliates	1,322
	Total Investment Income	10,200,630
Expenses	Investment advisory fee	984,233
	Distribution fee:
	Class B	16,582
	Class C	110,687
	Service fee:
	Class A	314,177
	Class B	5,295
	Class C	35,475
	Pricing and bookkeeping fees	62,021
	Transfer agent fee	69,772
	Trustees' fees	18,866
	Custody fee	7,943
	Chief compliance officer expenses	385
	Other expenses	96,050
	Total Expenses	1,721,486
	Fees waived or expenses reimbursed by investment advisor	(58,176)
	Fees waived by distributor—Class C	(44,309)
	Expense reductions	(14)
	Net Expenses	1,618,987
	Net Investment Income	8,581,643
Net Realized and Unrealized Gain (Loss) on Investments
	Net realized gain on investments	3,706,716
	Net change in unrealized appreciation (depreciation) on investments	4,604,794
	Net Gain	8,311,510
	Net Increase Resulting from Operations	16,893,153

*  Rounds to less than $1.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)
Operations	Net investment income	8,581,643	17,753,420
	Net realized gain on investments and futures contracts	3,706,716	1,409,988
	Net change in unrealized appreciation (depreciation) on investments	4,604,794	32,648,383
	Net Increase Resulting from Operations	16,893,153	51,811,791
Distributions to Shareholders	From net investment income:
	Class A	(5,677,978)	(11,572,607)
	Class B	(79,098)	(293,974)
	Class C	(574,012)	(989,586)
	Class Z	(2,248,824)	(4,892,289)
	From net realized gains:
	Class A	(826,388)	(266,708)
	Class B	(15,401)	(9,730)
	Class C	(91,505)	(22,700)
	Class Z	(316,727)	(111,582)
	Total Distributions to Shareholders	(9,829,933)	(18,159,176)
	Net Capital Stock Transactions	(20,152,268)	(28,962,294)
	Increase from regulatory settlements	—	5,166
	Total Increase (Decrease) in Net Assets	(13,089,048)	4,695,487
Net Assets	Beginning of period	407,144,877	402,449,390
	End of period	394,055,829	407,144,877
	Undistributed net investment income at end of period	293,048	291,317

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia California Tax-Exempt Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	601,309	4,409,073	3,895,993	27,313,561
Distributions reinvested	605,487	4,438,845	1,117,396	7,849,044
Redemptions	(2,046,777)	(15,007,670)	(7,870,780)	(54,925,863)
Net decrease	(839,981)	(6,159,752)	(2,857,391)	(19,763,258)
Class B
Subscriptions	21,220	155,877	61,966	433,630
Distributions reinvested	7,554	55,364	26,255	183,234
Redemptions	(284,923)	(2,089,917)	(803,739)	(5,672,592)
Net decrease	(256,149)	(1,878,676)	(715,518)	(5,055,728)
Class C
Subscriptions	424,833	3,114,992	1,423,590	9,936,545
Distributions reinvested	42,134	308,877	71,416	501,907
Redemptions	(398,667)	(2,932,588)	(796,791)	(5,531,093)
Net increase	68,300	491,281	698,215	4,907,359
Class Z
Subscriptions	797,277	5,848,978	2,684,063	18,895,881
Distributions reinvested	31,067	227,427	50,465	351,519
Redemptions	(2,547,885)	(18,681,526)	(4,082,983)	(28,298,067)
Net decrease	(1,719,541)	(12,605,121)	(1,348,455)	(9,050,667)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.30		$6.71	$7.55	$7.74	$7.59	$7.74
Income from Investment Operations:
Net investment income (a)	0.16		0.31	0.30	0.30	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.15		0.59	(0.79)	(0.16)	0.18	(0.15)
Total from investment operations	0.31		0.90	(0.49)	0.14	0.49	0.16
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.30)	(0.31)	(0.30)	(0.31)	(0.31)
From net realized gains	(0.02)		(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.18)		(0.31)	(0.35)	(0.33)	(0.34)	(0.31)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$7.43		$7.30	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	4.32	%(e)	13.76%	(6.80)%	1.86%	6.61%	2.05%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	0.84	%(g)	0.84%	0.84%	0.83%	0.83%	0.90%
Waiver/Reimbursement	0.03	%(g)	0.02%	0.01%	0.03%	0.02%	—	%(h)
Net investment income (f)	4.34	%(g)	4.38%	4.14%	3.99%	4.04%	4.00%
Portfolio turnover rate	7	%(e)	14%	12%	12%	10%	7%
Net assets, end of period (000s)	$264,131		$265,594	$263,220	$281,254	$292,740	$303,486

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.30		$6.71	$7.55	$7.74	$7.59	$7.74
Income from Investment Operations:
Net investment income (a)	0.13		0.26	0.25	0.25	0.25	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.15		0.59	(0.80)	(0.17)	0.18	(0.15)
Total from investment operations	0.28		0.85	(0.55)	0.08	0.43	0.10
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.25)	(0.25)	(0.24)	(0.25)	(0.25)
From net realized gains	(0.02)		(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.15)		(0.26)	(0.29)	(0.27)	(0.28)	(0.25)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$7.43		$7.30	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	3.93	%(e)	12.92%	(7.49)%	1.10%	5.82%	1.29%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.59	%(g)	1.59%	1.59%	1.58%	1.58%	1.65%
Waiver/Reimbursement	0.03	%(g)	0.02%	0.01%	0.03%	0.02%	—	%(h)
Net investment income (f)	3.59	%(g)	3.65%	3.38%	3.25%	3.29%	3.25%
Portfolio turnover rate	7	%(e)	14%	12%	12%	10%	7%
Net assets, end of period (000s)	$3,571		$5,377	$9,740	$16,123	$24,004	$30,327

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.30		$6.71	$7.55	$7.74	$7.59	$7.74
Income from Investment Operations:
Net investment income (a)	0.14		0.28	0.27	0.27	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.15		0.59	(0.80)	(0.16)	0.18	(0.15)
Total from investment operations	0.29		0.87	(0.53)	0.11	0.45	0.12
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.27)	(0.27)	(0.27)	(0.27)	(0.27)
From net realized gains	(0.02)		(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.16)		(0.28)	(0.31)	(0.30)	(0.30)	(0.27)
Increase from regulatory settlements	—		— (b)	—	—	—	—
Net Asset Value, End of Period	$7.43		$7.30	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	4.08	%(e)	13.25%	(7.22)%	1.40%	6.13%	1.59%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.29	%(g)	1.29%	1.29%	1.28%	1.28%	1.35%
Waiver/Reimbursement	0.33	%(g)	0.32%	0.31%	0.33%	0.32%	0.30%
Net investment income (f)	3.89	%(g)	3.91%	3.69%	3.54%	3.59%	3.55%
Portfolio turnover rate	7	%(e)	14%	12%	12%	10%	7%
Net assets, end of period (000s)	$29,956		$28,928	$21,899	$16,765	$16,224	$17,063

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,
Class Z Shares	2010		2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$7.30		$6.71	$7.55	$7.74	$7.59	$7.73
Income from Investment Operations:
Net investment income (b)	0.17		0.32	0.32	0.32	0.32	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	0.15		0.60	(0.80)	(0.16)	0.19	(0.14)
Total from investment operations	0.32		0.92	(0.48)	0.16	0.51	(0.10)
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.32)	(0.32)	(0.32)	(0.33)	(0.04)
From net realized gains	(0.02)		(0.01)	(0.04)	(0.03)	(0.03)	—
Total distributions to shareholders	(0.19)		(0.33)	(0.36)	(0.35)	(0.36)	(0.04)
Increase from regulatory settlements	—		— (c)	—	—	—	—
Net Asset Value, End of Period	$7.43		$7.30	$6.71	$7.55	$7.74	$7.59
Total return (d)(e)	4.44	%(f)	14.03%	(6.57)%	2.09%	6.85%	(1.28	)%(f)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (g)	0.60	%(h)	0.60%	0.60%	0.60%	0.60%	0.58	%(h)
Waiver/Reimbursement	0.03	%(h)	0.02%	0.01%	0.03%	0.02%	—	%(h)(i)
Net investment income (g)	4.58	%(h)	4.61%	4.38%	4.23%	4.26%	4.29	%(h)
Portfolio turnover rate	7	%(f)	14%	12%	12%	10%	7	%(f)
Net assets, end of period (000s)	$96,399		$107,246	$107,591	$122,941	$123,803	$117,979

(a)  Class Z shares commenced operations on September 19, 2005. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Notes to Financial Statements – Columbia California Tax-Exempt Fund

April 30, 2010 (Unaudited)

Note 1. Organization

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and California individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

22

Columbia California Tax-Exempt Fund, April 30, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or

23

Columbia California Tax-Exempt Fund, April 30, 2010 (Unaudited)

other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2009 was as follows:

Tax-Exempt Income	$17,678,108
Ordinary Income*	70,348
Long-Term Capital Gains	410,720

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2010, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$24,469,063
Unrealized depreciation	(8,823,237)
Net unrealized appreciation	$15,645,826

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management

24

Columbia California Tax-Exempt Fund, April 30, 2010 (Unaudited)

Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The advisory fee rates paid by the Fund did not change as a result of the New Advisor.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund. Columbia received a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the six month period ended April 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

In connection with the Closing, the New Advisor provides financial reporting and accounting services to the Fund. In addition, under the administrative services agreement, the New Advisor provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement

25

Columbia California Tax-Exempt Fund, April 30, 2010 (Unaudited)

for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended April 30, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. For the six month period ended April 30, 2010, the Former Distributor retained net underwriting discounts of $5,544 on sales of the Fund's Class A shares and received net CDSC fees of $3,641, $959 and $1,249 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2010, the Fund's annualized effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that it did not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Fee Waivers and Expense Reimbursements

Prior to the Closing, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement has been continued by the New Advisor and may be revised or discontinued by the New Advisor at any time.

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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Columbia California Tax-Exempt Fund, April 30, 2010 (Unaudited)

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fee" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund may have made daily investments of cash balances in Columbia California Tax-Exempt Reserves, an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of Columbia California Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2010, these custody credits reduced total expenses by $14 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $28,086,646 and $43,563,162, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended April 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of April 30, 2010, one shareholder account owned 21.6% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at April 30, 2010, invested in debt obligations issued by California and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

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Columbia California Tax-Exempt Fund, April 30, 2010 (Unaudited)

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

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connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised

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by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

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Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia California Tax-Exempt Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
237,859,593	5,299,222	11,427,437	79,867,709

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,938,639	14,287,135	11,360,471	79,867,716

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

37

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia California Tax-Exempt Fund
One Financial Center
Boston, MA 02111-2621

columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1010 A (6/10)

Columbia Connecticut Tax-Exempt Fund

Semiannual Report for the Period Ended April 30, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	17

Board Consideration and Approval of Advisory Agreements	24

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	28

Shareholder Meeting Results	30

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2010, the fund's Class A shares returned 3.71% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index1, returned 3.68%. The fund's peer group, the Lipper Connecticut Municipal Debt Funds Classification2, had an average return of 3.18%. Strong issue selection among bonds with maturities of 15 years and longer aided performance versus the index, as did returns from issues rated below investment grade. An underweight in BBB-rated3 bonds—lower-quality investment-grade bonds—hindered results. We believe the fund outperformed its Lipper peer group average because of strong issue selection among non-rated and A-rated issues as well as among longer-term bonds with 15- to 30-year maturities.

■  Municipal bonds nationwide benefited from reduced supply and increased demand. Supply tightened as a sizable federal subsidy drew municipal issuers to taxable Build America Bonds (BABs). At the same time, rising tax rates pushed more investors to look at tax-exempt bonds to protect their investment income. Longer-maturity and lower-quality municipal bonds did especially well, benefiting in part from an improving economy that bolstered investor confidence. Connecticut state general obligation bonds received an added boost after a recalibration of Moody's municipal bond credit ratings scale raised the state's rating from Aa3 to Aa2.

■  In Connecticut, municipal bond supply was limited, particularly in bonds with 20-year and longer maturities. As a result, the fund's weight in this sector remained in line with that of the index. Among the fund's strong performers in the 15- to 30-year sector were non-callable bonds—bonds that cannot be redeemed before maturity. The fund still has a focus on bonds maturing in 10 to 20 years, which outperformed shorter-term issues. We also added to lower-quality (Baa/BBB and lower) bonds wherever we could find issues we liked.

■  Connecticut is one of the wealthiest states in the nation. While expectations are that tax revenues will improve, Connecticut's fiscal outlook largely depends on the fortunes of Wall Street. An added concern is the upcoming budget. The state took one-time actions to balance its 2010 budget but will most likely need to make structural changes to balance next year's budget. We have confidence, however, in the state's ability to work through these issues and ensure the stability of its credit rating. In an environment of moderate economic growth and low inflationary pressures, we expect municipal bond returns to benefit from limited supply coupled with strong investor demand.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+ 3.71%

Class A shares (without sales charge)

+ 3.68%

Barclays Capital Municipal Bond Index

1

Fund Profile (continued) – Columbia Connecticut Tax-Exempt Fund

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Campbell was associated with the fund's previous advisor or its predecessors since 1995.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

2

Performance Information – Columbia Connecticut Tax-Exempt Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	16,448	15,667
Class B	15,271	15,271
Class C	15,730	15,730

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C
Inception	11/01/91		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
6-month (cumulative)	3.71	–1.22	3.33	–1.67	3.48	2.48
1-year	8.46	3.31	7.66	2.66	7.97	6.97
5-year	3.57	2.57	2.80	2.46	3.11	3.11
10-year	5.10	4.59	4.32	4.32	4.63	4.63

Average annual total return as of 03/31/10 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
6-month (cumulative)	0.12	–4.64	–0.25	–5.17	–0.11	–1.09
1-year	9.69	4.48	8.88	3.88	9.21	8.21
5-year	3.75	2.74	2.98	2.63	3.28	3.28
10-year	4.90	4.39	4.13	4.13	4.44	4.44

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	7.70
Class B	7.70
Class C	7.70

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.14
Class B	0.11
Class C	0.12

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

3

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.10	1,020.63	4.24	4.21	0.84
Class B	1,000.00	1,000.00	1,033.30	1,016.91	8.02	7.95	1.59
Class C	1,000.00	1,000.00	1,034.80	1,018.40	6.51	6.46	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.2%
	Par ($)	Value ($)
Education – 23.0%
Education – 15.4%
CT Health & Educational Facilities Authority
Connecticut College, Series 2002 E, Insured: NPFGC 5.250% 07/01/22	400,000	416,792
Fairfield University: Series 2008 N, 4.750% 07/01/27	1,000,000	1,032,410
Series 2010 O, 5.000% 07/01/40	1,000,000	1,015,880
Quinnipiac University, Series 2007 I, Insured: NPFGC 4.375% 07/01/28	1,015,000	989,462
Trinity College: Series 1998 F, Insured: NPFGC 5.500% 07/01/21	2,000,000	2,342,820
Series 2007 J, Insured: NPFGC: 4.250% 07/01/31	1,000,000	960,770
4.500% 07/01/37	1,500,000	1,472,220
University of Connecticut, Series 2002 A, Insured: FGIC 5.250% 11/15/14	1,000,000	1,110,730
University of Hartford, Series 2002, Insured: RAD 5.375% 07/01/15	1,000,000	1,040,810
Yale University: Series 2001 V-1, 0.240% 07/01/36 (05/03/10) (a)(b)	500,000	500,000
Series 2003 X-1, 5.000% 07/01/42	2,000,000	2,054,080
Series 2007 Z-1, 5.000% 07/01/42	1,500,000	1,574,520
Education Total		14,510,494
Prep School – 7.6%
CT Health & Educational Facilities Authority
Brunswick School, Series 2003 B, Insured: NPFGC 5.000% 07/01/33	670,000	674,442
Loomis Chaffee School: Series 2001 E, 5.250% 07/01/21	1,765,000	1,808,755

	Par ($)	Value ($)
Series 2005 F, Insured: AMBAC: 5.250% 07/01/25	2,035,000	2,365,036
5.250% 07/01/26	1,045,000	1,215,701
Miss Porter's School, Series 2006 B, Insured: AMBAC 5.000% 07/01/36	1,075,000	1,101,864
Prep School Total		7,165,798
Education Total		21,676,292
Health Care – 10.5%
Continuing Care Retirement – 0.2%
CT Hamden
Whitney Center Inc., Series 2009 A, 7.625% 01/01/30	225,000	233,393
Continuing Care Retirement Total		233,393
Hospitals – 6.9%
CT Health & Educational Facilities Authority
Danbury Hospital, Series 2006 H, Insured: AMBAC 4.500% 07/01/33	2,000,000	1,552,060
Middlesex Hospital, Series 2006 L, Insured: AGMC 4.250% 07/01/36	1,000,000	858,790
Series 2010, 5.000% 11/15/40	2,000,000	2,054,960
William W. Backus Hospital, Series 2005 F, Insured: AGMC 5.125% 07/01/35	2,000,000	2,043,360
Hospitals Total		6,509,170
Intermediate Care Facilities – 0.8%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	255,000	245,922
CT Housing Finance Authority
Series 2000, Insured: AMBAC 5.850% 06/15/30	500,000	506,225
Intermediate Care Facilities Total		752,147

See Accompanying Notes to Financial Statements.

5

Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Nursing Homes – 2.6%
CT Development Authority Health Facility
Alzheimers Resources Center, Inc., Series 2007: 5.400% 08/15/21	500,000	449,435
5.500% 08/15/27	2,375,000	1,973,007
Nursing Homes Total		2,422,442
Health Care Total		9,917,152
Housing – 4.5%
Multi-Family – 1.9%
CT Bridgeport Housing Authority
Series 2009, 5.600% 06/01/30	1,000,000	1,025,790
CT Greenwich Housing Authority
Greenwich Close Apartments, Series 1997 A, 6.350% 09/01/27	750,000	762,518
Multi-Family Total		1,788,308
Single-Family – 2.6%
CT Housing Finance Authority
Series 2003 C-1, 4.850% 11/15/23	1,000,000	1,028,220
Series 2006, AMT, 4.875% 11/15/36	1,500,000	1,446,315
Single-Family Total		2,474,535
Housing Total		4,262,843
Other – 5.0%
Pool/Bond Bank – 1.2%
CT State
Series 2009 A, 5.000% 06/01/26	1,000,000	1,112,560
Pool/Bond Bank Total		1,112,560
Refunded/Escrowed (c) – 3.8%
CT New Haven
Series 2002 B, Escrowed to Maturity, Insured: FGIC 5.000% 11/01/16	10,000	11,013
Series 2002 C, Escrowed to Maturity, Insured: NPFGC 5.000% 11/01/20	10,000	11,029

	Par ($)	Value ($)
CT West Hartford
Series 2005 B, Pre-refunded 10/01/10, 5.000% 10/01/24	1,500,000	1,721,295
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E, Escrowed to Maturity, Insured: AMBAC 5.500% 08/01/27	1,500,000	1,786,552
Refunded/Escrowed Total		3,529,889
Other Total		4,642,449
Resource Recovery – 3.6%
Disposal – 2.0%
CT New Haven Solid Waste Authority
Series 2008, 5.375% 06/01/28	1,750,000	1,860,075
Disposal Total		1,860,075
Resource Recovery – 1.6%
CT Resource Recovery Authority
American Re-Fuel Co., Series 2001 AII, AMT, 5.500% 11/15/15	1,500,000	1,527,630
Resource Recovery Total		1,527,630
Resource Recovery Total		3,387,705
Tax-Backed – 41.9%
Local General Obligations – 21.3%
CT Bridgeport
Series 1997 A, Insured: NPFGC 5.500% 08/15/19	1,500,000	1,630,590
Series 2004 C, Insured: NPFGC 5.500% 08/15/21	1,225,000	1,321,946
CT Cheshire
Series 2000 B, 5.000% 08/01/14	1,720,000	1,969,228
CT East Hartford
Series 2003, Insured: FGIC 5.250% 05/01/15	1,000,000	1,140,890
CT East Haven
Series 2003, Insured: NPFGC 5.000% 09/01/15	640,000	702,989

See Accompanying Notes to Financial Statements.

6

Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Granby
Series 2006, 5.000% 02/15/26	540,000	645,975
CT New Britain
Series 1993 A, Insured: NPFGC 6.000% 10/01/12	1,500,000	1,605,645
Series 2006, Insured: AMBAC 5.000% 04/15/21	1,160,000	1,354,509
CT New Haven
Series 2002 B, Insured: FGIC 5.000% 11/01/16	1,000,000	1,096,750
CT North Haven
Series 2007, 4.750% 07/15/26	1,150,000	1,320,453
CT Plainville
Series 2002, Insured: FGIC: 5.000% 12/01/15	400,000	433,760
5.000% 12/01/16	500,000	542,200
CT Ridgefield
Series 2009, 5.000% 09/15/21	1,000,000	1,191,830
CT Stamford
Series 2003 B, 5.250% 08/15/16	1,000,000	1,183,290
Series 2010 B, 5.000% 07/01/22	1,000,000	1,186,880
CT Suffield
Series 2005, 5.000% 06/15/20	1,400,000	1,644,496
CT Westport
Series 2003, 5.000% 08/15/15	1,000,000	1,121,690
Local General Obligations Total		20,093,121
Special Non-Property Tax – 11.3%
CT Special Tax Obligation
Transportation Infrastructure: Series 2002 B, Insured: AMBAC 5.000% 12/01/21	1,500,000	1,579,560
Series 2004 B, Insured: AMBAC 5.250% 07/01/18	2,000,000	2,319,100
GU Territory of Guam
Series 2009 A, 5.750% 12/01/34	2,150,000	2,204,008

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1993 X, Insured: AGMC 5.500% 07/01/13	3,000,000	3,175,770
Series 2005 L, Insured: AMBAC 5.250% 07/01/38	1,000,000	984,740
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A, Insured: AMBAC (d) 07/01/35	2,000,000	368,180
Special Non-Property Tax Total		10,631,358
Special Property Tax – 0.9%
CT Harbor Point Infrastructure Improvement District
Series 2010 A, 7.875% 04/01/39	750,000	791,370
Special Property Tax Total		791,370
State Appropriated – 3.3%
CT Juvenile Training School
Series 2001, 4.750% 12/15/25	2,500,000	2,548,675
CT University
Series 2009 A, 5.000% 02/15/28	500,000	544,070
State Appropriated Total		3,092,745
State General Obligations – 5.1%
CT Housing Finance Authority
Series 2009, 5.000% 06/15/28	750,000	802,095
CT State
Series 2001 C, Insured: AGMC 5.500% 12/15/15	1,500,000	1,774,455
Series 2001, Insured: AGMC 5.500% 12/15/14	1,500,000	1,751,805
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	400,000	474,104
State General Obligations Total		4,802,459
Tax-Backed Total		39,411,053

See Accompanying Notes to Financial Statements.

7

Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 0.6%
Transportation – 0.6%
CT New Haven Air Rights Parking Facility
Series 2002, Insured: AMBAC 5.375% 12/01/15	500,000	565,920
Transportation Total		565,920
Transportation Total		565,920
Utilities – 9.1%
Municipal Electric – 4.0%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: NPFGC 5.500% 07/01/15	1,000,000	1,134,010
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	1,500,000	1,644,465
Series 2010, 5.250% 07/01/40	1,000,000	1,011,710
Municipal Electric Total		3,790,185
Water & Sewer – 5.1%
CT Greater New Haven Water Pollution Control Authority
Series 2008, Insured: AGMC 4.750% 11/15/28	600,000	615,234
CT South Central Regional Water Authority
Series 2005, Insured: NPFGC 5.000% 08/01/30	1,870,000	1,929,952
Series 2007 A, Insured: NPFGC: 5.250% 08/01/23	1,000,000	1,135,060
5.250% 08/01/24	1,000,000	1,127,750
Water & Sewer Total		4,807,996
Utilities Total		8,598,181
Total Municipal Bonds (cost of $89,629,120)		92,461,595

Investment Companies – 0.6%
	Shares	Value ($)
Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.130%) (e)(f)	250,148	250,148
Dreyfus Connecticut Municipal Money Market Fund (7 day yield of 0.000%)	338,158	338,158
Total Investment Companies (cost of $588,306)		588,306
Total Investments – 98.8% (cost of $90,217,426) (g)		93,049,901
Other Assets & Liabilities, Net – 1.2%		1,156,022
Net Assets – 100.0%		94,205,923

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.130%)	$747,272	$8,879,965	$(8,877,089)	$329	$250,148

(g)  Cost for federal income tax purposes is $90,188,852.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$92,461,595	$—	$92,461,595
Total Investment Companies	588,306	—	—	588,306
Total Investments	$588,306	$92,461,595	$—	$93,049,901

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

8

Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	41.9
Education	23.0
Health Care	10.5
Utilities	9.1
Other	5.0
Housing	4.5
Resource Recovery	3.6
Transportation	0.6
98.2
Investment Companies	0.6
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	89,967,278
	Affiliated investments, at identified cost	250,148
	Total investments, at identified cost	90,217,426
	Unaffiliated investments, at value	92,799,753
	Affiliated investments, at value	250,148
	Total investments, at value	93,049,901
	Cash	421
	Receivable for:
	Fund shares sold	42,419
	Interest	1,366,847
	Expense reimbursement due from investment advisor	16,201
	Trustees' deferred compensation plan	26,198
	Prepaid expenses	1,703
	Other assets	6,756
	Total Assets	94,510,446
Liabilities	Payable for:
	Fund shares repurchased	58,006
	Distributions	111,299
	Investment advisory fee	38,602
	Pricing and bookkeeping fees	5,717
	Transfer agent fee	7,472
	Trustees' fees	1,139
	Audit fee	22,487
	Custody fee	2,097
	Distribution and service fees	26,223
	Chief compliance officer expenses	27
	Trustees' deferred compensation plan	26,198
	Other liabilities	5,256
	Total Liabilities	304,523
	Net Assets	94,205,923
Net Assets Consist of	Paid-in capital	90,996,703
	Undistributed net investment income	264,668
	Accumulated net realized gain	112,077
	Net unrealized appreciation on investments	2,832,475
	Net Assets	94,205,923
Class A	Net assets	$77,068,401
	Shares outstanding	10,009,023
	Net asset value per share	$7.70	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.70/0.9525)	$8.08	(b)
Class B	Net assets	$4,523,201
	Shares outstanding	587,422
	Net asset value and offering price per share	$7.70	(a)
Class C	Net assets	$12,614,321
	Shares outstanding	1,638,251
	Net asset value and offering price per share	$7.70	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Connecticut Tax-Exempt Fund

For the Six Months Ended April 30, 2010 (Unaudited)

		($)
Investment Income	Interest	2,121,079
	Dividends from affiliates	329
	Total Investment Income	2,121,408
Expenses	Investment advisory fee	235,414
	Distribution fee:
	Class B	21,407
	Class C	46,730
	Service fee:
	Class A	91,866
	Class B	6,886
	Class C	15,061
	Transfer agent fee	29,136
	Pricing and bookkeeping fees	30,907
	Trustees' fees	9,722
	Custody fee	4,090
	Chief compliance officer expenses	318
	Other expenses	61,328
	Total Expenses	552,865
	Fees waived or expenses reimbursed by investment advisor	(88,418)
	Fees waived by distributor—Class C	(18,700)
	Expense reductions	— *
	Net Expenses	445,747
	Net Investment Income	1,675,661
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	504,973
	Net change in unrealized appreciation (depreciation) on investments	1,204,633
	Net Gain	1,709,606
	Net Increase Resulting from Operations	3,385,267

*  Rounds to less than $1.

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)
Operations	Net investment income	1,675,661	3,277,103
	Net realized gain (loss) on investments and futures contracts	504,973	(341,616)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,204,633	8,246,992
	Net increase resulting from operations	3,385,267	11,182,479
Distributions to Shareholders	From net investment income:
	Class A	(1,388,805)	(2,617,543)
	Class B	(82,919)	(265,641)
	Class C	(199,669)	(385,206)
	From net realized gains:
	Class A	—	(200,742)
	Class B	—	(30,739)
	Class C	—	(35,192)
	Total distributions to shareholders	(1,671,393)	(3,535,063)
	Net Capital Stock Transactions	(2,154,470)	(2,691,586)
	Total increase (decrease) in net assets	(440,596)	4,955,830
Net Assets	Beginning of period	94,646,519	89,690,689
	End of period	94,205,923	94,646,519
	Undistributed net investment income at end of period	264,668	260,400

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Connecticut Tax-Exempt Fund

	Capital Stock Activty
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	385,404	2,955,293	1,278,275	9,380,485
Distributions reinvested	111,330	852,631	250,169	1,818,274
Redemptions	(466,844)	(3,577,631)	(1,221,471)	(8,879,826)
Net increase	29,890	230,293	306,973	2,318,933
Class B
Subscriptions	772	5,910	44,742	320,746
Distributions reinvested	6,208	47,536	22,597	162,937
Redemptions	(328,138)	(2,515,294)	(720,383)	(5,251,093)
Net decrease	(321,158)	(2,461,848)	(653,044)	(4,767,410)
Class C
Subscriptions	83,729	640,811	234,406	1,722,201
Distributions reinvested	13,010	99,644	28,038	203,431
Redemptions	(86,437)	(663,370)	(297,464)	(2,168,741)
Net increase (decrease)	10,302	77,085	(35,020)	(243,109)

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.56		$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.14		0.27	0.28	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		0.63	(0.68)	(0.12)	0.11	(0.23)
Total from investment operations	0.28		0.90	(0.40)	0.16	0.40	0.06
Less Distributions to Shareholders:
From net investment income	(0.14)		(0.27)	(0.27)	(0.28)	(0.28)	(0.29)
From net realized gains	—		(0.02)	(0.09)	(0.09)	(0.11)	(0.05)
Total distributions to shareholders	(0.14)		(0.29)	(0.36)	(0.37)	(0.39)	(0.34)
Net Asset Value, End of Period	$7.70		$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	3.71	%(d)	13.18%	(5.36)%	2.03%	5.25%	0.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.84	%(f)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.19	%(f)	0.17%	0.15%	0.13%	0.16%	0.09%
Net investment income (e)	3.66	%(f)	3.67%	3.73%	3.61%	3.67%	3.63%
Portfolio turnover rate	7	%(d)	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$77,068		$75,465	$67,265	$84,351	$87,906	$98,063

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.56		$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.11		0.21	0.22	0.22	0.23	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		0.63	(0.67)	(0.12)	0.11	(0.23)
Total from investment operations	0.25		0.84	(0.45)	0.10	0.34	—
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.21)	(0.22)	(0.22)	(0.22)	(0.23)
From net realized gains	—		(0.02)	(0.09)	(0.09)	(0.11)	(0.05)
Total distributions to shareholders	(0.11)		(0.23)	(0.31)	(0.31)	(0.33)	(0.28)
Net Asset Value, End of Period	$7.70		$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	3.33	%(d)	12.34%	(6.07)%	1.27%	4.47%	(0.03)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.59	%(f)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.19	%(f)	0.17%	0.15%	0.13%	0.16%	0.09%
Net investment income (e)	2.92	%(f)	2.94%	2.98%	2.86%	2.93%	2.88%
Portfolio turnover rate	7	%(d)	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$4,523		$6,871	$10,860	$17,026	$25,085	$34,784

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.56		$6.95	$7.71	$7.92	$7.91	$8.19
Income from Investment Operations:
Net investment income (a)	0.12		0.24	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.14		0.63	(0.68)	(0.12)	0.12	(0.24)
Total from investment operations	0.26		0.87	(0.43)	0.12	0.37	0.02
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.24)	(0.24)	(0.24)	(0.25)	(0.25)
From net realized gains	—		(0.02)	(0.09)	(0.09)	(0.11)	(0.05)
Total distributions to shareholders	(0.12)		(0.26)	(0.33)	(0.33)	(0.36)	(0.30)
Net Asset Value, End of Period	$7.70		$7.56	$6.95	$7.71	$7.92	$7.91
Total return (b)(c)	3.48	%(d)	12.67%	(5.79)%	1.57%	4.78%	0.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.29	%(f)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.49	%(f)	0.47%	0.45%	0.43%	0.46%	0.39%
Net investment income (e)	3.21	%(f)	3.22%	3.28%	3.16%	3.23%	3.18%
Portfolio turnover rate	7	%(d)	7%	10%	14%	13%	9%
Net assets, end of period (000s)	$12,614		$12,311	$11,565	$12,890	$13,792	$19,585

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund

April 30, 2010 (Unaudited)

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Connecticut individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

17

Columbia Connecticut Tax-Exempt Fund, April 30, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should

18

Columbia Connecticut Tax-Exempt Fund, April 30, 2010 (Unaudited)

not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2009 was as follows:

Tax-Exempt Income	$3,280,569
Ordinary Income*	2,367
Long-Term Capital Gains	252,127

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,342,056
Unrealized depreciation	(1,481,007)
Net unrealized appreciation	$2,861,049

The following capital loss carryforwards, determined as of October 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$335,898

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The advisory fee rates paid by the Fund did not change as a result of the New Advisor.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of

19

Columbia Connecticut Tax-Exempt Fund, April 30, 2010 (Unaudited)

America Corporation ("BOA"), provided investment advisory services to the Fund. Columbia received a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the six month period ended April 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

In connection with the Closing, the New Advisor provides financial reporting and accounting services to the Fund. In addition, under the administrative services agreement, the New Advisor provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer

20

Columbia Connecticut Tax-Exempt Fund, April 30, 2010 (Unaudited)

Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended April 30, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. For the six month period ended April 30, 2010, the Former Distributor retained net underwriting discounts of $3,077 on sales of the Fund's Class A shares and received net CDSC fees of $52 and $194 on Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2010, the Fund's annualized effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that it did not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Fee Waivers and Expense Reimbursements

Prior to the Closing, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement has been continued by the New Advisor and may be revised or discontinued by the New Advisor at any time.

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund may have made daily investments of cash balances in Columbia Connecticut Municipal Reserves, an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. As an

21

Columbia Connecticut Tax-Exempt Fund, April 30, 2010 (Unaudited)

investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of Columbia Connecticut Municipal Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2010, these custody credits reduced total expenses by less than $1 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $6,141,367 and $7,474,205, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended April 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of April 30, 2010, one shareholder account owned 10.6% of the outstanding shares of the Fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at April 30, 2010, invested in debt obligations issued by each of Connecticut and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2010, private insurers who insured greater than 20% of total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	20.3

At April 30, 2010, National Public Finance Guarantee Corp. was rated A by Standard & Poor's.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

22

Columbia Connecticut Tax-Exempt Fund, April 30, 2010 (Unaudited)

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

23

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

24

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised

25

by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

26

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

27

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

29

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The results of shareholder meeting are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,136,085	1,488,371	3,100,168	20,973,088

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,639,320	3,212,396	2,872,892	20,973,103

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

30

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

33

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Connecticut Tax-Exempt Fund
One Financial Center
Boston, MA 02111-2621

columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1015 A (6/10)

Columbia Massachusetts Tax-Exempt Fund

Semiannual Report for the Period Ended April 30, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	18

Board Consideration and Approval of Advisory Agreements	25

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	29

Shareholder Meeting Results	31

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2010, the fund's Class A shares returned 3.90% without sales charge. The fund outperformed its benchmark, the Barclays Capital Municipal Bond Index1, which returned 3.68%. It also outperformed the average return of funds in its peer group, the Lipper Massachusetts Municipal Debt Funds Classification2, which was 3.62%. Overweights and strong issue selection in 20- to 25-year bonds and 10- and 15-year issues helped the fund out perform the index. Non-callable (non-redeemable) bonds with maturities of 15 years and longer, as well as overweights in medium-grade (Baa/BBB3) and below-investment-grade issues, further aided performance. Issue selection among local general obligation bonds hindered relative results. We believe that strong issue selection among non-rated and A-rated bonds, where the fund also had overweights, and among 10-year and longer bonds, aided performance relative to the Lipper peer group average. Issue selection among Baa/BBB bonds likely hampered performance versus the peer group.

■  Municipal bonds nationwide benefited from constrained supply after the introduction of taxable Build America Bonds (BABs) subsidized by the federal government. At the same time, rising tax rates boosted demand for municipals. Longer-maturity municipal bonds did especially well, buoyed by attractive yields relative to short-term issues and especially limited supply. Lower-quality bonds outperformed higher-grade issues, as an improving economy bolstered investor confidence.

■  Over the period, we sold issues with maturities of 10 years and less and bought bonds maturing in 20 years or more. By period end, the fund had an overweight in these longer-term issues but remained focused on intermediate-term bonds with 10- to 20-year maturities. During the period, we also selectively purchased bonds with credit ratings of Baa2/BBB and below.

■  Declining state revenues, as well as high unemployment rates, Medicaid costs and debt ratios, are among the challenges facing the Commonwealth of Massachusetts. The Commonwealth, however, has a history of responding promptly in past economic downturns. In addition, Massachusetts has the benefit of high wealth levels and a well-educated workforce. It also has experienced less severe job losses, maintained more competitive wages and shown it has a more resilient housing market than many states. Late in the period, a recalibration of Moody's municipal bond credit ratings scale boosted the state's rating from Aa2/AA to Aa1/AA+. Going forward, we expect a stable credit outlook, as well as continued strong demand from investors coupled with limited supply, to aid returns in the state's municipal bond market.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+3.90%

Class A shares (without sales charge)

+3.68%

Barclays Capital Municipal Bond Index

1

Fund Profile (continued) – Columbia Massachusetts Tax-Exempt Fund

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Campbell was associated with the fund's previous advisor or its predecessors since 1995.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

2

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	17,173	16,357
Class B	15,944	15,944
Class C	16,422	16,422

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C
Inception	04/10/87		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
6-month (cumulative)	3.90	–1.04	3.51	–1.49	3.67	2.67
1-year	8.77	3.60	7.96	2.96	8.28	7.28
5-year	3.82	2.82	3.05	2.71	3.36	3.36
10-year	5.56	5.04	4.78	4.78	5.09	5.09

Average annual total return as of 03/31/10 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
6-month (cumulative)	–0.85	–5.56	–1.22	–6.06	–1.08	–2.04
1-year	9.71	4.49	8.90	3.90	9.22	8.22
5-year	4.00	2.99	3.22	2.88	3.53	3.53
10-year	5.35	4.84	4.57	4.57	4.88	4.88

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.96
Class B	1.71
Class C	1.71

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	7.67
Class B	7.67
Class C	7.67

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.19
Class B	0.16
Class C	0.17

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.04 per share of taxable realized gains.

3

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.00	1,020.68	4.20	4.16	0.83
Class B	1,000.00	1,000.00	1,035.10	1,016.96	7.97	7.90	1.58
Class C	1,000.00	1,000.00	1,036.70	1,018.45	6.46	6.41	1.28

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 97.6%
	Par ($)	Value ($)
Education – 26.8%
Education – 21.7%
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	1,825,000	2,098,294
MA Development Finance Agency
Boston College, Series 2009 Q1, 5.000% 07/01/29	1,000,000	1,061,870
Boston University: Series 1999 P, 6.000% 05/15/59	1,000,000	1,126,560
Series 2005 T-1, Insured: AMBAC 5.000% 10/01/39	2,000,000	2,001,800
Series 2009 V-1, 5.000% 10/01/29	665,000	686,666
College of The Holy Cross, Series 2002, Insured: AMBAC 5.250% 09/01/32	3,500,000	3,979,535
Emerson College, Series 2006, 5.000% 01/01/23	2,500,000	2,563,925
MA Health & Educational Facilities Authority
Boston College: Series 2008, 5.500% 06/01/35	2,500,000	2,915,150
Series 2009, 5.500% 11/15/36	1,000,000	1,132,120
Harvard University, Series 1991 N, 6.250% 04/01/20	2,675,000	3,439,943
Massachusetts Institute of Technology, Series 2002 K: 5.375% 07/01/17	2,000,000	2,381,700
5.500% 07/01/32	1,500,000	1,828,635
Series 2009 M, 5.250% 02/15/26	1,250,000	1,450,712
Suffolk University, Series 2009 A, 6.250% 07/01/30	1,000,000	1,074,210
Tufts University, Series 2008, 5.375% 08/15/38	1,000,000	1,085,140
Education Total		28,826,260

	Par ($)	Value ($)
Prep School – 1.9%
MA Development Finance Agency
Dexter School, Series 2007, 4.500% 05/01/26	1,600,000	1,604,768
MA Industrial Finance Agency
Cambridge Friends School, Series 1998, 5.750% 09/01/18	1,000,000	917,310
Prep School Total		2,522,078
Student Loan – 3.2%
MA Educational Financing Authority
Series 2002 E, AMT, Insured: AMBAC 5.000% 01/01/13	1,340,000	1,386,820
Series 2008 H, AMT, Insured: AGO 6.350% 01/01/30	805,000	846,755
Series 2009 I, 6.000% 01/01/28	1,000,000	1,061,670
Series 2010 B, AMT, 5.700% 01/01/31	1,000,000	1,008,790
Student Loan Total		4,304,035
Education Total		35,652,373
Health Care – 10.0%
Continuing Care Retirement – 3.2%
MA Development Finance Agency
Linden Ponds, Inc., Series 2007 A, 5.750% 11/15/42	3,000,000	2,216,580
Loomis House, Inc., Series 2002 A, 6.900% 03/01/32	1,000,000	1,023,120
Series 2009 A, 7.500% 06/01/29	1,000,000	1,025,000
Continuing Care Retirement Total		4,264,700
Health Services – 0.6%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999, 5.750% 02/01/29	825,000	760,073
Health Services Total		760,073

See Accompanying Notes to Financial Statements.

5

Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Hospitals – 3.6%
MA Development Finance Agency
Massachusetts Biomedical Research Corp., Series 2000, 6.250% 08/01/20	1,000,000	1,014,400
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, 6.000% 07/01/31	790,000	804,757
Partners Healthcare System, Series 2010, 5.000% 07/01/34	1,500,000	1,529,745
Tri-County Medical Associates, Inc., Series 2007, 5.000% 07/15/27	1,695,000	1,415,274
Hospitals Total		4,764,176
Intermediate Care Facilities – 1.0%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/35	750,000	650,115
New England Center for Children, Series 1998, 5.875% 11/01/18	765,000	717,111
Intermediate Care Facilities Total		1,367,226
Nursing Homes – 1.6%
MA Industrial Finance Agency
Chelsea Jewish Nursing Home, Series 1997 A, Guarantor: FHA 6.500% 08/01/37	765,000	788,746
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23 (a)	1,885,000	1,319,500
Nursing Homes Total		2,108,246
Health Care Total		13,264,421
Housing – 4.1%
Assisted Living/Senior – 0.6%
MA Development Finance Agency
VOA Concord Assisted Living, Inc., Series 2007, 5.200% 11/01/41	1,145,000	813,797
Assisted Living/Senior Total		813,797

	Par ($)	Value ($)
Multi-Family – 1.2%
MA Housing Finance Agency
Series 2004 A, AMT, Insured: AGMC 5.250% 07/01/25	1,500,000	1,514,250
Multi-Family Total		1,514,250
Single-Family – 2.3%
MA Housing Finance Agency
Series 2009-143, 5.600% 12/01/34	2,000,000	2,097,100
Series 2009-147, 4.800% 06/01/28	1,000,000	1,008,760
Single-Family Total		3,105,860
Housing Total		5,433,907
Other – 20.8%
Other – 3.1%
MA Development Finance Agency
WGBH Educational Foundation: Series 2002 A, Insured: AMBAC 5.750% 01/01/42	2,000,000	2,150,160
Series 2008 A, Insured: AGO 4.500% 01/01/39	2,000,000	1,968,220
Other Total		4,118,380
Pool/Bond Bank – 5.9%
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/17	2,445,000	2,968,450
Series 2002-8, 5.000% 08/01/17	20,000	21,587
Series 2005-11, 4.750% 08/01/23	25,000	26,732
Series 2006: 5.250% 08/01/24	1,000,000	1,192,530
5.250% 08/01/27	1,000,000	1,185,010
5.250% 08/01/30	1,000,000	1,164,690
Series 2009, 5.000% 08/01/38	1,200,000	1,277,640
Pool/Bond Bank Total		7,836,639

See Accompanying Notes to Financial Statements.

6

Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Refunded/Escrowed (b) – 11.8%
MA College Building Authority
Series 1999 A, Insured: NPFGC, Escrowed to Maturity: (c) 05/01/18	4,000,000	3,083,080
(c) 05/01/23	6,000,000	3,609,360
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, Pre-refunded 01/01/12, 6.000% 07/01/31	210,000	230,401
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/20	2,000,000	2,315,300
MA Water Resources Authority
Series 1992 A, Escrowed to Maturity, 6.500% 07/15/19	2,100,000	2,565,045
Series 1993 C, Insured: AMBAC, Escrowed to Maturity, 5.250% 12/01/15	610,000	688,946
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, Escrowed to Maturity, 5.500% 07/01/14	5,000	5,808
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A, Insured: AMBAC, Economically Defeased to Maturity, 5.375% 06/01/19	2,190,000	2,525,771
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	550,000	700,232
Refunded/Escrowed Total		15,723,943
Other Total		27,678,962

	Par ($)	Value ($)
Other Revenue – 1.0%
Hotels – 1.0%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC, Series 2002, AMT, 6.500% 09/01/35	2,185,000	1,255,872
Hotels Total		1,255,872
Other Revenue Total		1,255,872
Tax-Backed – 18.9%
Local General Obligations – 1.2%
MA Norwell
Series 2003, Insured: FGIC 5.000% 11/15/22	1,410,000	1,640,972
Local General Obligations Total		1,640,972
Special Non-Property Tax – 9.5%
MA Bay Transportation Authority
Series 2004 C, 5.250% 07/01/21	1,500,000	1,775,970
Series 2005 B, Insured: NPFGC 5.500% 07/01/27	1,000,000	1,196,030
Series 2006 A, 5.250% 07/01/31	2,880,000	3,314,390
Series 2008 B, 5.250% 07/01/27	710,000	829,103
MA Special Obligation Dedicated Tax Revenue
Series 2005, Insured: FGIC 5.500% 01/01/30	2,500,000	2,848,625
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB, Insured: AGMC 5.250% 07/01/22	1,500,000	1,631,610
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A, 5.250% 08/01/57	1,000,000	1,006,450
Special Non-Property Tax Total		12,602,178
State General Obligations – 8.2%
MA Bay Transportation Authority
Series 1991 A, Insured: NPFGC 7.000% 03/01/21	1,500,000	1,834,455

See Accompanying Notes to Financial Statements.

7

Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1992 B, Insured: NPFGC 6.200% 03/01/16	3,725,000	4,267,807
Series 1994, Insured: FGIC 7.000% 03/01/14	1,250,000	1,442,575
MA State
Series 2004 B, 5.250% 08/01/22	1,000,000	1,177,810
PR Commonwealth of Puerto Rico
Public Improvement, Series 1998, 5.250% 07/01/18	1,000,000	1,069,060
Series 2007 A, Insured: FGIC 5.500% 07/01/21	1,000,000	1,063,020
State General Obligations Total		10,854,727
Tax-Backed Total		25,097,877
Transportation – 3.9%
Air Transportation – 1.4%
MA Port Authority
Bosfuel Corp., Series 2007, AMT, Insured: FGIC 5.000% 07/01/32	2,000,000	1,917,120
Air Transportation Total		1,917,120
Airports – 1.6%
MA Port Authority
Series 1999 D, AMT, Insured: FGIC 6.000% 07/01/29	620,000	623,534
Series 2007 A, Insured: AGMC 4.500% 07/01/37	1,500,000	1,479,075
Airports Total		2,102,609
Toll Facilities – 0.9%
MA Turnpike Authority
Series 1997 C, Insured: NPFGC (c) 01/01/20	2,000,000	1,223,200
Toll Facilities Total		1,223,200
Transportation Total		5,242,929

	Par ($)	Value ($)
Utilities – 12.1%
Municipal Electric – 1.9%
MA Development Finance Agency
Devens Electric System, Series 2001, 6.000% 12/01/30	1,000,000	1,023,420
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV, Insured: NPFGC 5.250% 07/01/29	1,000,000	1,045,660
Series 2008 WW, 5.000% 07/01/28	500,000	504,305
Municipal Electric Total		2,573,385
Water & Sewer – 10.2%
MA Boston Water & Sewer Commission
Series 1992 A, 5.750% 11/01/13	700,000	759,416
Series 1993 A, 5.250% 11/01/19	4,750,000	5,444,782
Series 2009 A, 5.000% 11/01/28	1,250,000	1,373,462
MA Water Resources Authority
Series 1993 C: Insured: AMBAC 5.250% 12/01/15	390,000	438,469
Insured: NPFGC 5.250% 12/01/15	1,070,000	1,202,980
Series 2002 J, Insured: AGMC 5.500% 08/01/21	2,500,000	3,020,675
Series 2007 B, Insured: AGMC 5.250% 08/01/32	1,150,000	1,307,194
Water & Sewer Total		13,546,978
Utilities Total		16,120,363
Total Municipal Bonds (cost of $122,994,259)		129,746,704

See Accompanying Notes to Financial Statements.

8

Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

Investment Companies – 1.1%
	Shares	Value ($)
Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.160%) (d)(e)	768,366	768,366
Dreyfus Massachusetts Municipal Money Market Fund (7 day yield of 0.000%)	601,727	601,727
Total Investment Companies (cost of $1,370,093)		1,370,093
Total Investments – 98.7% (cost of $124,364,352) (f)		131,116,797
Other Assets & Liabilities, Net – 1.3%		1,791,236
Net Assets – 100.0%		132,908,033

Notes to Investment Portfolio:

(a)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2010, the value of this security amounted to $1,319,500, which represents 1.0% of net assets.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.160%)	$817,498	$13,884,686	$(13,933,818)	$535	$768,366

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Cost for federal income tax purposes is $124,051,356.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education	$—	$35,652,373	$—	$35,652,373
Health Care	—	11,944,921	1,319,500	13,264,421
Housing	—	5,433,907	—	5,433,907
Other	—	27,678,962	—	27,678,962
Other Revenue	—	1,255,872	—	1,255,872
Tax-Backed	—	25,097,877	—	25,097,877
Transportation	—	5,242,929	—	5,242,929
Utilities	—	16,120,363	—	16,120,363
Total Municipal Bonds	—	128,427,204	1,319,500	129,746,704
Total Investment Companies	1,370,093	—	—	1,370,093
Total Investments	$1,370,093	$128,427,204	$1,319,500	$131,116,797

The following table reconciles asset balances for the six month period ended April 30, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2010
Municipal Bonds Health Care	$1,319,500	$—	$—	$—	$—	$—	$—	$—	$1,319,500

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

9

Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Education	26.8
Tax-Backed	18.9
Utilities	12.1
Refunded/Escrowed	11.8
Health Care	10.0
Pool/Bond Bank	5.9
Housing	4.1
Transportation	3.9
Other	3.1
Other Revenue	1.0
97.6
Investment Companies	1.1
Other Assets & Liabilities, Net	1.3
100.0

Acronym	Name
AGO	Assured Guaranty Ltd.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	123,595,986
	Affiliated investments, at identified cost	768,366
	Total investments, at identified cost	124,364,352
	Unaffiliated investments, at value	130,348,431
	Affiliated investments, at value	768,366
	Total investments, at value	131,116,797
	Cash	1
	Receivable for:
	Fund shares sold	224,692
	Interest	2,009,721
	Expense reimbursement due from investment advisor	17,252
	Trustees' deferred compensation plan	28,198
	Prepaid expenses	2,419
	Total Assets	133,399,080
Liabilities	Payable for:
	Fund shares repurchased	163,162
	Distributions	171,248
	Investment advisory fee	54,191
	Pricing and bookkeeping fees	6,220
	Transfer agent fee	9,929
	Trustees' fees	1,133
	Audit fee	22,488
	Custody fee	1,814
	Distribution and service fees	31,720
	Chief compliance officer expenses	33
	Trustees' deferred compensation plan	28,198
	Other liabilities	911
	Total Liabilities	491,047
	Net Assets	132,908,033
Net Assets Consist of	Paid-in capital	125,102,727
	Undistributed net investment income	404,969
	Accumulated net realized gain	647,892
	Net unrealized appreciation on investments	6,752,445
	Net Assets	132,908,033
Class A	Net assets	$118,110,735
	Shares outstanding	15,399,798
	Net asset value per share	$7.67	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.67/0.9525)	$8.05	(b)
Class B	Net assets	$4,696,468
	Shares outstanding	612,350
	Net asset value and offering price per share	$7.67	(a)
Class C	Net assets	$10,100,830
	Shares outstanding	1,317,002
	Net asset value and offering price per share	$7.67	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund

For the Six Months Ended April 30, 2010 (Unaudited)

		($)
Investment Income	Interest	3,299,106
	Dividends from affiliates	535
	Total Investment Income	3,299,641
Expenses	Investment advisory fee	333,453
	Distribution fee:
	Class B	20,715
	Class C	37,652
	Service fee:
	Class A	136,304
	Class B	6,363
	Class C	11,612
	Transfer agent fee	37,997
	Pricing and bookkeeping fees	34,108
	Trustees' fees	10,608
	Custody fee	4,918
	Chief compliance officer expenses	327
	Other expenses	68,457
	Total Expenses	702,514
	Fees waived or expenses reimbursed by investment advisor	(89,721)
	Fees waived by distributor—Class C	(15,061)
	Expense reductions	(3)
	Net Expenses	597,729
	Net Investment Income	2,701,912
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	989,646
	Net change in unrealized appreciation (depreciation) on investments	1,334,757
	Net Gain	2,324,403
	Net Increase Resulting from Operations	5,026,315

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

Increase (Decrease) in Net Assets	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)
Operations Net investment income	2,701,912	5,401,349
Net realized gain on investments and futures contracts	989,646	673,441
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,334,757	10,838,357
Net increase resulting from operations	5,026,315	16,913,147
Distributions to Shareholders From net investment income:
Class A	(2,404,718)	(4,698,922)
Class B	(91,823)	(305,940)
Class C	(182,340)	(351,954)
From net realized gains:
Class A	(582,482)	(719,761)
Class B	(29,937)	(65,907)
Class C	(50,822)	(57,814)
Total distributions to shareholders	(3,342,122)	(6,200,298)
Net Capital Stock Transactions	(2,960,601)	(3,877,292)
Increase from regulatory settlements	11,587	—
Total increase (decrease) in net assets	(1,264,821)	6,835,557
Net Assets Beginning of period	134,172,854	127,337,297
End of period	132,908,033	134,172,854
Undistributed net investment income at end of period	404,969	381,938

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia Massachusetts Tax-Exempt Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	833,258	6,353,043	1,204,135	8,855,388
Distributions reinvested	247,179	1,884,715	464,950	3,371,949
Redemptions	(1,155,628)	(8,813,123)	(1,697,784)	(12,387,265)
Net decrease	(75,191)	(575,365)	(28,699)	(159,928)
Class B
Subscriptions	380	2,896	61,110	448,629
Distributions reinvested	10,618	80,964	34,983	251,713
Redemptions	(275,528)	(2,101,961)	(726,975)	(5,336,288)
Net decrease	(264,530)	(2,018,101)	(630,882)	(4,635,946)
Class C
Subscriptions	87,236	665,201	289,237	2,138,951
Distributions reinvested	18,755	143,001	33,263	241,612
Redemptions	(154,235)	(1,175,337)	(200,181)	(1,461,981)
Net increase (decrease)	(48,244)	(367,135)	122,319	918,582

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.57		$6.98		$7.69		$7.94		$7.83		$8.17
Income from Investment Operations:
Net investment income (a)	0.16		0.31		0.31		0.31		0.31		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.13		0.63		(0.71)		(0.18)		0.17		(0.23)
Total from investment operations	0.29		0.94		(0.40)		0.13		0.48		0.09
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.30)		(0.31)		(0.31)		(0.31)		(0.32)
From net realized gains	(0.04)		(0.05)		—		(0.07)		(0.06)		(0.11)
Total distributions to shareholders	(0.19)		(0.35)		(0.31)		(0.38)		(0.37)		(0.43)
Increase from regulatory settlements	—	(b)	—		—		—		—		—
Net Asset Value, End of Period	$7.67		$7.57		$6.98		$7.69		$7.94		$7.83
Total return (c)	3.90	%(d)(e)	13.82	%(e)	(5.46)%		1.65%		6.30%		1.09	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	0.83	%(g)	0.85%		0.93%		0.94%		0.93%		0.90%
Interest expense and fees	—		—		0.03	%(h)	0.07	%(h)	0.06	%(h)	0.04	%(h)
Net expenses (f)	0.83	%(g)	0.85%		0.96%		1.01%		0.99%		0.94%
Waiver/Reimbursement	0.14	%(g)	0.09%		—		—		—		—	%(i)
Net investment income (f)	4.12	%(g)	4.18%		4.08%		3.96%		3.99%		4.03%
Portfolio turnover rate	6	%(d)	15%		16%		14%		6%		6%
Net assets, end of period (000s)	$118,111		$117,193		$108,149		$128,833		$137,232		$146,149

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.57		$6.98		$7.69		$7.94		$7.83		$8.17
Income from Investment Operations:
Net investment income (a)	0.13		0.25		0.25		0.25		0.25		0.26
Net realized and unrealized gain (loss) on investments and futures contracts	0.13		0.64		(0.71)		(0.18)		0.17		(0.23)
Total from investment operations	0.26		0.89		(0.46)		0.07		0.42		0.03
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.25)		(0.25)		(0.25)		(0.25)		(0.26)
From net realized gains	(0.04)		(0.05)		—		(0.07)		(0.06)		(0.11)
Total distributions to shareholders	(0.16)		(0.30)		(0.25)		(0.32)		(0.31)		(0.37)
Increase from regulatory settlements	—	(b)	—		—		—		—		—
Net Asset Value, End of Period	$7.67		$7.57		$6.98		$7.69		$7.94		$7.83
Total return (c)	3.51	%(d)(e)	12.98	%(e)	(6.16)%		0.90%		5.50%		0.34	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	1.58	%(g)	1.60%		1.68%		1.69%		1.68%		1.65%
Interest expense and fees	—		—		0.03	%(h)	0.07	%(h)	0.06	%(h)	0.04	%(h)
Net expenses (f)	1.58	%(g)	1.60%		1.71%		1.76%		1.74%		1.69%
Waiver/Reimbursement	0.14	%(g)	0.09%		—		—		—		—	%(i)
Net investment income (f)	3.37	%(g)	3.46%		3.32%		3.21%		3.25%		3.28%
Portfolio turnover rate	6	%(d)	15%		16%		14%		6%		6%
Net assets, end of period (000s)	$4,696		$6,641		$10,518		$14,941		$21,192		$27,208

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.57		$6.98	$7.69		$7.94		$7.83		$8.17
Income from Investment Operations:
Net investment income (a)	0.14		0.27	0.27		0.27		0.28		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.13		0.64	(0.71)		(0.18)		0.16		(0.24)
Total from investment operations	0.27		0.91	(0.44)		0.09		0.44		0.05
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.27)	(0.27)		(0.27)		(0.27)		(0.28)
From net realized gains	(0.04)		(0.05)	—		(0.07)		(0.06)		(0.11)
Total distributions to shareholders	(0.17)		(0.32)	(0.27)		(0.34)		(0.33)		(0.39)
Increase from regulatory settlements	—	(b)	—	—		—		—		—
Net Asset Value, End of Period	$7.67		$7.57	$6.98		$7.69		$7.94		$7.83
Total return (c)(d)	3.67	%(e)	13.31%	(5.88)%		1.20%		5.82%		0.64%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	1.28	%(g)	1.30%	1.38%		1.39%		1.38%		1.35%
Interest expense and fees	—		—	0.03	%(h)	0.07	%(h)	0.06	%(h)	0.04	%(h)
Net expenses (f)	1.28	%(g)	1.30%	1.41%		1.46%		1.44%		1.39%
Waiver/Reimbursement	0.44	%(g)	0.39%	0.30%		0.30%		0.30%		0.30%
Net investment income (f)	3.67	%(g)	3.73%	3.63%		3.51%		3.54%		3.57%
Portfolio turnover rate	6	%(e)	15%	16%		14%		6%		6%
Net assets, end of period (000s)	$10,101		$10,339	$8,670		$10,683		$13,982		$13,986

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund

April 30, 2010 (Unaudited)

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Massachusetts individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

18

Columbia Massachusetts Tax-Exempt Fund, April 30, 2010 (Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should

19

Columbia Massachusetts Tax-Exempt Fund, April 30, 2010 (Unaudited)

not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2009 was as follows:

Distributions paid from:
Tax-Exempt Income	$5,356,816
Long-Term Capital Gains	843,482

Unrealized appreciation and depreciation at April 30, 2010, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$9,928,747
Unrealized depreciation	(2,863,306)
Net unrealized appreciation	$7,065,441

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The advisory fee rates paid by the Fund did not change as a result of the New Advisor.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund. Columbia received a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

20

Columbia Massachusetts Tax-Exempt Fund, April 30, 2010 (Unaudited)

For the six month period ended April 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

In connection with the Closing, the New Advisor provides financial reporting and accounting services to the Fund. In addition, under the administrative services agreement, the New Advisor provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended April 30, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management

21

Columbia Massachusetts Tax-Exempt Fund, April 30, 2010 (Unaudited)

Investment Distributors, Inc. (the "New Distributor"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. For the six month period ended April 30, 2010, the Former Distributor retained net underwriting discounts of $6,030 on sales of the Fund's Class A shares and received net CDSC fees of $9,911, $828 and $4,220 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2010, the Fund's annualized effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that it did not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Fee Waivers and Expense Reimbursements

Prior to the Closing, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement has been continued by the New Advisor and may be revised or discontinued by the New Advisor at any time.

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund may have made daily investments of cash balances in Columbia Massachusetts Municipal Reserves, an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of Columbia Massachusetts Municipal Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2010, these custody credits reduced total expenses by $3 for the Fund.

22

Columbia Massachusetts Tax-Exempt Fund, April 30, 2010 (Unaudited)

Note 6. Portfolio Information

For the six month period ended April 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $7,858,895 and $11,136,810, respectively.

Note 7. Regulatory Settlements

As of April 30, 2010, the Fund received payments totaling $11,587 relating to certain regulatory settlements with third parties that the Fund had participated in during the six month period. The payments have been included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended April 30, 2010, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at April 30, 2010, invested in debt obligations issued by each of Massachusetts and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in

23

Columbia Massachusetts Tax-Exempt Fund, April 30, 2010 (Unaudited)

April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

25

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised

26

by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

27

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

28

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

29

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

30

Shareholder Meeting Results

Columbia Massachusetts Tax-Exempt Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,134,563	1,767,179	3,080,315	38,653,893

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,165,048	5,545,411	3,271,591	38,653,900

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

31

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

33

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Massachusetts Tax-Exempt Fund
One Financial Center
Boston, MA 02111-2621

columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1020 A (6/10)

Columbia New York Tax-Exempt Fund

Semiannual Report for the Period Ended April 30, 2010

Not FDIC insured • No bank guarantee • May lose value

Fund Profile	1

Performance Information	3

Understanding Your Expenses	4

Financial Statements

Investment Portfolio	5

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	14

Notes to Financial Statements	17

Board Consideration and Approval of Advisory Agreements	24

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	28

Shareholder Meeting Results	30

Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia New York Tax-Exempt Fund

Summary

■  For the six-month period that ended April 30, 2010, the fund's Class A shares returned 3.96% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index,1 returned 3.68%. The average return of the funds in its peer group, the Lipper New York Municipal Debt Funds Classification,2 was 4.12%. An overweight versus the index in bonds with maturities of 20 years and longer gave the biggest boost to performance relative to the benchmark. Strong issue selection and a slight overweight in 15- to 20-year bonds also helped. Overweights in lower investment grade Baa2/BBB3 bonds and below-investment-grade bonds, as well as positive issue selection and overweights in the hospital and electric utility sectors, further aided results. We believe the fund trailed the Lipper peer group average because it had less exposure to bonds with maturities of 20 years and longer as well as to issues rated BBB/Baa2.

■  Municipal bonds nationwide benefited from a supply/demand imbalance. Supply fell for tax exempt municipal bonds with the introduction of the Build America Bonds (BABs) program, which allowed municipalities to issue taxable debt and collect a federal subsidy. Demand for municipal bonds picked up as investors looked for ways to protect investment income, as tax rates were generally anticipated to move higher. Longer-maturity municipal bonds did especially well, benefiting from supply constraints as well as their higher yields relative to short-term bonds. Lower-quality bonds were also strong performers, as an improving economy bolstered investor confidence.

■  Over the period, we sold bonds with maturities of 10 years and less and bought bonds maturing in 20 years or more. Performance benefited from an overweight in these longer-term issues and an underweight in bonds with maturities of five years or less. Selective additions of bonds rated BBB/Baa2 and below also helped results during the period.

■  We expect a relatively stable credit environment in New York, despite numerous challenges facing the state. Tax revenues have been hurt by problems on Wall Street, leaving the state with a large budget gap. New York, however, is one of the wealthiest states in the country with reserves to help cushion a downturn. It also has a strong track record of closing its annual budget deficit, which bodes well for a timely and recurring solution in 2011. Finally, after the recalibration of Moody's muni bond ratings scale, the state's general obligation bond rating was raised from Aa3 to Aa2.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+3.96%

Class A shares (without sales charge)

+3.68%

Barclays Capital Municipal Bond Index

1

Fund Profile (continued) – Columbia New York Tax-Exempt Fund

Portfolio Management

Kimberly A. Campbell has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Ms. Campbell was associated with the fund's previous advisor or its predecessors since 1995.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

2

Performance Information – Columbia New York Tax-Exempt Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	17,216	16,398
Class B	15,984	15,984
Class C	16,467	16,467

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C
Inception	09/26/86		08/04/92		08/01/97
Sales charge	without	with	without	with	without	with
6-month (cumulative)	3.96	–0.97	3.58	–1.35	3.73	2.75
1-year	12.29	6.96	11.46	6.46	11.79	10.79
5-year	3.89	2.88	3.11	2.79	3.42	3.42
10-year	5.58	5.07	4.80	4.80	5.11	5.11

Average annual total return as of 03/31/10 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
6-month (cumulative)	0.08	–4.68	–0.29	–5.04	–0.15	–1.10
1-year	14.71	9.26	13.87	8.87	14.20	13.20
5-year	4.11	3.11	3.34	3.01	3.65	3.65
10-year	5.38	4.87	4.60	4.60	4.91	4.91

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class. Please see the fund's prospectus for details.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.86
Class C	1.86

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods used to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	7.15
Class B	7.15
Class C	7.15

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.38
Class B	0.35
Class C	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.18 per share of taxable realized gains.

3

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.60	1,020.63	4.25	4.21	0.84
Class B	1,000.00	1,000.00	1,035.80	1,016.91	8.03	7.95	1.59
Class C	1,000.00	1,000.00	1,037.30	1,018.40	6.52	6.46	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Investment Portfolio – Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 96.3%
	Par ($)	Value ($)
Education – 13.8%
Education – 12.1%
NY Dormitory Authority
Columbia University, Series 2008, 5.000% 07/01/38	500,000	530,945
Cornell University, Series 2009 A, 5.000% 07/01/39	500,000	528,590
New York University: Series 1998 A, Insured: NPFGC 5.750% 07/01/27	2,000,000	2,370,380
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	1,000,000	1,178,170
St. John's University, Series 2007 C, Insured: NPFGC 5.250% 07/01/30	1,000,000	1,059,000
NY Dutchess County Industrial Development Agency
Bard College, Series 2007, 4.500% 08/01/36	500,000	422,365
NY New York City Trust for Cultural Resources
The Julliard School, Series 2009 A: 5.000% 01/01/34	375,000	400,241
5.000% 01/01/39	500,000	532,525
NY St. Lawrence County Industrial Development Agency
Clarkson University, Series 2007, 5.000% 07/01/31	1,000,000	1,005,920
Education Total		8,028,136
Prep School – 1.0%
NY New York City Industrial Development Agency
Marymount School Academy, Series 2001, Insured: ACA 5.125% 09/01/21	625,000	635,194
Prep School Total		635,194

	Par ($)	Value ($)
Student Loan – 0.7%
NY Mortgage Agency
Series 2009, 4.750% 11/01/26	500,000	497,170
Student Loan Total		497,170
Education Total		9,160,500
Health Care – 14.4%
Continuing Care Retirement – 2.8%
NY Broome County Industrial Development Agency
Good Shepherd Village Endwell, Series 2008 A: 6.750% 07/01/28	500,000	423,760
6.875% 07/01/40	250,000	202,652
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	1,335,000	1,219,029
Continuing Care Retirement Total		1,845,441
Hospitals – 9.5%
NY Dormitory Authority
Kaleida Health, Series 2006, Guarantor: FHA 4.700% 02/15/35	1,000,000	942,020
New York Hospital Medical Center, Series 2007, Guarantor: FHA 4.750% 02/15/37	1,000,000	951,920
North Shore University Hospital, Series 2007 A, 5.000% 05/01/32	1,000,000	973,970
NYU Hospital Center, Series 2007 B, 5.625% 07/01/37	1,000,000	1,020,260
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29	650,000	643,025
University of Rochester, Series 2007, 5.000% 07/01/27	1,000,000	1,024,420

See Accompanying Notes to Financial Statements.

5

Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Saratoga County Industrial Development Agency
Saratoga Hospital: Series 2004 A, 5.000% 12/01/13	250,000	267,005
Series 2007 B, 5.250% 12/01/32	500,000	482,045
Hospitals Total		6,304,665
Nursing Homes – 2.1%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Series 2007, 5.200% 01/01/40	750,000	497,858
NY Essex County Industrial Development Agency
Moses Ludington Nursing Home, Series 2000 A, Guarantor: FHA 6.200% 02/01/30	870,000	882,293
Nursing Homes Total		1,380,151
Health Care Total		9,530,257
Housing – 7.0%
Assisted Living/Senior – 4.4%
NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A, 5.875% 05/01/19	1,500,000	1,361,790
NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc., Series 1999: 6.150% 06/01/19	1,000,000	995,830
6.200% 06/01/29	615,000	571,519
Assisted Living/Senior Total		2,929,139
Multi-Family – 1.1%
NY New York City Housing Development Corp.
Greenport Preservation LP, Series 2009, Guarantor: FNMA 4.500% 09/15/25	165,000	168,411
Series 2009 C1, 5.500% 11/01/34	500,000	517,650
Multi-Family Total		686,061

	Par ($)	Value ($)
Single-Family – 1.5%
NY Mortgage Agency
Series 2007 148, AMT, 5.200% 10/01/32	1,000,000	1,010,380
Single-Family Total		1,010,380
Housing Total		4,625,580
Other – 15.7%
Other – 0.8%
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	550,000	555,329
Other Total		555,329
Pool/Bond Bank – 9.8%
NY Environmental Facilities Corp.
Series 2005 B, 5.500% 04/15/35	1,000,000	1,198,070
Series 2006 A, 4.750% 06/15/31	1,000,000	1,028,300
Series 2009 A, 5.000% 06/15/34	4,000,000	4,234,080
Pool/Bond Bank Total		6,460,450
Refunded/Escrowed (a) – 5.1%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: NPFGC (b) 07/01/25	3,000,000	1,650,030
University of Rochester, Series 2000 A, Pre-refunded 07/01/10, Insured: NPFGC: (c) 07/01/14 (5.700% 07/01/10)	630,000	635,979
(c) 07/01/14 (5.700% 07/01/10)	370,000	373,541
NY Greece Central School District
Series 1992, Escrowed to Maturity, Insured: FGIC 6.000% 06/15/16	500,000	610,225

See Accompanying Notes to Financial Statements.

6

Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Urban Development Corp.
Series 2002 A, Pre-refunded 01/01/11, 5.500% 01/01/17	105,000	108,662
Refunded/Escrowed Total		3,378,437
Other Total		10,394,216
Other Revenue – 1.2%
Recreation – 1.2%
NY Trust Cultural Resources
Museum of Modern Art, Series 2008 1A, 5.000% 04/01/31	750,000	796,530
Recreation Total		796,530
Other Revenue Total		796,530
Resource Recovery – 0.8%
Disposal – 0.8%
NY Seneca County Industrial Development Agency
IESI Corp., Series 2005, AMT, GTY AGMT: IESI Corp. 6.625% 10/01/35 (10/01/13) (d)(e)(f)	500,000	501,780
Disposal Total		501,780
Resource Recovery Total		501,780
Tax-Backed – 18.3%
Local Appropriated – 2.9%
NY Dormitory Authority
Series 1998, (b) 08/01/19	1,200,000	889,524
Series 2001 2-4, 4.750% 01/15/30	1,000,000	1,008,280
Local Appropriated Total		1,897,804
Local General Obligations – 1.9%
NY Mount Sinai School District
Series 1992, Insured: AMBAC 6.200% 02/15/19	1,005,000	1,250,361
Local General Obligations Total		1,250,361

	Par ($)	Value ($)
Special Non-Property Tax – 8.2%
NY Dormitory Authority
Series 2008 B: 5.250% 03/15/38	500,000	540,075
5.750% 03/15/36	500,000	566,800
NY Local Government Assistance Corp.
Series 1993 E, 6.000% 04/01/14	2,890,000	3,256,972
NY Metropolitan Transportation Authority
Series 2009 B, 5.000% 11/15/34	1,000,000	1,047,120
Special Non-Property Tax Total		5,410,967
State Appropriated – 5.3%
NY Dormitory Authority
Series 1993, 6.000% 07/01/20	2,000,000	2,348,080
Series 2000 C, Insured: AGMC 5.750% 05/15/17	1,000,000	1,179,770
State Appropriated Total		3,527,850
Tax-Backed Total		12,086,982
Transportation – 10.9%
Air Transportation – 3.8%
NY New York City Industrial Development Agency
American Airlines, Inc., Series 2005, AMT, GTY AGMT: AMR Corp. 7.750% 08/01/31	1,000,000	1,015,590
Terminal One Group Association LP, Series 2005, AMT, 5.500% 01/01/24	1,500,000	1,526,895
Air Transportation Total		2,542,485
Ports – 3.4%
NY Port Authority of New York & New Jersey
Series 1993, 5.375% 03/01/28	2,000,000	2,267,580
Ports Total		2,267,580
Toll Facilities – 1.6%
NY Thruway Authority
Series 2007, Insured: FGIC 5.000% 01/01/27	1,000,000	1,052,610
Toll Facilities Total		1,052,610

See Accompanying Notes to Financial Statements.

7

Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 2.1%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/23	1,250,000	1,384,888
Transportation Total		1,384,888
Transportation Total		7,247,563
Utilities – 14.2%
Independent Power Producers – 1.3%
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities, Series 1998, AMT, 5.500% 01/01/23	1,000,000	877,610
Independent Power Producers Total		877,610
Investor Owned – 2.4%
NY Energy & Research Development Authority
Brooklyn Union Gas Co., Series 1993, 11.458% 04/01/20 (05/19/10) (e)(f)	1,500,000	1,558,710
Investor Owned Total		1,558,710
Municipal Electric – 5.4%
NY Long Island Power Authority
Series 2000, Insured: AGMC (b) 06/01/18	1,000,000	766,240
Series 2008 A, 6.000% 05/01/33	1,000,000	1,131,380
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: NPFGC 5.500% 07/01/15	1,500,000	1,701,015
Municipal Electric Total		3,598,635
Water & Sewer – 5.1%
NY Great Neck North Water Authority
Series 2008, 5.000% 01/01/33	690,000	726,301
NY New York City Municipal Water Finance Authority
Series 2009 FF-2, 5.500% 06/15/40	1,000,000	1,112,070
Series 2009, 5.250% 06/15/40	500,000	537,075

	Par ($)	Value ($)
NY Rensselaer County Water Service & Sewer Authority
Series 2008, 5.250% 09/01/38	1,000,000	1,019,530
Water & Sewer Total		3,394,976
Utilities Total		9,429,931
Total Municipal Bonds (cost of $60,533,776)		63,773,339
Investment Companies – 2.5%
	Shares
Columbia New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%) (g)(h)	642,826	642,826
Dreyfus New York AMT-Free Municipal Money Market Fund (7 day yield of 0.000%)	1,054,748	1,054,748
Total Investment Companies (cost of $1,697,574)		1,697,574
Total Investments – 98.8% (cost of $62,231,350) (i)		65,470,913
Other Assets & Liabilities, Net – 1.2%		765,940
Net Assets – 100.0%		66,236,853

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, this security, which is not illiquid, amounted to $501,780, which represents 0.8% of net assets.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(f)  Parenthetical date represents the next interest rate reset date for the security.

(g)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%)	$514,090	$7,240,880	$(7,112,144)	$611	$642,826

See Accompanying Notes to Financial Statements.

8

Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

(h)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(i)  Cost for federal income tax purposes is $61,949,101.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$63,773,339	$—	$63,773,339
Total Investment Companies	1,697,574	—	—	1,697,574
Total Investments	$1,697,574	$63,773,339	$—	$65,470,913

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	18.3
Health Care	14.4
Utilities	14.2
Education	13.8
Transportation	10.9
Pool/Bond Bank	9.8
Housing	7.0
Refunded/Escrowed	5.1
Other Revenue	1.2
Other	0.8
Resource Recovery	0.8
96.3
Investment Companies	2.5
Other Assets & Liabilities, Net	1.2
100.0

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AGMC	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

GTY AGMT	Guaranty Agreement

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

		($)
Assets	Unaffiliated investments, at identified cost	61,588,524
	Affiliated investments, at identified cost	642,826
	Total investments, at identified cost	62,231,350
	Unaffiliated investments, at value	64,828,087
	Affiliated investments, at value	642,826
	Total investments, at value	65,470,913
	Cash	63
	Receivable for:
	Fund shares sold	37,402
	Interest	949,330
	Expense reimbursement due from investment advisor	17,164
	Trustees' deferred compensation plan	21,596
	Prepaid expenses	1,221
	Total Assets	66,497,689
Liabilities	Payable for:
	Fund shares repurchased	62,977
	Distributions	85,612
	Investment advisory fee	27,288
	Pricing and bookkeeping fees	5,292
	Transfer agent fee	5,438
	Trustees' fees	915
	Audit fee	22,734
	Custody fee	2,472
	Distribution and service fees	20,448
	Chief compliance officer expenses	23
	Trustees' deferred compensation plan	21,596
	Other liabilities	6,041
	Total Liabilities	260,836
	Net Assets	66,236,853
Net Assets Consist of	Paid-in capital	62,786,141
	Undistributed net investment income	389,440
	Accumulated net realized loss	(178,291)
	Net unrealized appreciation on investments	3,239,563
	Net Assets	66,236,853
Class A	Net assets	$50,991,932
	Shares outstanding	7,127,000
	Net asset value per share	$7.15	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($7.15/0.9525)	$7.51	(b)
Class B	Net assets	$6,298,162
	Shares outstanding	880,251
	Net asset value and offering price per share	$7.15	(a)
Class C	Net assets	$8,946,759
	Shares outstanding	1,250,450
	Net asset value and offering price per share	$7.15	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia New York Tax-Exempt Fund

For the Six Months Ended April 30, 2010 (Unaudited)

		($)
Investment Income	Interest	1,688,992
	Dividends from affiliates	611
	Total Investment Income	1,689,603
Expenses	Investment advisory fee	166,121
	Distribution fee:
	Class B	26,562
	Class C	33,932
	Service fee:
	Class A	60,840
	Class B	8,546
	Class C	10,938
	Transfer agent fee	22,435
	Pricing and bookkeeping fees	28,225
	Trustees' fees	9,071
	Custody fee	4,344
	Chief compliance officer expenses	313
	Other expenses	60,315
	Total Expenses	431,642
	Fees waived or expenses reimbursed by investment advisor	(91,479)
	Fees waived by distributor—Class C	(13,574)
	Expense reductions	(1)
	Net Expenses	326,588
	Net Investment Income	1,363,015
Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(22,880)
	Net change in unrealized appreciation (depreciation) on investments	1,248,743
	Net Gain	1,225,863
	Net Increase Resulting from Operations	2,588,878

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)
Operations	Net investment income	1,363,015	2,887,720
	Net realized gain (loss) on investments and futures contracts	(22,880)	2,003,677
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,248,743	5,941,093
	Net increase resulting from operations	2,588,878	10,832,490
Distributions to Shareholders	From net investment income:
	Class A	(1,392,813)	(2,152,096)
	Class B	(173,198)	(332,189)
	Class C	(230,568)	(329,331)
	From net realized gains:
	Class A	(1,269,783)	(562,331)
	Class B	(192,557)	(128,562)
	Class C	(229,910)	(108,984)
	Total distributions to shareholders	(3,488,829)	(3,613,493)
	Net Capital Stock Transactions	(580,316)	(724,723)
	Total increase (decrease) in net assets	(1,480,267)	6,494,274
Net Assets	Beginning of period	67,717,120	61,222,846
	End of period	66,236,853	67,717,120
	Undistributed net investment income at end of period	389,440	823,004

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia New York Tax-Exempt Fund

	Capital Stock Activity
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	523,904	3,738,459	2,440,985	16,023,912
Distributions reinvested	244,078	1,734,344	245,488	1,637,886
Redemptions	(600,100)	(4,283,244)	(2,267,037)	(15,442,027)
Net increase	167,882	1,189,559	419,436	2,219,771
Class B
Subscriptions	11,815	84,095	33,577	225,308
Distributions reinvested	35,692	253,582	47,405	313,894
Redemptions	(300,277)	(2,147,017)	(488,031)	(3,335,694)
Net decrease	(252,770)	(1,809,340)	(407,049)	(2,796,492)
Class C
Subscriptions	87,079	624,204	205,131	1,417,020
Distributions reinvested	36,623	260,215	36,280	241,625
Redemptions	(118,516)	(844,954)	(266,738)	(1,806,647)
Net increase (decrease)	5,186	39,465	(25,327)	(148,002)

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.25		$6.55	$7.49	$7.70	$7.61	$7.84
Income from Investment Operations:
Net investment income (a)	0.15		0.31	0.31	0.31	0.32	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.13		0.78	(0.87)	(0.19)	0.15	(0.22)
Total from investment operations	0.28		1.09	(0.56)	0.12	0.47	0.09
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.30)	(0.30)	(0.31)	(0.31)	(0.30)
From net realized gains	(0.18)		(0.09)	(0.08)	(0.02)	(0.07)	(0.02)
Total distributions to shareholders	(0.38)		(0.39)	(0.38)	(0.33)	(0.38)	(0.32)
Net Asset Value, End of Period	$7.15		$7.25	$6.55	$7.49	$7.70	$7.61
Total return (b)(c)	3.96	%(d)	17.24%	(7.86)%	1.59%	6.31%	1.19%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (e)	0.84	%(f)	0.84%	0.84%	0.84%	0.84%	0.84%
Waiver/Reimbursement	0.28	%(f)	0.25%	0.24%	0.21%	0.21%	0.14%
Net investment income (e)	4.24	%(f)	4.47%	4.29%	4.15%	4.16%	4.00%
Portfolio turnover rate	3	%(d)	20%	17%	15%	9%	7%
Net assets, end of period (000s)	$50,992		$50,469	$42,819	$49,751	$56,050	$58,004

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.25		$6.55	$7.49	$7.70	$7.61	$7.84
Income from Investment Operations:
Net investment income (a)	0.12		0.25	0.26	0.26	0.26	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	0.13		0.78	(0.88)	(0.20)	0.15	(0.21)
Total from investment operations	0.25		1.03	(0.62)	0.06	0.41	0.04
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.24)	(0.24)	(0.25)	(0.25)	(0.25)
From net realized gains	(0.18)		(0.09)	(0.08)	(0.02)	(0.07)	(0.02)
Total distributions to shareholders	(0.35)		(0.33)	(0.32)	(0.27)	(0.32)	(0.27)
Net Asset Value, End of Period	$7.15		$7.25	$6.55	$7.49	$7.70	$7.61
Total return (b)(c)	3.58	%(d)	16.38%	(8.54)%	0.83%	5.52%	0.44%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (e)	1.59	%(f)	1.59%	1.59%	1.59%	1.59%	1.59%
Waiver/Reimbursement	0.28	%(f)	0.25%	0.24%	0.21%	0.21%	0.14%
Net investment income (e)	3.50	%(f)	3.73%	3.54%	3.40%	3.41%	3.25%
Portfolio turnover rate	3	%(d)	20%	17%	15%	9%	7%
Net assets, end of period (000s)	$6,298		$8,217	$10,084	$16,192	$22,782	$28,278

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.25		$6.55	$7.49	$7.70	$7.61	$7.84
Income from Investment Operations:
Net investment income (a)	0.13		0.28	0.28	0.28	0.28	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	0.13		0.78	(0.87)	(0.19)	0.15	(0.22)
Total from investment operations	0.26		1.06	(0.59)	0.09	0.43	0.06
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.27)	(0.27)	(0.28)	(0.27)	(0.27)
From net realized gains	(0.18)		(0.09)	(0.08)	(0.02)	(0.07)	(0.02)
Total distributions to shareholders	(0.36)		(0.36)	(0.35)	(0.30)	(0.34)	(0.29)
Net Asset Value, End of Period	$7.15		$7.25	$6.55	$7.49	$7.70	$7.61
Total return (b)(c)	3.73	%(d)	16.72%	(8.27)%	1.14%	5.84%	0.74%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (e)	1.29	%(f)	1.29%	1.29%	1.29%	1.29%	1.29%
Waiver/Reimbursement	0.58	%(f)	0.55%	0.54%	0.51%	0.51%	0.44%
Net investment income (e)	3.79	%(f)	4.02%	3.84%	3.69%	3.71%	3.55%
Portfolio turnover rate	3	%(d)	20%	17%	15%	9%	7%
Net assets, end of period (000s)	$8,947		$9,031	$8,319	$9,729	$9,461	$9,974

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

16

Notes to Financial Statements – Columbia New York Tax-Exempt Fund

April 30, 2010 (Unaudited)

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and New York individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets

17

Columbia New York Tax-Exempt Fund, April 30, 2010 (Unaudited)

for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis.

Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

18

Columbia New York Tax-Exempt Fund, April 30, 2010 (Unaudited)

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2009 was as follows:

Tax-Exempt Income	$2,813,616
Long-Term Capital Gains	799,877

Unrealized appreciation and depreciation at April 30, 2010, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$4,531,562
Unrealized depreciation	(1,009,750)
Net unrealized appreciation	$3,521,812

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of managing the Fund. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The advisory fee rates paid by the Fund did not change as a result of the New Advisor.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Fund. Columbia received a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the six month period ended April 30, 2010, the Fund's annualized effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

19

Columbia New York Tax-Exempt Fund, April 30, 2010 (Unaudited)

Pricing and Bookkeeping Fees

In connection with the Closing, the New Advisor provides financial reporting and accounting services to the Fund. In addition, under the administrative services agreement, the New Advisor provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to the Closing, the Fund entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor.

Also prior to the Closing, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Fund. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Fund. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended April 30, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Transaction.

20

Columbia New York Tax-Exempt Fund, April 30, 2010 (Unaudited)

Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Fund's shares. For the six month period ended April 30, 2010, the Former Distributor retained net underwriting discounts of $4,040 on sales of the Fund's Class A shares and received net CDSC fees of $5,093, $1,074 and $100 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the six month period ended April 30, 2010, the Fund's annualized effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that it did not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Fee Waivers and Expense Reimbursements

Prior to the Closing, Columbia voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, did not exceed 0.60% of the Fund's average daily net assets on an annualized basis. This arrangement has been continued by the New Advisor and may be revised or discontinued by the New Advisor at any time.

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Fund are employees of the New Advisor or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Prior to the Closing, the Fund may have made daily investments of cash balances in Columbia New York Tax-Exempt Reserves, an affiliated open-ended investment company of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly was allocated its proportionate share of the expenses of Columbia New York Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six month period ended April 30, 2010, these custody credits reduced total expenses by $1 for the Fund.

Note 6. Portfolio Information

For the six month period ended April 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,977,315 and $5,544,785, respectively.

21

Columbia New York Tax-Exempt Fund, April 30, 2010 (Unaudited)

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended April 30, 2010, the Fund did not borrow under these arrangements.

Note 8. Shareholder Concentration

As of April 30, 2010, two shareholder accounts owned 25.7% of the outstanding shares of the Fund. Purchase and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at April 30, 2010, invested in debt obligations issued by New York and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of this state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed

22

Columbia New York Tax-Exempt Fund, April 30, 2010 (Unaudited)

summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

24

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised

25

by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

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Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

28

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

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Shareholder Meeting Results

Columbia New York Tax-Exempt Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,106,980	1,080,487	2,547,212	9,438,328

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,253,337	2,132,100	2,349,220	9,438,350

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

33

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Holliston, MA
Permit NO. 20

Columbia New York Tax-Exempt Fund
One Financial Center
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columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1025 A (6/10)

Columbia Tax-Exempt Bond Funds

Semiannual Report for the Period Ended April 30, 2010

>  Columbia Connecticut Intermediate Municipal Bond Fund

>  Columbia Intermediate Municipal Bond Fund

>  Columbia Massachusetts Intermediate Municipal Bond Fund

>  Columbia New Jersey Intermediate Municipal Bond Fund

>  Columbia New York Intermediate Municipal Bond Fund

>  Columbia Rhode Island Intermediate Municipal Bond Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Connecticut Intermediate Municipal Bond Fund	1

Columbia Intermediate Municipal Bond Fund	5

Columbia Massachusetts Intermediate Municipal Bond Fund	9

Columbia New Jersey Intermediate Municipal Bond Fund	13

Columbia New York Intermediate Municipal Bond Fund	17

Columbia Rhode Island Intermediate Municipal Bond Fund	21

Investment Portfolios	25

Financial Statements	76

Board Consideration and Approval of Advisory Agreements	128

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)	132

Shareholder Meeting Results	134

Important Information About This Report	137

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William "Ted" Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds' advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC

Distributor	Columbia Management Investment Distributors, Inc.

Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds' portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

1Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended April 30, 2010, the fund's Class A shares returned 2.42% without sales charge. Class Z shares returned 2.55%. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, returned 3.34%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2, was 2.54%.

■  The fund's emphasis on higher-quality municipal securities detracted from performance relative to the index, as lower quality securities outperformed. In general, Connecticut bonds tend to be of higher quality than the overall municipal market. In addition, the fund's relatively greater weight in shorter-maturity securities hampered returns. During the six months, we added some lower-quality, investment-grade securities in the hospital and electric utility sectors to help increase the fund's yield. We also reduced exposure to some shorter-term bonds, adding to positions in the six-to-10-year range.

■  The municipal bond market produced generally healthy results over the six months, with yields generally falling and prices rising. While the overall supply of municipal bonds declined to levels not seen since 2002, investor demand picked up. We believe that individual investors were attracted by the yield advantages of municipal bonds, especially compared to money market funds. At the same time, the possibility of higher state and federal income taxes served to encourage investors to seek out tax-advantaged alternatives.

■  We are cautious in our outlook for the municipal market in general. We believe that Connecticut and other state governments will face continued budget pressures for the remainder of this fiscal year. The state also could encounter a potentially larger budget gap for the fiscal year that begins in July, especially in light of some economic forecasts that growth may lag the national average.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+2.42%

Class A shares (without sales charge)

+3.34%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Fund Profile (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	15,118	14,406
Class B	14,127	14,127
Class C	14,501	14,501
Class T	15,240	14,522
Class Z	15,495	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75% which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		06/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	2.42	–0.91	2.05	–0.95	2.22	1.22	2.47	–2.37	2.55
1-year	5.07	1.61	4.29	1.29	4.65	3.65	5.17	0.16	5.33
5-year	3.19	2.20	2.42	2.42	2.78	2.78	3.30	2.30	3.45
10-year	4.22	3.72	3.52	3.52	3.79	3.79	4.30	3.80	4.48

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–0.47	–3.74	–0.85	–3.78	–0.67	–1.65	–0.43	–5.12	–0.35
1-year	5.60	2.18	4.81	1.81	5.18	4.18	5.70	0.70	5.86
5-year	3.29	2.28	2.52	2.52	2.88	2.88	3.40	2.39	3.55
10-year	4.05	3.55	3.36	3.36	3.62	3.62	4.13	3.63	4.31

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Connecticut Intermediate Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Connecticut Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Connecticut Fund. Retail A share returns include returns of the BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and Retail A and Class Z share returns include returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund for periods prior to June 26, 2000. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.95
Class B	1.70
Class C	1.70
Class T	0.85
Class Z	0.70

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	10.78
Class B	10.78
Class C	10.78
Class T	10.78
Class Z	10.78

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.17
Class B	0.13
Class C	0.15
Class T	0.17
Class Z	0.18

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.20	1,020.83	4.02	4.01	0.80
Class B	1,000.00	1,000.00	1,020.50	1,017.11	7.77	7.75	1.55
Class C	1,000.00	1,000.00	1,022.20	1,018.84	6.02	6.01	1.20
Class T	1,000.00	1,000.00	1,024.70	1,021.32	3.51	3.51	0.70
Class Z	1,000.00	1,000.00	1,025.50	1,022.07	2.76	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Summary

■   For the six-month period that ended April 30, 2010, the fund's Class A shares returned 3.34% without sales charge. Class Z shares returned 3.44%. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, returned 3.34%. The fund's return was higher than the 3.09% average return of the funds in its peer group, the Lipper Intermediate Municipal Debt Funds Classification.2 Maturity distribution, sector weights and increased exposure to selected states helped the fund match its benchmark and outperform its peers.

■   Municipal bonds delivered positive results after rebounding from last fall's weakness. Throughout the period, money flowed into municipal bonds and bond funds as individual investors sought greater income than could be found in taxable, short-term commitments. On a tax-adjusted basis, municipal yields exceeded the taxable yields on Treasury obligations.

■   The fund maintained a longer average maturity than its benchmark. We found good value among bonds in the 8-15 year range while cutting back on higher-quality, shorter-term issues, an area where buying by individual investors pushed prices up and left little potential for further gains. Bolstering holdings in California was another successful strategy. Exceptionally high yields on these bonds attracted buyers and pushed prices higher despite significant state budget pressures. Increased exposure to A-rated issues in the airport, hospital and electric utility sectors also benefited performance, along with commitments in the high-yield segment. However, Illinois municipals disappointed as investors backed away amid widening budget gaps.

■   The federal stimulus monies that acted as a catalyst for economic recovery should wind down this year. With unemployment stubbornly high and revenues declining, states will face continued large budget gaps for the next fiscal year and beyond. However, the prospect of higher state and federal taxes has the potential to enhance the appeal of municipals; higher income taxes are already in place in several states. In addition, the supply of tax-free bonds has shrunk to the lowest levels in years. Build America Bonds, taxable instruments whose cost to issuers is reduced by a generous federal subsidy, now represent about 20% of newly issued municipals. The combination of higher taxes and reduced bond supply has potential to produce solid returns in municipal issues in the quarters ahead.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+3.34%

Class A shares (without sales charge)

+3.34%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Fund Profile (continued) – Columbia Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	15,571	14,838
Class B	14,685	14,685
Class C	15,179	15,179
Class T	15,630	14,894
Class Z	15,897	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75% which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	3.34	0.01	3.01	0.01	3.23	2.23	3.36	–1.55	3.44
1-year	7.61	4.07	6.91	3.91	7.39	6.39	7.66	2.53	7.82
5-year	3.57	2.57	2.90	2.90	3.36	3.36	3.62	2.62	3.77
10-year	4.53	4.02	3.92	3.92	4.26	4.26	4.57	4.06	4.74

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–0.19	–3.42	–0.52	–3.46	–0.29	–1.28	–0.17	–4.88	–0.09
1-year	7.88	4.39	7.19	4.19	7.67	6.67	7.94	2.84	8.10
5-year	3.63	2.62	2.96	2.96	3.42	3.42	3.68	2.67	3.84
10-year	4.34	3.83	3.74	3.74	4.08	4.08	4.38	3.87	4.55

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Intermediate Tax-Exempt Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Intermediate Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Intermediate Fund. Retail A share returns include returns of the BKB shares of the Galaxy Intermediate Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and Retail A and Class Z share returns include returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund for periods prior to June 26, 2000. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.75
Class B	1.40
Class C	1.40
Class T	0.70
Class Z	0.55

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	10.38
Class B	10.38
Class C	10.38
Class T	10.38
Class Z	10.38

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.18
Class B	0.15
Class C	0.17
Class T	0.18
Class Z	0.19

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.40	1,021.08	3.78	3.76	0.75
Class B	1,000.00	1,000.00	1,030.10	1,017.85	7.05	7.00	1.40
Class C	1,000.00	1,000.00	1,032.30	1,020.08	4.79	4.76	0.95
Class T	1,000.00	1,000.00	1,033.60	1,021.32	3.53	3.51	0.70
Class Z	1,000.00	1,000.00	1,034.40	1,022.07	2.77	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C shares' expenses, the Class C shares' account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended April 30, 2010, the fund's Class A shares returned 2.78% without sales charge. Class Z shares returned 2.91%. The fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, returned 3.34%. The average return of funds in its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2, was 2.54%. The fund's shortfall relative to the benchmark was primarily the result of its overweight in higher-quality securities. The fund emphasized securities rated AA and higher, but A-rated and BBB-rated3 bonds tended to outperform during the period as the difference in yield between lower-quality and higher-quality securities narrowed.

■  Municipal bonds generated moderate positive returns over the six months, helped by declining interest rates and the effects of a diminished supply of municipal securities at the same time that investor demand was rising. The market supply of municipal bonds fell to the lowest level since 2002. However, we believe that demand increased because of expectations of rising state and federal income taxes and because of investor dissatisfaction with low yields from money market funds.

■  We remain cautious about the financial health of state and local governments generally, because we believe that budget pressures will continue this fiscal year and into the next year. However, the outlook for the Massachusetts economy is brightening as the housing market improves, technology industries see stronger demand and consumer spending stabilizes. The Commonwealth's economic health is buttressed by its high-tech industries, universities and health care institutions as well as a highly skilled workforce. However, Moody's, a major bond rating agency, points to high business and living costs and weak population growth as factors that may keep growth in Massachusetts below the national average.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+2.78%

Class A shares (without sales charge)

+3.34%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Fund Profile (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since 2009 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	15,597	14,862
Class B	14,578	14,578
Class C	14,959	14,959
Class T	15,720	14,979
Class Z	15,956	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	2.78	–0.59	2.40	–0.60	2.58	1.58	2.83	–2.06	2.91
1-year	5.45	2.05	4.66	1.66	5.03	4.03	5.55	0.58	5.71
5-year	3.71	2.71	2.94	2.94	3.30	3.30	3.82	2.82	3.97
10-year	4.55	4.04	3.84	3.84	4.11	4.11	4.63	4.12	4.78

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–0.70	–3.96	–1.07	–4.00	–0.90	–1.87	–0.65	–5.34	–0.57
1-year	5.98	2.52	5.19	2.19	5.56	4.56	6.09	1.03	6.25
5-year	3.82	2.80	3.04	3.04	3.40	3.40	3.92	2.91	4.08
10-year	4.37	3.87	3.68	3.68	3.94	3.94	4.45	3.95	4.61

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Massachusetts Intermediate Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Massachusetts Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Massachusetts Fund. Retail A share returns include returns of the BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and Retail A and Class Z share returns include returns of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund for periods prior to June 26, 2000. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B, Class C and Class T shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class T	0.82
Class Z	0.67

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	10.73
Class B	10.73
Class C	10.73
Class T	10.73
Class Z	10.73

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.17
Class B	0.13
Class C	0.15
Class T	0.18
Class Z	0.19

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.80	1,020.83	4.02	4.01	0.80
Class B	1,000.00	1,000.00	1,024.00	1,017.11	7.78	7.75	1.55
Class C	1,000.00	1,000.00	1,025.80	1,018.84	6.03	6.01	1.20
Class T	1,000.00	1,000.00	1,028.30	1,021.32	3.52	3.51	0.70
Class Z	1,000.00	1,000.00	1,029.10	1,022.07	2.77	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia New Jersey Intermediate Municipal Bond Fund

Summary

■   For the six-month period that ended April 30, 2010, the fund's Class A shares returned 2.56% without sales charge. Class Z shares returned 2.69%. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, which is national in scope, returned 3.34%. The fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2, had an average total return of 2.54%. New Jersey's bonds lagged the overall market due to pressing budget issues.

■   Municipal bonds delivered positive results after rebounding from last fall's weakness. Throughout the period, money flowed into municipal bonds and bond funds as individual investors sought greater income than could be found in taxable, short-term commitments. Best results were seen among bonds maturing in five years or longer.

■   The fund's large stake in bonds rated A and BBB3 was a positive as investors seeking increased yield favored bonds in those categories. However, an overweight position compared to the benchmark in shorter-term issues and those facing near-term calls held back performance; results in these segments trailed those in longer-maturity ranges. Credit spreads—the yield difference between bonds of higher and lower quality—did not narrow in New Jersey as they did in other states. During the period we expanded holdings of AA-rated general obligation and school bonds.

■   Like many states, New Jersey confronts serious budget shortfalls this year and next. A new governor has moved aggressively to cut these gaps, and voters have been hesitant to sign off on local budget proposals. Federal stimulus money will run out soon, adding more pressure in a period of declining revenues. The state's population growth is slow and business costs, including taxes, are high. Still, New Jersey enjoys core strengths, including a well-educated work force, a diverse industrial base, a large number of high-tech and research companies and strong links to international trade. We believe that a possibility of higher federal taxes and a tightening supply of bonds offer potential for solid returns in municipal issues in the quarters ahead.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+2.56%

Class A shares (without sales charge)

+3.34%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Fund Profile (continued) – Columbia New Jersey Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia New Jersey Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	15,581	14,835
Class B	14,540	14,540
Class C	14,924	14,924
Class T	15,697	14,946
Class Z	15,936	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		04/03/98		04/03/98
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	2.56	–0.77	2.19	–0.81	2.36	1.36	2.62	–2.22	2.69
1-year	5.57	2.10	4.79	1.79	5.15	4.15	5.68	0.64	5.84
5-year	3.26	2.26	2.49	2.49	2.85	2.85	3.37	2.37	3.52
10-year	4.53	4.02	3.81	3.81	4.09	4.09	4.61	4.10	4.77

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–0.60	–3.85	–0.97	–3.90	–0.80	–1.78	–0.55	–5.30	–0.48
1-year	6.24	2.81	5.46	2.46	5.82	4.82	6.35	1.32	6.51
5-year	3.40	2.40	2.63	2.63	2.99	2.99	3.51	2.51	3.66
10-year	4.34	3.83	3.63	3.63	3.89	3.89	4.41	3.91	4.57

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New Jersey Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New Jersey Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New Jersey Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.13
Class B	1.88
Class C	1.88
Class T	1.03
Class Z	0.88

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	10.20
Class B	10.20
Class C	10.20
Class T	10.20
Class Z	10.20

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.17
Class B	0.13
Class C	0.15
Class T	0.17
Class Z	0.18

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia New Jersey Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.60	1,020.83	4.02	4.01	0.80
Class B	1,000.00	1,000.00	1,021.90	1,017.11	7.77	7.75	1.55
Class C	1,000.00	1,000.00	1,023.60	1,018.84	6.02	6.01	1.20
Class T	1,000.00	1,000.00	1,026.20	1,021.32	3.52	3.51	0.70
Class Z	1,000.00	1,000.00	1,026.90	1,022.07	2.76	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Summary

■   For the six-month period ending April 30, 2010, the fund's Class A shares returned 3.03% without sales charge. Class Z shares returned 3.15%. By comparison, the fund's benchmarks, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 and the Barclays Capital New York 3-15 Year Blend Municipal Bond Index2, returned 3.34%. and 3.45% respectively. The average return for the fund's peer group, the Lipper New York Intermediate Municipal Debt Funds Classification3, was 2.89%. The fund's return was slightly lower than the return of the broad national index, which includes California bonds. This fund does not own California bonds, which performed well over the period. The fund also had modestly higher exposure to short-maturity bonds than its Barclays benchmarks, which was a slight drag on relative performance.

■   Municipal bonds rebounded from last fall's weakness to deliver positive results over the past six months. Money has flowed steadily into municipal bonds and bond funds as individual investors sought greater income than could be found in taxable, short-term commitments. The best results were from bonds maturing in five years or longer, while issues with maturities of three years or less lagged.

■   We believe that investors hungry for increased yield favored bonds with longer maturities and lower credit ratings. That trend benefited the fund's significant holdings among bonds rated A and BBB4 in the 8-15 year maturity range, including highway, toll bridge and electric utility issues. We judged values in these market segments to be more attractive than those available on bonds with higher ratings. An overweight relative to the benchmarks in shorter-maturity issues tempered returns. However, the fund was generally aligned close to its benchmarks in terms of quality and maturity structure.

■   Wall Street's swift recovery is helping New York rebound from recession. However, proposed reforms, including tighter rules on compensation, could hamper growth within the industry. Statewide, job losses are slowing but unemployment remains stubbornly high, with upstate counties still struggling to recover. As in many other states, New York's budget gaps are wide, bringing prospects of large spending cuts and increased taxes aimed at shrinking the deficit. We believe that the possibility of higher state and federal taxes and a limited supply of bonds offer potential for solid returns from municipal issues in the period ahead.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

2The Barclays Capital New York 3-15 Year Blend Municipal Bond Index tracks the investment grade bonds issued from the state of New York and its municipalities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

4Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+3.03%

Class A shares (without sales charge)

+3.34%

Barclays Capital 3-15 Year Blend Municipal Bond Index

+3.45%

Barclays Capital New York 3-15 Year Blend Municipal Bond Index

Fund Profile (continued) – Columbia New York Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge	without	with
Class A	15,941	15,184
Class B	14,899	14,899
Class C	15,294	15,294
Class T	16,059	15,297
Class Z	16,323	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	3.03	–0.36	2.65	–0.35	2.82	1.82	3.08	–1.85	3.15
1-year	6.64	3.16	5.85	2.85	6.22	5.22	6.75	1.65	6.91
5-year	3.60	2.59	2.83	2.83	3.19	3.19	3.71	2.70	3.86
10-year	4.77	4.27	4.07	4.07	4.34	4.34	4.85	4.34	5.02

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	–0.21	–3.42	–0.58	–3.53	–0.41	–1.39	–0.16	–4.90	–0.09
1-year	6.95	3.51	6.16	3.16	6.53	5.53	7.07	1.98	7.22
5-year	3.71	2.70	2.94	2.94	3.30	3.30	3.82	2.81	3.97
10-year	4.57	4.06	3.87	3.87	4.14	4.14	4.64	4.13	4.82

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy New York Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy New York Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy New York Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.92
Class B	1.67
Class C	1.67
Class T	0.82
Class Z	0.67

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	11.92
Class B	11.92
Class C	11.92
Class T	11.92
Class Z	11.92

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.19
Class B	0.15
Class C	0.17
Class T	0.20
Class Z	0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.30	1,020.83	4.03	4.01	0.80
Class B	1,000.00	1,000.00	1,026.50	1,017.11	7.79	7.75	1.55
Class C	1,000.00	1,000.00	1,028.20	1,018.84	6.03	6.01	1.20
Class T	1,000.00	1,000.00	1,030.80	1,021.32	3.52	3.51	0.70
Class Z	1,000.00	1,000.00	1,031.50	1,022.07	2.77	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Rhode Island Intermediate Municipal Bond Fund

Summary

■   For the six-month period that ended April 30, 2010, the fund's Class A shares returned 2.24% without sales charge. Class Z shares returned 2.36%. By comparison, the fund's benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, which is national in scope, returned 3.34%. The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2, was 2.54%.

■   An overweight in securities with maturities in the zero-to-three-year range held back results relative to the index because their yields did not decline as much as yields on securities with maturities of five-plus years. Yields and prices move in opposite directions. During the period, we added to the fund's exposure to the hospital and student loan sectors, while reducing some short-maturity callable bonds.

■   The municipal bond market performed well over most of the period, with yields falling and bond prices rising in the face of higher investor demand and limited supply. We believe that expectations for higher federal and state income tax rates served to encourage investors to seek out tax-advantaged investments, especially those with higher yields than money funds. Lower-quality investment grade bonds generally outperformed bonds rated AA and higher.3 However, the performance advantage by lower-quality securities was less evident in Rhode Island, which suffered from high unemployment and underrepresentation in the nation's faster-growing industries.

■   We remain cautious in our outlook for the municipal market in Rhode Island. Unemployment remains high and growth projections are weak. As a result, we believe that the Rhode Island state government will face continued budget pressures, with few opportunities to raise local tax revenues at a time while federal stimulus aid is expected to stop.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3Ratings shown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 04/30/10

+2.24%

Class A shares (without sales charge)

+3.34%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Fund Profile (continued) – Columbia Rhode Island Intermediate Municipal Bond Fund

Portfolio Management

Brian M. McGreevy has managed the fund since 1998 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. McGreevy was associated with the fund's previous advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund's prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Performance Information – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance of a $10,000 investment 05/01/00 – 04/30/10 ($)

Sales charge:	without	with
Class A	15,612	14,870
Class B	14,550	14,550
Class C	14,933	14,933
Class T	15,903	15,147
Class Z	15,910	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Rhode Island Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The performance of a $10,000 investment with sales charge for Class A shares is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Average annual total return as of 04/30/10 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		12/20/94		06/19/00
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative)	2.24	–1.05	1.86	–1.14	2.04	1.04	2.36	–2.54	2.36
1-year	5.11	1.70	4.33	1.33	4.70	3.70	5.38	0.37	5.38
5-year	3.36	2.35	2.59	2.59	2.95	2.95	3.62	2.61	3.62
10-year	4.56	4.05	3.82	3.82	4.09	4.09	4.75	4.24	4.75

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
6-month (cumulative	–0.28	–3.51	–0.65	–3.59	–0.48	–1.46	–0.16	–4.93	–0.16
1-year	6.20	2.80	5.41	2.41	5.78	4.78	6.47	1.42	6.47
5-year	3.49	2.49	2.72	2.72	3.08	3.08	3.75	2.75	3.75
10-year	4.41	3.90	3.68	3.68	3.95	3.95	4.60	4.09	4.60

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 6-month and 1-year periods), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Rhode Island Municipal Bond Fund, the predecessor to the Fund and a series of The Galaxy Fund (the "Galaxy Rhode Island Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the returns for Retail A shares for periods prior to March 1, 2001, the date on which Retail B shares were initially offered by the Galaxy Rhode Island Fund. The returns for Class Z shares include the returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to June 19, 2000, the date on which Trust shares were initially offered by the Galaxy Rhode Island Fund. The returns shown for all share classes reflect any differences in sales charges, but no returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.02
Class B	1.77
Class C	1.77
Class T	0.77
Class Z	0.77

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, inclusion of fee waivers and expense reimbursements as well as the use of different time periods to calculate the ratios.

Net asset value per share

as of 04/30/10 ($)
Class A	11.18
Class B	11.18
Class C	11.18
Class T	11.18
Class Z	11.18

Distributions declared per share

11/01/09 – 04/30/10 ($)
Class A	0.20
Class B	0.16
Class C	0.18
Class T	0.21
Class Z	0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Rhode Island Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

11/01/09 – 04/30/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,022.40	1,020.83	4.01	4.01	0.80
Class B	1,000.00	1,000.00	1,018.60	1,017.11	7.76	7.75	1.55
Class C	1,000.00	1,000.00	1,020.40	1,018.84	6.01	6.01	1.20
Class T	1,000.00	1,000.00	1,023.60	1,022.07	2.76	2.76	0.55
Class Z	1,000.00	1,000.00	1,023.60	1,022.07	2.76	2.76	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.5%
	Par ($)	Value ($)
Education – 10.6%
Education – 8.7%
CT Health & Educational Facilities Authority
Connecticut College: Series 2002 E, Insured: NPFGC: 5.000% 07/01/14	500,000	533,815
5.250% 07/01/22	400,000	416,792
Series 2007 F, Insured: NPFGC 4.125% 07/01/24	1,505,000	1,480,333
Series 2008 N: 5.000% 07/01/18	2,120,000	2,333,081
5.000% 07/01/22	2,500,000	2,688,875
Quinnipiac University: Series 2007 I, Insured: NPFGC: 5.000% 07/01/19	2,000,000	2,157,100
5.000% 07/01/22	2,000,000	2,098,680
Series 2007 K2, Insured: NPFGC 5.000% 07/01/28	2,000,000	2,069,000
Trinity College: Series 1998 F, Insured: NPFGC 5.500% 07/01/21	500,000	585,705
Series 2004 H, Insured: NPFGC 5.000% 07/01/25	540,000	561,994
Yale University, Series 1997 E, 4.700% 07/01/29	4,800,000	5,035,488
CT University of Connecticut
Student Fee, Series 2002 A, 5.250% 05/15/14	1,185,000	1,288,012
Education Total		21,248,875
Prep School – 1.9%
CT Health & Educational Facilities Authority
Greenwich Academy, Inc., Series 2007 E, Insured: AGMC 5.250% 03/01/26	2,000,000	2,282,360
Loomis Chaffee School, Series 2005 F, Insured: AMBAC 5.250% 07/01/27	1,670,000	1,938,720

	Par ($)	Value ($)
Miss Porter's School, Series 2006 B, Insured: AMBAC 4.500% 07/01/29	600,000	604,146
Prep School Total		4,825,226
Education Total		26,074,101
Health Care – 6.5%
Continuing Care Retirement – 0.6%
CT Development Authority
Elim Park Baptist, Inc., Series 2003, 5.750% 12/01/23	1,500,000	1,488,750
Continuing Care Retirement Total		1,488,750
Hospitals – 5.1%
CT Health & Educational Facilities Authority
Ascension HealthCredit Group, Series 1999 B, 3.500% 11/15/29 (02/01/12) (a)(b)	820,000	841,336
Catholic Health East, Series 2010, 4.750% 11/15/29	3,420,000	3,394,111
Hospital for Special Care, Series 2007 C, Insured: RAD: 5.250% 07/01/20	1,235,000	1,202,668
5.250% 07/01/27	750,000	685,657
Hospital for St. Raphael, Series 1993 H, Insured: AMBAC 5.300% 07/01/10	2,740,000	2,749,727
Middlesex Hospital: Series 1997 H, Insured: NPFGC 5.000% 07/01/12	1,060,000	1,062,258
Series 2006 M, Insured: AGMC 4.875% 07/01/27	500,000	508,055
William W. Backus Hospital, Series 2005 G, Insured: AGMC 5.000% 07/01/24	2,060,000	2,122,233
Hospitals Total		12,566,045

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Intermediate Care Facilities – 0.1%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc., Series 2002 A, Insured: AMBAC 5.000% 07/01/23	260,000	250,744
Intermediate Care Facilities Total		250,744
Nursing Homes – 0.7%
CT Development Authority
Alzheimer's Resources Center, Inc., Series 2007: 5.200% 08/15/17	1,185,000	1,130,312
5.400% 08/15/21	500,000	449,435
Nursing Homes Total		1,579,747
Health Care Total		15,885,286
Housing – 6.9%
Multi-Family – 1.4%
CT Bridgeport Housing Authority
Series 2009: 5.000% 06/01/22	1,035,000	1,055,742
5.000% 06/01/23	1,085,000	1,102,555
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	1,300,000	1,404,156
Multi-Family Total		3,562,453
Single-Family – 5.5%
CT Housing Finance Authority
Housing Mortgage Finance Program, Series 2003 D, 4.400% 11/15/15	2,000,000	2,061,600
Mortgage Finance Program, Series 2008 B-1, 4.750% 11/15/23	3,000,000	3,145,470
Series 2003 C-1, 4.850% 11/15/23	4,000,000	4,112,880
Series 2009, 4.550% 11/15/24	4,000,000	4,107,400
Single-Family Total		13,427,350
Housing Total		16,989,803

	Par ($)	Value ($)
Industrials – 0.4%
Manufacturing – 0.4%
CT Development Authority
Ethan Allen, Inc., Series 1993, 7.500% 06/01/11	905,000	917,145
Manufacturing Total		917,145
Industrials Total		917,145
Other – 13.5%
Pool/Bond Bank – 3.3%
CT Revolving Fund
Series 2003 A, 5.000% 10/01/19	4,290,000	4,742,767
Series 2003 B: 5.000% 10/01/12	1,000,000	1,101,450
5.000% 10/01/15	1,000,000	1,161,150
Series 2009 C, 5.000% 10/01/18	1,000,000	1,172,160
Pool/Bond Bank Total		8,177,527
Refunded/Escrowed (c) – 10.2%
CT Bridgeport
Series 2000 A, Pre-refunded 07/15/10, Insured: FGIC 6.000% 07/15/13	2,000,000	2,043,700
CT Clean Water Fund
Series 1993, Escrowed to Maturity, 6.000% 10/01/12	1,005,000	1,073,611
CT Easton
Series 2001, Pre-refunded 10/15/11, 4.750% 10/15/21	855,000	875,494
CT Fairfield
Series 2002 A, Pre-refunded 04/01/12, 5.000% 04/01/22	2,200,000	2,380,048
CT Farmington
Series 2002, Pre-refunded 09/15/12, 5.000% 09/15/19	820,000	906,494
CT Health & Educational Facilities Authority
Connecticut College, Series 2000 D-1, Pre-refunded 07/01/10, Insured: NPFGC 5.750% 07/01/30	1,250,000	1,274,025

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Trinity College, Series 2001 G, Pre-refunded 07/01/11, Insured: AMBAC: 5.000% 07/01/31	1,000,000	1,062,950
5.500% 07/01/15	2,825,000	3,019,304
CT New Haven
Series 2002 B, Escrowed to Maturity, Insured: FGIC 5.375% 11/01/12	5,000	5,552
Series 2002 C: Escrowed to Maturity, Insured: NPFGC 5.000% 11/01/18	15,000	16,543
Pre-refunded 11/01/12, Insured: NPFGC 5.000% 11/01/18	1,985,000	2,196,422
Series 2003 A, Pre-refunded 11/01/13, Insured: FGIC 5.250% 11/01/16	170,000	195,179
CT Seymour
Series 2001 B, Pre-refunded 08/01/11, Insured: NPFGC 5.250% 08/01/15	1,100,000	1,165,879
CT Stamford
Series 2002, Pre-refunded 08/15/12, 5.000% 08/15/19	1,000,000	1,095,080
CT State
Series 1993 E, Escrowed to Maturity, 6.000% 03/15/12	25,000	27,496
Series 2003 F, Pre-refunded 10/15/13, Insured: NPFGC 5.250% 10/15/20	3,670,000	4,172,680
CT University of Connecticut
Series 2002 A, Pre-refunded 04/01/12, 5.375% 04/01/13	1,000,000	1,090,380
CT Westport
Series 2001, Pre-refunded 12/01/11, 5.000% 12/01/16	1,155,000	1,236,428

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A, Economically Defeased to Maturity, 5.500% 10/01/40	1,000,000	1,031,770
Refunded/Escrowed Total		24,869,035
Other Total		33,046,562
Other Revenue – 0.7%
Recreation – 0.7%
CT Development Authority
Mystic Marinelife Aquarium, Series 2007 A, LOC: Citibank N.A. 4.625% 05/01/37	2,000,000	1,811,300
Recreation Total		1,811,300
Other Revenue Total		1,811,300
Resource Recovery – 0.7%
Disposal – 0.7%
CT New Haven Solid Waste & Recycling Authority
Series 2008, 5.125% 06/01/23	1,520,000	1,630,793
Disposal Total		1,630,793
Resource Recovery Total		1,630,793
Tax-Backed – 51.8%
Local General Obligations – 23.3%
CT Bridgeport
Series 2002 A, Insured: FGIC 5.375% 08/15/14	1,600,000	1,684,608
Series 2004 C, Insured: NPFGC 5.250% 08/15/17	1,500,000	1,616,010
CT Danbury
Series 1995, 5.625% 02/01/13	200,000	225,174
Series 2004, Insured: FGIC 4.750% 08/01/16	1,270,000	1,410,411
CT Darien
Series 2009 A, 5.000% 08/01/16	500,000	584,055
CT East Haven
Series 2003, Insured: NPFGC 5.000% 09/01/15	640,000	702,989

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Fairfield
Series 2004, 4.500% 01/01/16	1,690,000	1,833,109
Series 2008: 5.000% 01/01/20	1,000,000	1,175,930
5.000% 01/01/22	500,000	590,795
CT Hartford County Metropolitan District
Series 2002, 5.000% 04/01/19	1,205,000	1,301,954
CT Hartford
Series 2003, Insured: AGMC 4.750% 12/01/15	2,065,000	2,230,923
Series 2005 C, Insured: NPFGC 5.000% 09/01/19	2,085,000	2,348,607
Series 2006, Insured: AMBAC 5.000% 07/15/22	600,000	642,672
Series 2009 A, Insured: AGO 5.000% 08/15/17	695,000	790,027
CT New Britain
Series 2006, Insured: AMBAC 5.000% 04/15/17	1,165,000	1,310,019
CT New Haven
Series 2002 B, Insured: FGIC 5.375% 11/01/12	995,000	1,089,615
Series 2003 A, Insured: FGIC 5.250% 11/01/16	1,830,000	2,066,253
Series 2008, Insured: AGMC 5.000% 11/01/18	4,260,000	4,985,819
CT New London
Series 2003 C, Insured: AMBAC 5.000% 02/01/17	1,290,000	1,403,868
CT New Milford
Series 2004, Insured: AMBAC 5.000% 01/15/16	1,025,000	1,173,697
CT Newtown
Series 2009, 4.000% 07/01/16	750,000	828,833
CT North Haven
Series 2007: 4.750% 07/15/24	1,150,000	1,325,145
4.750% 07/15/25	1,150,000	1,324,225

	Par ($)	Value ($)
CT Regional School District No. 15
Series 2003, Insured: FGIC: 5.000% 02/01/15	1,105,000	1,244,285
5.000% 02/01/16	1,025,000	1,151,536
CT Ridgefield
Series 2009, 5.000% 09/15/20	2,130,000	2,527,181
CT Stamford
Series 2003 B: 5.250% 08/15/16	1,650,000	1,952,428
5.250% 08/15/17	1,125,000	1,337,603
Series 2009 B, 4.000% 07/01/16	2,500,000	2,773,450
CT Trumbull
Series 2009: 4.000% 09/15/20	575,000	619,816
4.000% 09/15/21	600,000	636,396
CT Watertown
Series 2005, Insured: NPFGC 5.000% 08/01/17	1,060,000	1,222,890
Series 2009 B, 5.000% 07/01/17	2,000,000	2,311,340
CT West Hartford
Series 2009, 4.000% 10/01/23	3,275,000	3,449,721
CT Weston
Series 2004, 5.250% 07/15/15	1,300,000	1,524,185
CT Westport
Series 2003, 5.000% 08/15/18	1,200,000	1,311,288
CT Windham
Series 2004, Insured: NPFGC 5.000% 06/15/15	785,000	906,565
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1999 A, Insured: AGMC 5.750% 08/01/12	1,500,000	1,519,725
Local General Obligations Total		57,133,147
Special Non-Property Tax – 9.1%
CT Special Tax Obligation
Transportation Infrastructure: Series 1992 B, 6.125% 09/01/12	400,000	424,656

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1998 A, Insured: FGIC 5.500% 10/01/12	3,250,000	3,597,880
Series 2003 B, Insured: FGIC 5.000% 01/01/23	800,000	851,800
Series 2009 A, 4.500% 12/01/19	3,765,000	4,161,304
Series 2009: 4.250% 02/01/17	3,000,000	3,267,570
5.000% 02/01/19	3,450,000	3,930,516
OH Hamilton County Sales Tax
Series 2000 B, Insured: AMBAC (d) 12/01/28	3,000,000	1,165,950
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: AGMC 5.500% 07/01/17	1,870,000	2,097,167
Series 2006 BB, Insured: AGMC 5.250% 07/01/22	2,500,000	2,719,350
Special Non-Property Tax Total		22,216,193
Special Property Tax – 1.3%
CT Harbor Point Infrastructure Improvement District
Series 2010 A, 7.000% 04/01/22	3,000,000	3,155,010
Special Property Tax Total		3,155,010
State Appropriated – 4.8%
CT Health & Educational Facilities Authority
State University System, Series 2007 I, Insured: AGMC 5.250% 11/01/17	1,000,000	1,178,910
CT State Certificates of Participation
Juvenile Training School, Series 2001, 5.250% 12/15/14	1,565,000	1,689,402
CT University of Connecticut
Series 2004 A, Insured: NPFGC 5.000% 01/15/13	2,000,000	2,211,040
Series 2006 A, Insured: NPFGC 5.000% 02/15/16	1,400,000	1,608,992
Series 2007 A, 4.000% 04/01/24	2,100,000	2,136,162
Series 2009 A, 5.000% 02/15/23	2,000,000	2,244,220

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (a)(b)	700,000	727,986
State Appropriated Total		11,796,712
State General Obligations – 13.3%
CT Housing Finance Authority
Series 2005 D-1, 4.100% 05/15/17	2,200,000	2,273,634
Series 2009: 5.000% 06/15/18	1,755,000	2,005,965
5.000% 06/15/19	1,840,000	2,103,838
CT State
Series 1993 E, 6.000% 03/15/12	975,000	1,068,902
Series 2001, Insured: AGMC 5.500% 12/15/14	1,500,000	1,751,805
Series 2003 C, Insured: NPFGC 5.000% 05/01/22	1,000,000	1,082,570
Series 2003 E, Insured: FGIC 5.000% 08/15/21	1,000,000	1,102,520
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	600,000	711,156
Series 2005 D, Insured: FGIC 5.000% 11/15/23	4,000,000	4,323,440
Series 2006 E, 5.000% 12/15/20	3,000,000	3,356,430
Series 2008 B, 5.000% 04/15/22	5,415,000	6,052,183
Series 2009 A, 5.000% 01/01/16	5,960,000	6,831,054
State General Obligations Total		32,663,497
Tax-Backed Total		126,964,559
Utilities – 7.4%
Investor Owned – 2.4%
CT Development Authority
Pollution Control Revenue: Connecticut Light & Power Co., Series 1993 A, 5.850% 09/01/28	5,285,000	5,327,385

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
United Illuminating Co., Series 2009, 5.750% 06/01/26 (02/01/12) (a)(b)	500,000	524,675
Investor Owned Total		5,852,060
Joint Power Authority – 1.6%
CT Municipal Electric Energy Cooperative Power Supply Systems
Series 2006 A, Insured: AMBAC 5.000% 01/01/22	2,000,000	2,162,140
Series 2009 A, Insured: AGO 5.000% 01/01/17	1,525,000	1,722,808
Joint Power Authority Total		3,884,948
Municipal Electric – 1.2%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	285,000	312,448
Series 2010, 5.250% 07/01/24 (e)	2,400,000	2,539,416
Municipal Electric Total		2,851,864
Water & Sewer – 2.2%
CT Greater New Haven Water Pollution Control Authority
Series 2005 A, Insured: NPFGC 5.000% 11/15/30	2,500,000	2,555,725
CT South Central Regional Water Authority
Series 2007 A, Insured: NPFGC: 5.250% 08/01/22	1,370,000	1,555,580
5.250% 08/01/23	500,000	567,530
Series 2008 B, Insured: NPFGC 5.250% 08/01/29 (a)	750,000	799,958
Water & Sewer Total		5,478,793
Utilities Total		18,067,665
Total Municipal Bonds (cost of $232,911,049)		241,387,214

Investment Companies – 1.4%
	Shares	Value ($)
Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.130%) (f)(g)	1,684,000	1,684,000
Dreyfus Municipal Cash Management Plus (7 day yield of 0.170%)	1,792,022	1,792,022
Total Investment Companies (cost of $3,476,022)		3,476,022
Total Investments – 99.9% (cost of $236,387,071) (h)		244,863,236
Other Assets & Liabilities, Net – 0.1%		165,088
Net Assets – 100.0%		245,028,324

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(b)  Parenthetical date represents the next interest rate reset date for the security.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Zero coupon bond.

(e)  Security purchased on a delayed delivery basis.

(f)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Connecticut Municipal Reserves, G-Trust Shares (7 day yield of 0.130%)	$2,339,181	$24,880,962	$(25,536,142)	$1,656	$1,684,000

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(h)  Cost for federal income tax purposes is $236,363,112.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$241,387,214	$—	$241,387,214
Total Investment Companies	3,476,022	—	—	3,476,022
Total Investments	$3,476,022	$241,387,214	$—	$244,863,236

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	51.8
Education	10.6
Refunded/Escrowed	10.2
Utilities	7.4
Housing	6.9
Health Care	6.5
Pool/Bond Bank	3.3
Other Revenue	0.7
Resource Recovery	0.7
Industrials	0.4
98.5
Investment Companies	1.4
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 97.4%
	Par ($)	Value ($)
Education – 2.3%
Education – 2.3%
CA Municipal Finance Authority
Biola University, Series 2008 A, 5.625% 10/01/23	3,000,000	3,119,250
CA University
Series 2008 A, Insured: AGMC 5.000% 11/01/22	5,000,000	5,418,950
CT Health & Educational Facilities Authority
Trinity College, Series 1998 F, Insured: NPFGC 5.500% 07/01/21	1,000,000	1,171,410
IL Finance Authority
DePaul University, Series 2004 A: 5.375% 10/01/17	1,000,000	1,098,930
5.375% 10/01/18	2,000,000	2,193,380
KS Development Finance Authority
Board of Regents Scientific Research, Series 2003, Insured: AMBAC 5.000% 10/01/19	2,000,000	2,180,220
KS Washburn University
Topeka Living Learning Center, Series 2004, Insured: AMBAC 5.000% 07/01/18	900,000	904,977
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	500,000	574,875
MA Health & Educational Facilities Authority
Boston College, Series 2008, 5.500% 06/01/24	2,670,000	3,142,269
MO Health & Educational Facilities Authority
St. Louis University, Series 1998, 5.500% 10/01/16	1,000,000	1,171,380
Washington University, Series 2001 A, 5.500% 06/15/16	1,000,000	1,175,260
NH Health & Education Facilities Authority
Series 2009 A, 5.000% 07/01/23	8,370,000	9,020,098

	Par ($)	Value ($)
NY Dormitory Authority
Series 2005 B, Insured: FGIC 5.500% 07/01/21	6,345,000	7,344,020
St. John's University, Series 2007 C, Insured: NPFGC 5.250% 07/01/23	5,245,000	5,769,500
OH University
Series 2009 A, 5.000% 12/01/16	4,000,000	4,607,880
PA Higher Educational Facilities Authority
University of Sciences, Series 2005 A, Insured: SYNC 5.000% 11/01/16	360,000	392,519
RI Health & Educational Building Corp.
Series 2003, Insured: SYNC 5.250% 04/01/15	1,500,000	1,549,650
TX Public Finance Authority
Stephen F. Austin University, Series 2005, Insured: NPFGC 5.000% 10/15/19	2,000,000	2,138,720
TX University of Texas
Series 2004 A, 5.250% 08/15/17	2,000,000	2,360,360
Series 2006 D, 5.000% 08/15/18	1,545,000	1,759,477
Education Total		57,093,125
Education Total		57,093,125
Health Care – 10.5%
Continuing Care Retirement – 2.0%
CO Health Facilities Authority
Covenant Retirement Communities, Inc., Series 2005, 5.000% 12/01/18	1,000,000	990,330
FL Lakeland
Carpenters Retirement Community, Series 2008, 5.875% 01/01/19	1,875,000	1,855,425
FL Lee County Industrial Development Authority
Shell Point, Series 2007, 5.000% 11/15/22	7,650,000	6,913,917

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Orange County Health Facilities Authority
Orlando Lutheran Towers, Series 2005, 5.000% 07/01/13	3,670,000	3,709,049
FL Sarasota County Health Facilities Authority
Village on the Isle, Series 2007, 5.500% 01/01/27	4,000,000	3,633,920
IL Finance Authority
Monarch Landing, Inc., Series 2007 A: 5.500% 12/01/13 (a)	2,200,000	473,000
6.000% 12/01/17 (a)	3,590,000	771,850
Sedgebrook, Inc., Series 2007 A: 5.400% 11/15/16 (a)	2,165,000	907,395
5.875% 11/15/22 (a)	8,000,000	2,947,040
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana, Series 2005, 5.250% 11/15/25	10,640,000	10,476,570
KS Lenexa
Lakeview Village, Inc., Series 2007, 5.250% 05/15/22	2,650,000	2,386,669
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007, 5.000% 10/01/17	1,040,000	1,004,370
MD Howard County Retirement Authority
Columbia Vantage House Corp., Series 2007 A, 5.250% 04/01/27	1,500,000	1,257,780
MO St. Louis Industrial Development Authority
St. Andrew's Resources for Seniors, Series 2007 A, 6.250% 12/01/26	7,000,000	6,412,490
NC Medical Care Commission
Givens Estates, Series 2007, 5.000% 07/01/27	3,375,000	3,006,112
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village, Series 2007, 5.125% 05/15/27	3,750,000	3,336,600
Continuing Care Retirement Total		50,082,517

	Par ($)	Value ($)
Hospitals – 8.3%
AZ Maricopa County Industrial Development Authority
Catholic Healthcare West, Series 2007 A, 5.000% 07/01/18	3,500,000	3,689,315
CA Health Facilities Financing Authority
Catholic Healthcare West, Series 2009 F, 5.000% 07/01/27 (07/01/14) (b)(c)	3,000,000	3,257,910
St. Joseph Health System, Series 2009 B, 5.000% 07/01/18	10,445,000	11,218,974
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center, Series 1997 B, Insured: NPFGC 4.875% 07/01/22	1,730,000	1,727,526
CO Health Facilities Authority
Catholic Health Initiatives, Series 2008 D, 5.500% 10/01/38 (11/12/15) (b)(c)	5,000,000	5,634,500
FL Escambia County Health Facilities Authority
Ascension Health, Series 2003 A, 5.250% 11/15/11	2,125,000	2,266,228
FL Highlands County Health Facilities Authority
Adventist Health Systems: Series 2005 A, 5.000% 11/15/20	1,000,000	1,033,180
Series 2005 B: 5.000% 11/15/20	875,000	904,033
5.000% 11/15/22	740,000	759,418
Adventist Hinsdale Hospital, Series 2005 A, 5.000% 11/15/22	1,000,000	1,026,240
FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 A, 5.000% 10/01/18	1,000,000	1,019,140
FL Orange County Health Facilities Authority
Series 1996 A, Insured: NPFGC 6.250% 10/01/16	1,700,000	1,898,220
FL South Broward Hospital District
Series 2003 A, Insured: NPFGC 5.250% 05/01/12	3,955,000	4,224,177

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL St. Petersburg Health Facilities Authority
All Children's Hospital, Series 2002, Insured: AMBAC: 5.500% 11/15/14	1,720,000	1,836,547
5.500% 11/15/15	1,995,000	2,113,044
5.500% 11/15/16	1,980,000	2,077,198
FL Tampa Health Systems
Catholic Health East, Series 1998 A-1, Insured: NPFGC: 5.500% 11/15/13	6,080,000	6,723,446
5.500% 11/15/14	6,000,000	6,680,340
GA DeKalb County Hospital Authority
Dekalb Medical Center, Inc., Series 2010, 6.000% 09/01/30 (d)	5,000,000	5,003,350
KS Wichita Hospital
Series 2001 III, 6.250% 11/15/18	5,000,000	5,210,450
MA Health & Educational Facilities Authority
CareGroup, Inc., Series 2008 E-2: 5.375% 07/01/20	9,720,000	10,193,753
5.375% 07/01/22	13,345,000	13,857,581
MI Saginaw Hospital Finance Authority
Covenant Medical Center, Series 2004 G, 5.125% 07/01/22	10,000,000	9,791,100
NC Albemarle Hospital Authority
Series 2007: 5.250% 10/01/21	3,000,000	2,757,720
5.250% 10/01/27	3,700,000	3,129,756
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center, Series 2007, 5.250% 10/01/23	7,000,000	7,072,520
NY Albany Industrial Development Agency
St. Peter's Hospital, Series 2008 A: 5.250% 11/15/16	1,750,000	1,853,093
5.250% 11/15/17	1,250,000	1,315,088
NY Dormitory Authority
Long Island Jewish Medical Center, Series 2009, 5.250% 05/01/30	4,750,000	4,828,327
Mount Sinai School of Medicine, Series 2009: 5.500% 07/01/26	14,635,000	15,265,329
5.500% 07/01/27	10,675,000	11,070,936

	Par ($)	Value ($)
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester, Series 2005: 5.000% 08/01/14	730,000	781,166
5.000% 08/01/15	545,000	582,752
OH Lorain County Hospital
Catholic Healthcare Partnerships, Series 2001 A: 5.625% 10/01/14	6,135,000	6,460,707
5.625% 10/01/15	3,000,000	3,134,970
5.625% 10/01/16	3,000,000	3,121,080
OH Montgomery County
Catholic Health Initiatives, Series 2008 D, 5.250% 10/01/38 (11/12/13) (b)(c)	8,000,000	8,710,320
PA Higher Educational Facilities Authority
University of Pennsylvania Health Systems, Series 2005 A, Insured: AMBAC 5.000% 08/15/18	250,000	267,523
PA Northampton County General Purpose Authority
St. Luke's Hospital Bethlehem, Series 2008 A: 5.000% 08/15/20	3,480,000	3,562,754
5.125% 08/15/21	3,715,000	3,768,607
5.250% 08/15/22	1,965,000	2,003,200
TX Amarillo Health Facilities Corp.
Baptist St. Anthony's Hospital Corp., Series 1998, Insured: AGMC 5.500% 01/01/14	1,000,000	1,084,760
TX Harris County Health Facilities Development Corp.
Memorial Hospital Systems, Series 1997 A, Insured: NPFGC 6.000% 06/01/13	2,170,000	2,395,745
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources, Series 2007 A, 5.000% 02/15/21	5,000,000	5,195,000
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc., Series 2003, 5.250% 09/01/18	1,500,000	1,625,085

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
WI Health & Educational Facilities Authority
Wheaton Franciscan Healthcare, Series 2006, 5.125% 08/15/23	13,065,000	12,654,106
Hospitals Total		204,786,214
Nursing Homes – 0.2%
IA Finance Authority Health Facilities
Development Care Initiatives, Series 2006 A: 5.250% 07/01/18	2,695,000	2,391,570
5.500% 07/01/21	1,530,000	1,312,694
MN Eveleth Health Care
Series 2007, 5.000% 10/01/17	1,000,000	895,320
MO St. Louis County Industrial Development Authority
Ranken Jordan, Series 2007, 5.000% 11/15/27	1,350,000	1,120,203
Nursing Homes Total		5,719,787
Health Care Total		260,588,518
Housing – 0.7%
Assisted Living/Senior – 0.2%
AZ Maricopa County Industrial Development Authority Health Facilities
Series 1999 A, Guarantor: GNMA 6.300% 09/20/38	3,715,000	3,792,718
Assisted Living/Senior Total		3,792,718
Multi-Family – 0.3%
FL Capital Trust Agency
Atlantic Housing Foundation, Series 2008 B, 2.050% 07/15/32 (e)	1,910,000	806,402
FL Collier County Finance Authority
Goodlette Arms, Series 2002 A-1, LIQ FAC: FNMA 4.900% 02/15/32	3,250,000	3,410,452
LA Housing Finance Agency
Series 2006 A, Insured: FHA 4.750% 12/01/31	1,435,000	1,402,727
NC Medical Care Commission
ARC/HDS Alamance Housing Corp., Series 2004 A, 5.500% 10/01/24	1,575,000	1,568,716
Multi-Family Total		7,188,297

	Par ($)	Value ($)
Single-Family – 0.2%
CA Department of Veteran Affairs
Series 2006, 4.500% 12/01/23	5,000,000	4,935,300
Single-Family Total		4,935,300
Housing Total		15,916,315
Industrials – 1.8%
Forest Products & Paper – 0.8%
FL Bay County Pollution Control
International Paper Co., Series 1998 A, 5.100% 09/01/12	2,375,000	2,534,861
FL Escambia County Pollution Control
International Paper Co., Series 2003 A, 4.700% 04/01/15	500,000	515,925
LA Morehouse Parish Pollution Control
International Paper Co., Series 2001 A, 5.250% 11/15/13	8,525,000	9,230,444
MS Warren County Environmental Improvement
International Paper Co., Series 2000 A, AMT, 6.700% 08/01/18	2,600,000	2,628,912
TX Gulf Coast Waste Disposal Authority
International Paper Co., Series 2002 A, AMT, 6.100% 08/01/24	5,750,000	5,752,702
Forest Products & Paper Total		20,662,844
Oil & Gas – 1.0%
CA Southern California Public Power Authority
Series 2007, 5.250% 11/01/22	2,500,000	2,522,825
TX Harris County Industrial Development Corp.
Deer Park Refining LP, Series 2008, 4.700% 05/01/18	12,000,000	11,968,320
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A, 5.000% 12/15/12	5,500,000	5,797,275
TX SA Energy Acquisition Public Facility Corp.
Series 2007, 5.250% 08/01/16	4,450,000	4,714,330
Oil & Gas Total		25,002,750
Industrials Total		45,665,594

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 11.1%
Other – 0.2%
LA New Orleans Aviation Board
Series 2009 A, 6.000% 01/01/25	4,250,000	4,433,260
Other Total		4,433,260
Pool/Bond Bank – 3.1%
FL Gulf Breeze
Series 1985 C, Insured: FGIC 5.000% 12/01/15	1,000,000	1,002,710
FL Municipal Loan Council
Series 2005 A, Insured: NPFGC 5.000% 02/01/19	1,015,000	1,069,485
KS Development Finance Authority
Water Pollution Control Revolving Fund, Series 2001 II, 5.500% 05/01/14	1,000,000	1,156,270
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/19	2,500,000	3,114,525
Series 2004 A, 5.250% 08/01/17	2,920,000	3,431,321
Series 2009, 5.000% 08/01/24	11,530,000	12,923,170
MO Environmental Improvement & Energy Resources Authority
Series 2004 B, 5.250% 01/01/18	7,470,000	8,832,379
NY Dormitory Authority
Series 2002 A, Insured: NPFGC 5.250% 10/01/12	2,420,000	2,654,353
PA Delaware Valley Regional Financing Authority
Local Government: Series 1997 B, Insured: AMBAC 5.600% 07/01/17	2,000,000	2,193,720
Series 2002: 5.500% 07/01/12	8,000,000	8,645,520
5.750% 07/01/17	2,000,000	2,218,800
PA Finance Authority
Penn Hills, Series 2000 A, Insured: FGIC 5.500% 12/01/22	835,000	837,881
VA Public School Authority
Series 2005 B, 5.250% 08/01/16	13,995,000	16,406,618

	Par ($)	Value ($)
Series 2005, 5.000% 08/01/16	6,285,000	7,160,186
VA Resources Authority
Series 2007, 5.000% 10/01/17	3,760,000	4,368,556
Pool/Bond Bank Total		76,015,494
Refunded/Escrowed (f) – 7.1%
AL Birmingham Waterworks & Sewer Board
Series 2002 B, Pre-refunded 01/01/13, Insured: NPFGC 5.000% 01/01/37	15,000,000	16,555,500
AZ School Facilities Board
Certificates of Participation, Series 2003 A, Pre-refunded 03/01/13, Insured: NPFGC 5.250% 09/01/14	10,000,000	11,166,600
CA San Joaquin Hills Transportation Corridor Agency
Series 1993, Escrowed to Maturity, (g) 01/01/25	22,405,000	12,229,545
CO Douglas County School District No. RE-1
Series 2001, Pre-refunded 12/15/11, Insured: NPFGC 5.250% 12/15/13	7,385,000	7,941,312
CO Northwest Parkway Public Highway Authority
Series 2001 C, Pre-refunded 06/15/16, Insured: AMBAC (h) 06/15/21 (5.700% 06/15/11)	4,000,000	4,402,920
FL Orange County Health Facilities Authority
Orlando Regional Health Care System, Series 1996 A, Escrowed to Maturity, Insured: NPFGC 6.250% 10/01/16	4,705,000	5,676,677
FL Orlando Utilities Commission Water & Electric
Series 1989 D, Escrowed to Maturity, 6.750% 10/01/17	1,800,000	2,142,684
FL South Broward Hospital District
Series 2002, Pre-refunded 05/01/12, 5.600% 05/01/27	4,000,000	4,398,920

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Chicago Housing Authority
Capital Program, Series 2001: Escrowed to Maturity, 5.250% 07/01/12	5,975,000	6,546,987
Pre-refunded 07/01/12, 5.375% 07/01/13	5,000,000	5,492,100
IL Chicago
Series 2004 A, Pre-refunded 01/01/14, Insured: AGMC 5.250% 01/01/17	830,000	942,930
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002, Escrowed to Maturity, Insured: FGIC (g) 01/01/17	600,000	489,990
IL State
Series 2002, Pre-refunded 12/01/12, Insured: AGMC 5.375% 12/01/13	10,000,000	11,120,300
IN Toll Road Commission
Series 1980, Escrowed to Maturity, 9.000% 01/01/15	2,240,000	2,682,422
KS Labette County Single Family Mortgage
Capital Accumulator Bonds, Series 1998 A, Escrowed to Maturity, (g) 12/01/14	2,175,000	1,978,619
MI Detroit Sewage Disposal Revenue
Series 2003 A, Pre-refunded 07/01/13, Insured: AGMC 5.000% 07/01/14	7,180,000	8,047,344
NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	4,000,000	4,674,920
NV Clark County School District
Series 2003 D, Pre-refunded 12/15/13, Insured: NPFGC 5.000% 06/15/16	10,760,000	12,126,305
NY Metropolitan Transportation Authority
Series 1993 O, Escrowed to Maturity, 5.500% 07/01/17	3,000,000	3,544,080

	Par ($)	Value ($)
OH Water Development Authority
Water Pollution Control, Series 2002, Pre-refunded 06/01/12, 5.250% 06/01/18	5,535,000	6,046,268
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: NPFGC (g) 09/01/21	2,210,000	1,445,053
TX Harris County
Series 2001, Pre-refunded 10/01/11, 5.000% 10/01/12	6,740,000	7,156,532
TX Houston Area Water Corp.
Series 2002, Pre-refunded 03/01/12, Insured: FGIC 5.500% 03/01/18	3,000,000	3,254,520
TX Lower Colorado River Authority
Junior Lien, Series 1993 5th, Escrowed to Maturity, 5.375% 01/01/16	2,100,000	2,443,749
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential, Series 1996 B, Escrowed to Maturity, Insured: NPFGC 5.500% 06/01/16	10,000,000	11,399,000
TX Northside Independent School District
Series 2002 A, Pre-refunded 02/15/12, Guarantor: PSFG 5.250% 02/15/20	2,485,000	2,685,241
TX University of Texas
Series 2006 D, Pre-refunded 02/15/17, 5.000% 08/15/18	8,455,000	9,650,114
WI Badger Tobacco Asset Securitization Corp.
Series 2002, Pre-refunded 06/01/12, 6.000% 06/01/17	5,000,000	5,515,900
WV Hospital Finance Authority
Charleston Area Medical Center, Series 1993 A, Escrowed to Maturity, 6.500% 09/01/23	3,980,000	5,075,814
Refunded/Escrowed Total		176,832,346

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tobacco – 0.7%
AR Development Finance Authority
Tobacco Settlement, Series 2006, Insured: AMBAC: (g) 07/01/21	1,400,000	902,482
(g) 07/01/23	1,000,000	579,950
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A: 4.500% 06/01/23	2,540,000	2,426,056
4.625% 06/01/26	6,560,000	5,582,822
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2, 5.125% 06/01/24	8,735,000	8,038,034
Tobacco Total		17,529,344
Other Total		274,810,444
Other Revenue – 0.4%
Recreation – 0.4%
FL Board of Education
Series 2002 A, Insured: FGIC: 5.250% 07/01/18	2,675,000	2,888,385
5.375% 07/01/17	1,450,000	1,569,495
FL Seminole Indian Tribe
Series 2007 A, 5.750% 10/01/22 (i)	2,000,000	1,965,120
OK Chickasaw Nation Health Systems
Series 2007, 5.375% 12/01/17 (i)	3,750,000	3,994,462
Recreation Total		10,417,462
Other Revenue Total		10,417,462
Resource Recovery – 0.3%
Resource Recovery – 0.3%
NY Niagara County Industrial Development Agency
Series 2001 B, AMT, 5.550% 11/15/24 (11/15/13) (b)(c)	8,000,000	8,250,000
Resource Recovery Total		8,250,000
Resource Recovery Total		8,250,000
Tax-Backed – 45.4%
Local Appropriated – 2.8%
CA Orange County Public Financing Authority
Series 2005, Insured: NPFGC 5.000% 07/01/16	10,000,000	11,003,000

	Par ($)	Value ($)
CA San Bernardino County
Certificates of Participation, Series 2002 A, Insured: NPFGC 5.000% 07/01/15	1,000,000	1,070,810
FL Broward County School Board
Certificates of Participation, Series 2006, Insured: AGMC 5.000% 07/01/14	1,580,000	1,739,375
FL Flagler County School Board
Certificates of Participation, Series 2005 A, Insured: AGMC 5.000% 08/01/18	2,320,000	2,453,562
FL Hillsborough County School Board
Certificates of Participation, Series 1998 A, Insured: NPFGC 5.500% 07/01/14	2,000,000	2,251,300
FL Lake County School Board
Certificates of Participation, Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,500,000	1,626,570
FL Miami-Dade County Public Facilities
Series 2005 B, Insured: NPFGC 5.000% 06/01/19	2,000,000	2,045,480
FL Orange County School Board
Certificates of Participation, Series 2005 A, Insured: NPFGC 5.000% 08/01/18	1,000,000	1,062,960
NC Charlotte
Certificates of Participation, Series 2003 A, 5.000% 06/01/28	11,890,000	12,280,468
NC Iredell County
Certificates of Participation, Series 2008, Insured: AGMC 5.250% 06/01/17	1,710,000	1,963,336
SC Berkeley County School District
Series 2003: 5.000% 12/01/28	7,205,000	7,263,433
5.250% 12/01/18	1,000,000	1,049,520
SC Charleston Educational Excellence Financing Corp.
Charleston County School District, Series 2005, 5.250% 12/01/24	10,000,000	10,518,600

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
SC Dorchester County School District No. 2
Series 2004, 5.250% 12/01/17	2,000,000	2,156,720
SC Greenville County School District
Series 2005, 5.500% 12/01/18	5,000,000	5,720,000
SC Newberry Investing in Children's Education
Series 2005, 5.250% 12/01/19	1,500,000	1,546,005
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College, Series 1996, Insured: AMBAC 6.000% 12/01/16	3,800,000	4,247,336
Local Appropriated Total		69,998,475
Local General Obligations – 10.3%
AK Anchorage
Series 2004 B, Insured: AMBAC 5.250% 12/01/15	5,000,000	5,803,950
AZ Maricopa County Unified High School District No. 210
Series 2003, Insured: NPFGC 5.000% 07/01/15	6,300,000	7,190,379
AZ Tucson
Series 1998, 5.500% 07/01/18	4,760,000	5,616,324
CA Los Angeles Unified School District
Series 2007 A-1, Insured: AGMC 4.500% 07/01/24	4,000,000	4,026,600
Series 2007, Insured: AGMC 5.000% 07/01/20	6,230,000	6,809,452
CA Manteca Unified School District
Series 2006, Insured: NPFGC (g) 08/01/24	5,000,000	2,109,900
CA Monrovia Unified School District
Series 2005, Insured: NPFGC 5.250% 08/01/21	5,600,000	6,217,120
CA Oakland Unified School District
Series 2009, 6.125% 08/01/29	8,000,000	8,411,280
CA San Mateo County Community College
Series 2006 A, Insured: NPFGC (g) 09/01/20	9,310,000	5,781,417

	Par ($)	Value ($)
CA Union Elementary School District
Series 1999 A, Insured: NPFGC (g) 09/01/20	1,000,000	607,960
CA West Contra Costa Unified School District
Series 2005, Insured: NPFGC (g) 08/01/20	7,285,000	4,214,810
CO Adams County School District No. 12
Series 1995 A, Insured: NPFGC (g) 12/15/12	1,300,000	1,254,201
CO Jefferson County School District R-001
Series 1997 1, Insured: NPFGC 6.500% 12/15/11	10,000,000	10,934,600
FL Reedy Creek Improvement District
Series 2004 A, Insured: NPFGC 5.000% 06/01/17	1,000,000	1,041,770
IL Chicago Board of Education
Series 1996, Insured: NPFGC 6.250% 12/01/12	2,100,000	2,355,885
Series 2005 A, Insured: AMBAC 5.500% 12/01/22	5,000,000	5,589,700
IL Chicago
Series 1999, Insured: FGIC 5.250% 01/01/18	7,540,000	8,599,973
Series 2004 A, Insured: AGMC 5.250% 01/01/17	170,000	188,304
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002, Insured: NPFGC (g) 01/01/17	3,050,000	2,343,498
KS Leavenworth County Unified School District No. 464
Series 2005 A, Insured: NPFGC 5.000% 09/01/19	1,030,000	1,094,406
MI Detroit City School District
Series 2002 A, Insured: FGIC 6.000% 05/01/19	2,000,000	2,254,780
Series 2003 B, Insured: FGIC 5.250% 05/01/14	6,335,000	6,757,164

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
ND West Fargo Public School District No. 6
Series 2002, Insured: NPFGC 5.250% 05/01/17	3,600,000	3,745,260
NH Manchester
Series 2004, Insured: NPFGC 5.500% 06/01/19	4,450,000	5,382,052
NV Clark County
Series 2009, 5.000% 12/01/28	10,740,000	11,179,481
NY New York City
Series 2002 D, 5.625% 06/01/14	2,500,000	2,718,425
Series 2002 G, Insured: NPFGC 5.625% 08/01/13	2,500,000	2,733,500
Series 2005 D, 5.000% 08/01/13	4,000,000	4,453,680
Series 2005, 5.000% 08/01/20	10,000,000	10,803,100
Series 2007 D-1, 5.000% 12/01/21	5,900,000	6,444,747
Series 2008 B-1, 5.250% 09/01/22	7,200,000	8,001,000
OH Cleveland
Series 2005, Insured: AMBAC 5.500% 10/01/16	7,710,000	8,986,776
OH Marion City School District
Series 2000, Insured: AGMC 6.500% 12/01/14	500,000	603,750
OH Mason City School District
Series 2005, Insured: NPFGC 5.250% 12/01/19	2,250,000	2,627,730
OR Yamhill County School District No. 29J Newberg
Series 2005, Insured: FGIC 5.500% 06/15/17	2,500,000	2,914,900
PA Westmoreland County
Series 1997, Insured: NPFGC (g) 12/01/18	1,000,000	690,500
TN Blount County Public Building Authority
Local Government Public Improvement, Series 2004 B-5-A, Insured: FGIC 5.000% 06/01/16	1,075,000	1,134,007

	Par ($)	Value ($)
TN Chattanooga
Series 2005 A, Insured: AGMC 5.000% 09/01/14	4,150,000	4,751,086
TN Hamilton County
Series 1998 B, 5.100% 08/01/24	500,000	576,760
TN Lawrenceburg Public Building Authority
Series 2001 B, Insured: AGMC 5.500% 07/01/16	1,330,000	1,400,197
TN Overton County
Series 2004, Insured: NPFGC 5.000% 04/01/16	1,000,000	1,092,580
TX Aldine Independent School District
Series 2005, Guarantor: PSFG 5.250% 02/15/15	1,655,000	1,867,535
TX Barbers Hill Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/22	1,030,000	1,106,313
TX Brownsville Independent School District
Series 2005, Guarantor: PSFG 5.000% 08/15/15	1,000,000	1,154,950
TX Brownwood Independent School District
Series 2005, Insured: NPFGC 5.250% 02/15/17	1,310,000	1,418,966
TX Conroe Independent School District
Series 2005 C, Guarantor: PSFG 5.000% 02/15/19	1,650,000	1,826,616
TX Corpus Christi
Series 2002, Insured: AGMC 5.500% 09/01/15	1,655,000	1,809,709
TX Dickinson Independent School District
Series 2006, Guarantor: PSFG 5.000% 02/15/20	2,405,000	2,650,142
TX Duncanville Independent School District
Series 2005, Guarantor: PSFG (g) 02/15/22	2,000,000	1,269,500
TX El Paso
Series 2005, Insured: FGIC 5.250% 08/15/14	2,000,000	2,288,860

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Fort Bend Independent School District
Series 2000, Guarantor: PSFG 5.250% 08/15/19	1,000,000	1,012,360
TX Harris County Flood Control District
Series 2006, 4.750% 10/01/29	12,700,000	13,110,718
TX Harris County
Series 1997, 5.125% 08/15/24	13,500,000	15,652,305
TX Houston Independent School District
Series 2007, Guarantor: PSFG 4.500% 02/15/25	5,000,000	5,210,550
TX Houston
Series 2005 D, Insured: AMBAC 5.000% 03/01/17	1,000,000	1,112,550
Series 2005 E, Insured: AMBAC 5.000% 03/01/20	2,525,000	2,762,931
TX Irving
Series 2005 A, 5.000% 11/15/18	2,000,000	2,230,360
TX Katy Independent School District
Series 1992, Guarantor: PSFG (g) 08/15/11	1,775,000	1,758,049
TX La Joya Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/20	1,000,000	1,099,880
TX La Marque Independent School District
Series 2003, Guarantor: PSFG 5.000% 02/15/21	1,740,000	1,900,793
TX Laredo
Series 2005, Insured: AMBAC 5.000% 08/15/20	1,065,000	1,140,178
TX San Antonio Independent School District
Series 2001 B, Guarantor: PSFG (g) 08/15/11	3,500,000	3,466,575
TX San Benito Consolidated Independent School District
Series 2005, Guarantor: PSFG 5.000% 02/15/16	2,260,000	2,542,161

	Par ($)	Value ($)
TX Sherman Independent School District
Series 2005 A, Guarantor: PSFG 5.000% 02/15/16	1,000,000	1,124,850
TX Webb County
Series 2005, Insured: AMBAC 5.000% 02/01/17	1,600,000	1,736,256
TX West University Place
Series 2002, 5.500% 02/01/15	1,440,000	1,544,731
TX White Settlement Independent School District
Series 2003, Guarantor: PSFG 5.375% 08/15/19	1,910,000	2,122,316
TX Williamson County
Series 2005, Insured: NPFGC 5.000% 02/15/16	1,985,000	2,206,288
WA Clark County School District No. 37
Series 2001 C, Insured: FGIC (g) 12/01/16	1,000,000	826,300
Local General Obligations Total		257,395,746
Special Non-Property Tax – 11.1%
CA Economic Recovery
Series 2004 A, Insured: NPFGC 5.000% 07/01/15	5,000,000	5,531,550
Series 2009 A, 5.000% 07/01/20	12,500,000	13,938,500
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A, Insured: AGMC: 5.000% 07/01/17	6,280,000	6,858,639
5.000% 07/01/18	7,700,000	8,400,931
CO Department of Transportation
Series 2002 B, Insured: NPFGC: 5.500% 06/15/14	3,000,000	3,465,060
5.500% 06/15/15	1,000,000	1,172,270
FL Broward County Professional Sports Facilities
Series 2006 A, Insured: AMBAC 5.000% 09/01/18	2,500,000	2,600,650
FL Division Bond Finance Department
Series 1998, Insured: AGMC 6.000% 07/01/13	10,000,000	11,380,900

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Hillsborough County Industrial Development Authority
Series 2002 B, Insured: AMBAC 5.500% 09/01/15	2,335,000	2,545,360
FL Hurricane Catastrophe Fund Finance Corp.
Series 2008 A, 5.000% 07/01/14	15,000,000	16,494,300
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002, Insured: FGIC: 5.375% 10/01/18	3,450,000	3,703,678
5.375% 10/01/19	3,720,000	4,016,112
FL Jacksonville Sales Tax
Series 2001, Insured: FGIC 5.500% 10/01/12	2,000,000	2,201,940
Series 2002, Insured: FGIC 5.375% 10/01/18	1,000,000	1,075,990
Series 2003, Insured: NPFGC 5.250% 10/01/19	1,080,000	1,147,900
FL Miami-Dade County Transit Sales Tax
Series 2006, Insured: SYNC 5.000% 07/01/19	5,040,000	5,346,785
FL Osceola County Tourist Development Tax
Series 2002 A, Insured: FGIC 5.500% 10/01/14	1,555,000	1,672,371
FL Palm Beach County Public Improvement
Series 2004, 5.000% 08/01/17	1,000,000	1,109,010
FL Tampa Sports Authority
Series 1995, Insured: NPFGC: 5.750% 10/01/15	2,500,000	2,639,525
5.750% 10/01/20	1,000,000	1,083,280
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (g) 12/15/17	2,540,000	1,947,367
IL State
Series 2002, Insured: FGIC 5.500% 06/15/15	1,000,000	1,139,870
KS Wyandotte County Unified Government
Series 2005 B: 4.750% 12/01/16	1,020,000	1,061,555
5.000% 12/01/20	7,500,000	7,653,450

	Par ($)	Value ($)
MA State
Series 2005 A, Insured: AGMC 5.500% 06/01/16	13,615,000	15,984,691
MD Department of Transportation
Series 2002, 5.500% 02/01/15	3,750,000	4,385,362
MI Trunk Line
Series 1998 A, 5.500% 11/01/16	2,000,000	2,283,260
Series 2005, Insured: AGMC 5.250% 11/01/17	5,050,000	5,746,496
NJ Economic Development Authority
Series 2004: 5.375% 06/15/15	4,000,000	4,210,720
5.500% 06/15/16	5,500,000	5,785,285
NM Bernalillo County
Series 1998, 5.250% 04/01/27	3,000,000	3,469,470
NM Dona Ana County
Series 1998, Insured: AMBAC 5.500% 06/01/16	750,000	775,230
NV Sparks Tourism Improvement District No. 1
Series 2008 A, 6.500% 06/15/20 (i)	5,000,000	4,834,500
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC: 5.250% 11/15/16	3,000,000	3,435,180
5.250% 11/15/17	4,000,000	4,578,680
NY Nassau County Interim Finance Authority
Series 2003 B, Insured: AMBAC 5.000% 11/15/14	5,720,000	6,401,252
NY New York City Transitional Finance Authority
Series 1998 A, 5.500% 11/15/16	1,330,000	1,471,246
Series 2002 A, 5.500% 11/01/26 (14.000% 11/01/11)(j)	12,300,000	13,095,441
Series 2004 C, 5.250% 02/01/18	3,500,000	3,891,475
Series 2007 C-1, 5.000% 11/01/20	10,300,000	11,530,129
Series 2009 A, 5.000% 05/01/27	10,430,000	11,393,315

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Thruway Authority
Second General Highway & Bridge Trust Fund: Series 2003 A, Insured: NPFGC 5.250% 04/01/12	2,145,000	2,320,440
Series 2005 B, Insured: AMBAC 5.500% 04/01/20	10,840,000	12,757,813
NY Urban Development Corp.
Series 2004 A, Insured: NPFGC 5.500% 03/15/20	29,450,000	34,697,106
PA Pittsburgh & Allegheny County
Series 1999, Insured: AMBAC 5.250% 02/01/12	500,000	503,400
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 L, Insured: CIFG 5.250% 07/01/18	2,000,000	2,196,040
TX Corpus Christi Business & Job Development Corp.
Series 2002, Insured: AMBAC: 5.500% 09/01/14	2,065,000	2,292,129
5.500% 09/01/18	1,250,000	1,373,475
TX Harris County
Series 2004 B, Insured: AGMC 5.000% 08/15/32 (08/15/12) (b)(c)	2,000,000	2,168,080
TX Houston Hotel Occupancy
Series 2001 B, Insured: AMBAC: (g) 09/01/17	2,000,000	1,447,820
5.250% 09/01/19	1,195,000	1,215,112
5.250% 09/01/20	1,265,000	1,283,773
VA Peninsula Town Center Community Development Authority
Series 2007, 6.250% 09/01/24	2,375,000	2,330,754
Special Non-Property Tax Total		276,044,667
Special Property Tax – 1.5%
CT Harbor Point Infrastructure Improvement District
Series 2010 A, 7.000% 04/01/22	7,430,000	7,813,908
FL Oakmont Grove Community Development District
Series 2007 B, 5.250% 05/01/12 (a)	2,000,000	804,340

	Par ($)	Value ($)
FL Parker Road Community Development District
Series 2007 B, 5.350% 05/01/15	2,000,000	1,297,440
FL Six Mile Creek Community Development District
Series 2007: 5.500% 05/01/17	1,865,000	867,113
5.650% 05/01/22	3,000,000	1,316,820
FL Sweetwater Creek Community Development District
Series 2007 B-1, 5.300% 05/01/17	4,445,000	2,965,526
Series 2007 B-2, 5.125% 05/01/13	2,625,000	1,830,045
FL Tolomato Community Development District
Series 2007, 6.450% 05/01/23	7,500,000	6,505,950
FL Viera East Community Development District
Series 2006, Insured: NPFGC 5.750% 05/01/19	1,910,000	2,097,600
FL Waterset North Community Development District
Series 2007 B, 6.550% 11/01/15	10,000,000	6,013,900
FL West Palm Beach Community Redevelopment
Series 2005 A, 5.000% 03/01/25	980,000	980,422
MO Fenton
Tax Increment Revenue, Series 2006, 4.500% 04/01/21	940,000	894,701
NV Las Vegas Redevelopment Agency
Sub Lien-Fremont Street, Series 2003 A, 5.000% 06/15/13	3,685,000	3,896,372
Special Property Tax Total		37,284,137
State Appropriated – 8.1%
AL Public School & College Authority
Series 2009 A, 5.000% 05/01/19	10,000,000	11,248,400
AZ School Facilities Board
Series 2008, 5.500% 09/01/15	7,500,000	8,504,925
AZ State
Series 2010 A, Insured: AGO 5.000% 10/01/18	5,000,000	5,428,700

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Public Works Board
Department of Mental Health, Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	2,000,000	2,069,880
Series 2003 C, 5.500% 06/01/18	1,500,000	1,562,910
Series 2006 F, Insured: FGIC 5.250% 11/01/18	4,000,000	4,279,400
CA Statewide Communities Development Authority
Series 2009, 5.000% 06/15/13	12,500,000	13,610,375
FL Department Management Services Division
Series 2003 A, Insured: AGMC 5.250% 09/01/15	1,515,000	1,719,116
Series 2005 A, Insured: AMBAC 5.000% 09/01/21	3,000,000	3,206,850
MI Building Authority
Series 2003, Insured: AGMC 5.250% 10/15/14	10,000,000	10,809,600
NJ Economic Development Authority
Series 2005 K, Insured: AMBAC: 5.250% 12/15/20	16,810,000	18,833,083
5.500% 12/15/19	2,500,000	2,847,175
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	6,725,000	7,600,998
NJ Transportation Trust Fund Authority
Series 2001 C, Insured: AGMC 5.500% 12/15/18	2,000,000	2,283,500
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	3,260,000	3,727,614
Series 2006 A, Insured: AGMC: 5.250% 12/15/22	4,000,000	4,450,040
5.500% 12/15/21	4,700,000	5,374,074
NY Dormitory Authority
Series 1993 A: 5.250% 05/15/15	5,850,000	6,479,401
Insured: AGMC 5.250% 05/15/15	4,000,000	4,430,360

	Par ($)	Value ($)
Series 1995 A: Insured: AGMC 5.625% 07/01/16	500,000	551,335
Insured: AMBAC 5.625% 07/01/16	1,250,000	1,379,713
Insured: FGIC 5.625% 07/01/16	5,000,000	5,513,350
Series 2005 A: Insured: AMBAC 5.250% 05/15/18	6,000,000	6,666,360
Insured: FGIC: 5.500% 05/15/17	10,000,000	11,416,700
5.500% 05/15/22	6,730,000	7,672,604
Series 2009 A, 5.000% 07/01/24	3,500,000	3,735,795
NY Tollway Authority
Series 2002, 5.500% 04/01/13	4,510,000	4,864,757
NY Urban Development Corp.
Series 2008 B: 5.000% 01/01/19	4,000,000	4,413,960
5.000% 01/01/20	10,460,000	11,410,605
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (b)(c)	4,175,000	4,341,917
UT Building Ownership Authority
Series 1998, Insured: AGMC 5.500% 05/15/14	5,000,000	5,744,550
WI State
Series 2009 A, 5.125% 05/01/23	14,000,000	15,261,540
State Appropriated Total		201,439,587
State General Obligations – 11.6%
CA State
Series 2002, Insured: AMBAC 6.000% 02/01/18	5,000,000	5,852,750
Series 2003, 5.250% 11/01/18	1,000,000	1,060,030
Series 2004, 5.000% 02/01/20	750,000	783,210
Series 2007, 4.500% 08/01/26	11,500,000	11,113,025
Series 2009, 5.250% 10/01/22	25,000,000	26,752,750

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Board of Education
Series 2005 B, 5.000% 01/01/14	17,395,000	19,514,059
Series 2005 C, 5.000% 06/01/13	11,830,000	13,160,047
FL Department of Transportation
Series 2002, 5.250% 07/01/13	7,290,000	7,991,298
FL State
Series 2004 A, 5.000% 07/01/30	1,000,000	1,039,600
HI State
Series 2002 CY, Insured: AGMC 5.500% 02/01/12	10,000,000	10,824,500
Series 2008 DK, 5.000% 05/01/22	10,750,000	11,964,535
MA Bay Transportation Authority
Series 1991 A, Insured: NPFGC 7.000% 03/01/21	5,750,000	7,032,078
MA State
Series 1998 C, 5.250% 08/01/17	1,775,000	2,066,668
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	6,500,000	7,716,410
Series 2003 D, 5.500% 10/01/17	5,000,000	5,910,400
Series 2004 C, Insured: AGMC 5.500% 12/01/16	10,000,000	11,795,100
Series 2006, 5.000% 11/01/25	18,000,000	20,718,900
Series 2007 A, 0.717% 11/01/25 (05/01/10) (b)(c)	10,000,000	8,700,000
Series 2010 A, 0.830% 02/01/14 (05/06/10) (b)(c)	2,000,000	2,007,000
MI State
Series 2001, 5.500% 12/01/15	1,250,000	1,407,325
MS State
Series 2002 A, 5.500% 12/01/14	3,000,000	3,501,000
OH State
Series 2009 C, 5.000% 09/15/17	20,000,000	22,967,400

	Par ($)	Value ($)
PA State
Series 2002, 5.500% 02/01/15	3,000,000	3,499,350
Series 2004: Insured: AGMC 5.375% 07/01/18	12,000,000	14,232,360
Insured: NPFGC 5.375% 07/01/16	10,000,000	11,733,800
Series 2005, 5.000% 01/01/15	5,500,000	6,287,380
PR Commonwealth of Puerto Rico
Series 1997, Insured: NPFGC 6.500% 07/01/15	4,190,000	4,774,337
Series 2001 A, 5.500% 07/01/13	6,395,000	6,934,354
Series 2006 B, 5.250% 07/01/16	5,000,000	5,378,050
WA State
Series 2002, Insured: NPFGC 5.000% 01/01/18	10,000,000	10,603,800
Series 2009, 5.000% 08/01/26	18,270,000	20,040,546
State General Obligations Total		287,362,062
Tax-Backed Total		1,129,524,674
Transportation – 8.4%
Air Transportation – 0.1%
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 1997, 5.350% 09/01/12	3,530,000	3,765,592
Air Transportation Total		3,765,592
Airports – 2.2%
DC District of Columbia Metropolitan WA Airports Authority
Series 2009 C, 5.250% 10/01/25	8,920,000	9,683,552
FL Miami-Dade County
Series 2010 A1, 5.500% 10/01/25	6,000,000	6,406,920
IL Chicago O'Hare International Airport
Series 2005, Insured: NPFGC 5.250% 01/01/17	10,000,000	10,970,100
MA Port Authority
Series 2007 D, Insured: AGMC 5.000% 07/01/17	8,000,000	8,964,640

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MO St. Louis Airport Revenue
Series 2007, Insured: AGMC 5.000% 07/01/21	12,150,000	12,711,209
TX Houston Airport Systems
Sub-Lien, Series 2002, Insured: AGMC 5.000% 07/01/27	5,000,000	5,064,250
Airports Total		53,800,671
Toll Facilities – 4.9%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A, Insured: NPFGC (g) 01/15/12	7,600,000	6,998,004
CO E-470 Public Highway Authority
Series 1997 B, Insured: NPFGC (g) 09/01/12	10,000,000	9,148,300
Series 2000, Insured: NPFGC (g) 09/01/18	1,500,000	938,895
DC District of Columbia Metropolitan Airport Authority Dulles Toll Road
Series 2009, Insured: AGO: (g) 10/01/24	20,980,000	9,463,658
(g) 10/01/25	7,500,000	3,167,025
(g) 10/01/26	5,000,000	1,968,050
GA Road & Tollway Authority
Series 2009 A, 5.000% 06/01/19	10,000,000	11,421,900
IL Toll Highway Authority
Series 2006 A-1, Insured: AGMC 5.000% 01/01/18	2,000,000	2,217,740
KS Turnpike Authority
Series 2002, Insured: AGMC: 5.250% 09/01/15	1,855,000	2,170,832
5.250% 09/01/16	1,230,000	1,444,032
NY Thruway Authority
Second General Highway & Bridge Trust Fund, Series 2007 B, 5.000% 04/01/19	5,000,000	5,577,850
NY Triborough Bridge & Tunnel Authority
Series 2008 B-1, 5.000% 11/15/25 (11/15/13) (b)(c)	21,500,000	24,066,240

	Par ($)	Value ($)
Series 2008 D, 5.000% 11/15/22	10,000,000	10,969,800
OH Turnpike Commission
Series 1998 A, Insured: FGIC 5.500% 02/15/21	2,000,000	2,358,020
TX Harris County
Series 2001, 5.000% 10/01/12	4,250,000	4,496,755
TX North Tollway Authority
First Tier: Series 2008 A, 6.000% 01/01/22	14,000,000	15,424,640
Series 2008 E-3, 5.750% 01/01/38	9,350,000	10,494,347
Toll Facilities Total		122,326,088
Transportation – 1.2%
FL Osceola County Transportation
Series 2004, Insured: NPFGC 5.000% 04/01/18	1,000,000	1,044,210
IL Chicago Transit Authority
Series 2008 A, 5.000% 06/01/16	2,500,000	2,733,250
IN Transportation Finance Authority
Series 2000, 5.750% 12/01/14	2,485,000	2,555,574
KS Department of Transportation
Series 2004 A, 5.500% 03/01/18	11,775,000	14,108,334
NY Metropolitan Transportation Authority
Series 2007 A, Insured: AGMC: 5.000% 11/15/20	5,000,000	5,402,400
5.000% 11/15/21	3,000,000	3,220,470
Transportation Total		29,064,238
Transportation Total		208,956,589
Utilities – 16.5%
Independent Power Producers – 0.3%
CA Sacramento Power Authority
Series 2005, Insured: AMBAC 5.250% 07/01/14	6,680,000	7,141,588
Independent Power Producers Total		7,141,588

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Investor Owned – 2.5%
AR Independence County
Entergy Mississippi, Inc., Series 1999, Insured: AMBAC 4.900% 07/01/22	4,600,000	4,683,720
AZ Maricopa County Pollution Control Corp.
Arizona Public Service Co., Series 2009 D, 6.000% 05/01/29 (05/01/14) (b)(c)	10,000,000	10,522,900
CO Adams County Pollution Control
Public Service Co., Series 2005 A, Insured: NPFGC 4.375% 09/01/17	11,550,000	11,370,051
FL Hillsborough County Industrial Development Authority
Tampa Electric Co., Series 2007 B, 5.150% 09/01/25	2,000,000	2,161,900
IN Finance Authority
Indianapolis Power & Light Co., Series 2009 B, 4.900% 01/01/16	11,000,000	11,796,950
NH Business Finance Authority
Series 2001 C, Insured: NPFGC 5.450% 05/01/21	1,500,000	1,542,705
TX Brazos River Authority
TXU Energy Co., LLC, Series 2003 D, 5.400% 10/01/29	6,100,000	4,543,463
TX Sabine River Authority
TXU Energy Co., LLC, Series 2001 A, 5.500% 05/01/22 (11/01/11) (b)(c)	9,265,000	9,037,266
WV Economic Development Authority
Pollution Control Revenue, Appalachian Power, Series 2008 C, 4.850% 05/01/19 (09/04/13) (b)(c)	6,500,000	6,857,435
Investor Owned Total		62,516,390
Joint Power Authority – 3.5%
FL Municipal Power Agency
Series 2002, Insured: AMBAC 5.500% 10/01/21	1,850,000	1,998,592

	Par ($)	Value ($)
GA Municipal Electric Authority
Series 1998 Y, Insured: AMBAC 6.400% 01/01/13	4,205,000	4,523,949
Series 2010 B, 5.000% 01/01/20	10,000,000	11,005,500
MI Public Power Agency
Series 2002 A, Insured: NPFGC 5.250% 01/01/16	1,000,000	1,112,600
NC Eastern Municipal Power Agency
Series 2008 A, Insured: AGO 5.250% 01/01/19	5,415,000	5,921,519
Series 2009 B, 5.000% 01/01/26	23,000,000	23,866,870
TX Sam Rayburn Municipal Power Agency
Series 2002: 5.500% 10/01/11	8,355,000	8,735,654
6.000% 10/01/16	3,000,000	3,146,820
UT Intermountain Power Agency
Series 2007, 5.000% 07/01/17	15,000,000	16,778,100
WA Energy Northwest Electric
Series 2002 A, Insured: NPFGC 5.500% 07/01/16	4,675,000	5,079,902
WI Sheboygan Pollution Control
Wisconsin Power, Series 2008, Insured: FGIC 5.000% 09/01/15	5,000,000	5,525,850
Joint Power Authority Total		87,695,356
Municipal Electric – 3.1%
CA Department of Water Resources
Series 2002 A: 6.000% 05/01/13	2,000,000	2,218,120
Insured: AMBAC 5.500% 05/01/14	6,000,000	6,578,580
Series 2008 H, 5.000% 05/01/21	12,500,000	13,780,500
FL JEA St. John's River Power Park Systems
Series 1997, Insured: NPFGC 5.000% 10/01/19	1,000,000	1,094,740
FL Kissimmee Utilities Authority Electrical System
Series 2003, Insured: AGMC 5.250% 10/01/15	2,235,000	2,446,722

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Orlando Utilities Commission Utility Systems
Series 2005 B, 5.000% 10/01/24	3,000,000	3,203,820
OH American Municipal Power, Inc.
Series 2008: 5.250% 02/15/20	4,060,000	4,503,839
5.250% 02/15/22	4,810,000	5,257,955
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: NPFGC 6.000% 07/01/12	3,000,000	3,292,440
Series 2002 KK, Insured: AGMC 5.500% 07/01/15	10,000,000	11,237,400
TN Metropolitan Government Nashville & Davidson County
Series 1998 B, 5.500% 05/15/13	3,000,000	3,379,740
TX Austin
Series 2002 A, Insured: AMBAC 5.500% 11/15/13	2,000,000	2,256,980
Series 2002, Insured: AGMC 5.500% 11/15/12	2,410,000	2,668,955
Subordinated Lien, Series 1998, Insured: NPFGC 5.250% 05/15/18	1,100,000	1,231,109
TX San Antonio Electric & Gas
Series 2002, 5.375% 02/01/14	2,500,000	2,849,500
Series 2005, 5.000% 02/01/18	10,000,000	11,048,900
Municipal Electric Total		77,049,300
Water & Sewer – 7.1%
CA Citrus Heights Water District
Series 2000, Insured: FGIC 5.250% 10/01/20	1,800,000	1,810,530
CA Fresno Sewer Revenue
Series 1993 A-1, Insured: AMBAC 5.250% 09/01/19	5,000,000	5,561,700
CA Los Angeles Department of Water & Power
Series 2006 A, Insured: NPFGC 5.000% 07/01/13	10,000,000	11,108,800

	Par ($)	Value ($)
CA Pico Rivera Water Authority
Series 1999 A, Insured: NPFGC 5.500% 05/01/29	3,000,000	3,212,100
FL Brevard County Utilities
Series 2002, Insured: FGIC 5.250% 03/01/14	2,000,000	2,140,340
FL Cocoa Water & Sewer
Series 2003, Insured: AMBAC 5.500% 10/01/19	1,000,000	1,152,770
FL Governmental Utility Authority
Series 2003, Insured: AMBAC 5.000% 10/01/17	1,180,000	1,234,221
FL Hollywood Water & Sewer
Series 2003, Insured: AGMC 5.000% 10/01/17	1,070,000	1,135,987
FL Miami-Dade County Water & Sewer
Series 2008 B, Insured: AGMC 5.250% 10/01/21	20,000,000	22,399,800
FL Miami-Dade County Stormwater
Series 2004, Insured: NPFGC 5.000% 04/01/24	2,445,000	2,505,905
FL Municipal Loan Council
Series 2002 B, Insured: NPFGC 5.375% 08/01/16	1,485,000	1,602,226
FL Tallahassee Consolidated Utility System
Series 2001, Insured: FGIC: 5.500% 10/01/14	1,330,000	1,527,452
5.500% 10/01/17	1,900,000	2,200,808
5.500% 10/01/18	1,000,000	1,161,740
FL Tampa Bay Water Utility Systems
Series 2005, Insured: FGIC 5.500% 10/01/19	1,500,000	1,762,605
GA Atlanta Water & Wastewater
Series 1999 A, Insured: FGIC 5.500% 11/01/18	15,305,000	16,619,546
KY Louisville & Jefferson County Metropolitan Sewer District
Series 2009: 5.000% 05/15/21	7,445,000	8,202,752
5.000% 05/15/22	7,825,000	8,574,713

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Water Resource Authority
Series 1998 B, Insured: AGMC 5.500% 08/01/15	1,000,000	1,175,570
MI Sewage Disposal Revenue
Series 2003 A, Insured: AGMC 5.000% 07/01/14	2,820,000	2,995,348
NY Municipal Water Finance Authority
Series 2002, Insured: AGMC 5.375% 06/15/16	10,000,000	10,838,000
Series 2009 EE, 5.000% 06/15/17	10,000,000	11,482,100
NY New York City Municipal Water Finance Authority
Series 2000 B, 5.125% 06/15/31	7,000,000	7,112,420
OH Hamilton County Sewer System
Series 2005 A, Insured: NPFGC 5.000% 12/01/15	5,535,000	6,333,258
PA Allegheny County
Series 2005 A, Insured: NPFGC 5.000% 12/01/17	265,000	276,252
TX Colorado River Municipal Water
Series 2003, Insured: AMBAC 5.000% 01/01/12	4,030,000	4,283,689
TX Corpus Christi
Series 2005 A, Insured: AMBAC 5.000% 07/15/19	2,000,000	2,149,100
TX Dallas Waterworks & Sewer Systems
Series 2003, Insured: AGMC 5.375% 10/01/12	10,000,000	11,082,500
TX Houston Utility System
Series 2004 A, Insured: FGIC 5.250% 05/15/24	5,000,000	5,354,750
TX Houston Water & Sewer System
Junior Lien, Series 2001 A, Insured: AGMC 5.500% 12/01/17	4,720,000	5,040,582
Series 1991 C, Insured: AMBAC (g) 12/01/11	4,000,000	3,926,040

	Par ($)	Value ($)
TX McKinney
Series 2005, Insured: FGIC 5.250% 08/15/17	1,125,000	1,253,486
TX North Harris County Regional Water Authority
Series 2008, 5.250% 12/15/20	4,415,000	4,906,566
TX Nueces River Authority
Series 2005, Insured: AGMC 5.000% 07/15/15	1,000,000	1,124,930
TX San Antonio
Series 2005, Insured: NPFGC 5.000% 05/15/14	1,000,000	1,128,190
TX Trinity River Authority
Series 2005, Insured: NPFGC: 5.000% 02/01/17	1,000,000	1,096,990
5.000% 02/01/18	1,000,000	1,086,850
Water & Sewer Total		176,560,616
Utilities Total		410,963,250
Total Municipal Bonds (cost of $2,339,055,279)		2,422,185,971
Investment Companies – 1.6%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%) (k)(l)	21,822,040	21,822,040
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.120%)	18,292,352	18,292,352
Total Investment Companies (cost of $40,114,392)		40,114,392
Total Investments – 99.0% (cost of $2,379,169,671) (m)		2,462,300,363
Other Assets & Liabilities, Net – 1.0%		24,089,617
Net Assets – 100.0%		2,486,389,980

Notes to Investment Portfolio:

(a)  The issuer is in default of certain debt covenants. Income is not being accrued. At April 30, 2010, the value of these securities amounted to $5,903,625, which represents 0.2% of net assets.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  Security purchased on a delayed delivery basis.

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

(e)  The issuer is in default of certain debt covenants. Income is being partially accrued. At April 30, 2010, the value of this security amounted to $806,402, which represents less than 0.1% of net assets.

(f)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(g)  Zero coupon bond.

(h)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(i)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, these securities, which are not illiquid except for the following, amounted to $10,794,082, which represents 0.4% of net assets.

Security	Acquisition Date	Par	Cost	Value
FL Seminole Indian Tribe Series 2007 A, 5.750% 10/01/22	09/27/07	$2,000,000	$2,060,759	$1,965,120

(j)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the fund will begin accruing at this rate.

(k)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%)	$15,716,386	$155,779,317	$(149,673,663)	$9,027	$21,822,040

(l)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(m)  Cost for federal income tax purposes is $2,379,169,667.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$2,422,185,971	$—	$2,422,185,971
Total Investment Companies	40,114,392	—	—	40,114,392
Total Investments	$40,114,392	$2,422,185,971	$—	$2,462,300,363

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	45.4
Utilities	16.5
Health Care	10.5
Transportation	8.4
Refunded/Escrowed	7.1
Pool/Bond Bank	3.1
Education	2.3
Industrials	1.8
Tobacco	0.7
Housing	0.7
Other Revenue	0.4
Resource Recovery	0.3
Other	0.2
97.4
Investment Companies	1.6
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

PSFG	Permanent School Fund Guarantee

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.0%
	Par ($)	Value ($)
Education – 19.8%
Education – 17.4%
MA College Building Authority
Series 2004 A, Insured: NPFGC 5.000% 05/01/16	530,000	577,281
MA Development Finance Agency
Boston College, Series 2007 P, 5.000% 07/01/20	3,260,000	3,584,892
Boston University, Series 2009 V-2, 2.875% 10/01/14	3,000,000	3,085,440
Brandeis University, Series 2010 O-2, 5.000% 10/01/24	5,000,000	5,316,350
Clark University, Series 1998, 5.250% 07/01/16	1,445,000	1,449,118
Emerson College, Series 2006: 5.000% 01/01/21	2,500,000	2,584,275
5.000% 01/01/23	1,000,000	1,025,570
Hampshire College, Series 2004, 5.150% 10/01/14	200,000	205,272
Mount Holyoke College: Series 2001, 5.500% 07/01/13	1,355,000	1,432,818
Series 2008, 5.000% 07/01/23	1,285,000	1,398,003
Wheelock College, Series 2007 C, 5.000% 10/01/17	1,190,000	1,197,283
Worcester Polytechnic Institute, Series 2007, Insured: NPFGC 5.000% 09/01/22	1,710,000	1,826,673
MA Health & Educational Facilities Authority
Boston College: Series 2003 N, 5.250% 06/01/15	1,000,000	1,107,490
Series 2008, 5.500% 06/01/24	3,000,000	3,530,640
Harvard University: Series 2000 Z, 5.500% 01/15/11	1,000,000	1,036,620
Series 2001 DD, 5.000% 07/15/35	2,500,000	2,531,425

	Par ($)	Value ($)
Massachusetts Institute of Technology: Series 2002 K: 5.250% 07/01/12	1,000,000	1,098,010
5.375% 07/01/17	2,275,000	2,709,184
5.500% 07/01/22	1,000,000	1,239,410
Series 2004 M, 5.250% 07/01/19	610,000	730,646
Northeastern University: Series 1998 G, Insured: NPFGC 5.500% 10/01/12	1,110,000	1,213,430
Series 2010 A, 5.000% 10/01/13	1,040,000	1,151,332
Simmons College, Series 2008 I, 6.750% 10/01/18	1,365,000	1,507,738
Suffolk University, Series 2009 A, 6.000% 07/01/24	2,100,000	2,260,776
Tufts University: Series 2001 I, 5.500% 02/15/36	2,000,000	2,017,100
Series 2002 J, 5.500% 08/15/16	1,500,000	1,761,660
Series 2008: 5.000% 08/15/14	1,250,000	1,425,450
5.000% 08/15/17	1,145,000	1,318,937
Wellesley College, Series 2003, 5.000% 07/01/15	610,000	677,332
Williams College, Series 2003 H, 5.000% 07/01/16	1,740,000	1,926,354
MA Industrial Finance Agency
Tufts University, Series 1998 H, Insured: NPFGC 5.500% 02/15/13	1,830,000	2,043,122
MA University of Massachusetts Building Authority
Series 2004 1, Insured: AMBAC 5.250% 11/01/12	650,000	712,432
Series 2008, Insured: AGMC 5.000% 05/01/21	1,510,000	1,661,362
Series 2009 1, 5.000% 05/01/23	5,000,000	5,475,000
Education Total		62,818,425

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Prep School – 0.2%
MA Development Finance Agency
Milton Academy, Series 2003 A, 5.000% 09/01/19	500,000	528,405
Prep School Total		528,405
Student Loan – 2.2%
MA Educational Financing Authority
Series 2009 I, 5.125% 01/01/18	4,000,000	4,251,000
Series 2010 A, 5.500% 01/01/22	3,500,000	3,720,920
Student Loan Total		7,971,920
Education Total		71,318,750
Health Care – 8.9%
Continuing Care Retirement – 0.6%
MA Development Finance Agency
First Mortgage Orchard Cove, Series 2007: 5.000% 10/01/17	1,540,000	1,487,240
5.000% 10/01/18	515,000	472,425
Continuing Care Retirement Total		1,959,665
Hospitals – 7.9%
MA Health & Educational Facilities Authority
Baystate Medical Center, Series 2002 F, 5.750% 07/01/13	890,000	950,867
Boston Medical Center, Series 1998 A, Insured: NPFGC 5.250% 07/01/15	2,500,000	2,503,425
Caregroup, Inc.: Series 1998 B-2, Insured: NPFGC 5.375% 02/01/27	1,585,000	1,599,043
Series 2004 D, Insured: NPFGC 5.250% 07/01/22	1,000,000	1,017,870
Series 2008 E-2, 5.375% 07/01/19	4,675,000	4,943,579
Milford Regional Medical Center, Series 2007 E: 5.000% 07/15/17	1,050,000	1,031,247
5.000% 07/15/22	2,500,000	2,265,425
Partners Healthcare Systems, Inc.: Series 2001 C, 5.750% 07/01/21	750,000	785,850

	Par ($)	Value ($)
Series 2003 E, 5.000% 07/01/15	1,140,000	1,223,402
Series 2005 F, 5.000% 07/01/17	2,000,000	2,161,280
Series 2007, 5.000% 07/01/18	2,575,000	2,811,102
Series 2010, 5.000% 07/01/22	5,000,000	5,309,350
UMass Memorial Health Care, Inc., Series 1998 A, Insured: AMBAC 5.250% 07/01/14	2,000,000	2,012,380
Hospitals Total		28,614,820
Intermediate Care Facilities – 0.4%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/20	1,355,000	1,300,922
Intermediate Care Facilities Total		1,300,922
Health Care Total		31,875,407
Housing – 1.1%
Assisted Living/Senior – 0.5%
MA Development Finance Agency
First Mortgage VOA Concord Assisted Living, Inc., Series 2007: 5.000% 11/01/17	810,000	729,931
5.125% 11/01/27	1,500,000	1,165,785
Assisted Living/Senior Total		1,895,716
Single-Family – 0.6%
MA Housing Finance Agency
Series 2009 143, 5.000% 12/01/24	2,000,000	2,083,820
Single-Family Total		2,083,820
Housing Total		3,979,536
Other – 15.9%
Other – 1.5%
MA Boston Housing Authority Capital Program
Series 2008, Insured: AGMC: 5.000% 04/01/20	2,135,000	2,360,990
5.000% 04/01/23	1,865,000	2,018,750
MA Development Finance Agency
Combined Jewish Philanthropies, Series 2002 A, 5.250% 02/01/22	985,000	1,046,740
Other Total		5,426,480

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Pool/Bond Bank – 4.7%
MA Water Pollution Abatement
Series 1999 5, 5.750% 08/01/16	95,000	96,267
Series 2002, 5.000% 08/01/11	1,000,000	1,056,380
Series 2004 A, 5.250% 08/01/15	3,000,000	3,505,800
Series 2005 11, 5.250% 08/01/19	4,465,000	5,301,027
Series 2006, 5.250% 08/01/20	3,000,000	3,576,330
Series 2009, 5.000% 08/01/24	3,100,000	3,474,573
Pool/Bond Bank Total		17,010,377
Refunded/Escrowed (a) – 9.7%
MA Bellingham
Series 2001, Pre-refunded 03/01/11, Insured: AMBAC 5.250% 03/01/13	1,605,000	1,686,646
MA College Building Authority
Series 1999 A, Escrowed to Maturity, Insured: NPFGC (b) 05/01/28	4,000,000	1,859,640
MA Consolidated Loan
Series 2001 C, Pre-refunded 12/01/11, 5.375% 12/01/18	3,000,000	3,219,330
MA Development Finance Agency
Belmont Hill School, Series 1998, Pre-refunded 09/01/11, 5.000% 09/01/31	1,000,000	1,068,090
MA College of Pharmacy & Allied Health Sciences
Series 2003 C, Pre-refunded 07/01/13, 6.375% 07/01/23	1,000,000	1,170,760
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	570,000	623,643
MA Health & Educational Facilities Authority
Simmons College, Series 2003 F, Pre-refunded 10/01/13, Insured: FGIC: 5.000% 10/01/15	1,015,000	1,144,199
5.000% 10/01/17	510,000	574,918

	Par ($)	Value ($)
University of Massachusetts: Series 2000 A, Pre-refunded 10/01/10, Insured: FGIC: 5.875% 10/01/29	1,000,000	1,033,340
Series 2002 C, Pre-refunded 10/01/12, Insured: NPFGC 5.250% 10/01/13	1,475,000	1,627,087
MA Plymouth
Series 2000, Pre-refunded 10/15/10, Insured: NPFGC 5.000% 10/15/18	1,725,000	1,779,337
MA Port Authority
Series 1973, Escrowed to Maturity, 5.625% 07/01/12	275,000	293,125
MA Route 3 North Transit Improvement Association
Series 2000, Pre-refunded 06/15/10, Insured: NPFGC: 5.750% 06/15/14	2,000,000	2,013,680
5.750% 06/15/15	2,000,000	2,013,680
MA Sandwich
Series 2000, Pre-refunded 08/15/10, 5.750% 08/15/11	1,050,000	1,077,248
MA Special Obligation
Consolidated Loan, Series 2002 A, Pre-refunded 06/01/12, Insured: FGIC 5.375% 06/01/19	1,125,000	1,227,825
MA Springfield
Municipal Purpose Loan, Series 2003, Pre-refunded 01/15/13, Insured: NPFGC 5.250% 01/15/15	1,500,000	1,664,655
MA State
Series 2002 E, Pre-refunded 01/01/13, Insured: AGMC 5.250% 01/01/18	4,000,000	4,420,920
Series 2004 B, Pre-refunded 08/01/14, 5.000% 08/01/22	2,000,000	2,279,320

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/13	160,000	170,162
MA University of Massachusetts Building Authority
Series 2003 1, Pre-refunded 11/01/13, Insured: AMBAC 5.250% 11/01/15	2,000,000	2,277,040
MA Water Pollution Abatement
Series 1993 A, Escrowed to Maturity, 5.450% 02/01/13	610,000	645,392
Series 2001 7, Pre-refunded 08/01/11, 5.250% 02/01/13	250,000	264,518
MA Water Resources Authority
Series 1993 C, Escrowed to Maturity, 6.000% 12/01/11	835,000	877,719
Refunded/Escrowed Total		35,012,274
Other Total		57,449,131
Tax-Backed – 37.2%
Local Appropriated – 1.5%
MA Boston Special Obligation
Boston Medical Center, Series 2002 , Insured: NPFGC 5.000% 08/01/14	5,000,000	5,311,550
Local Appropriated Total		5,311,550
Local General Obligations – 8.6%
MA Boston
Metropolitan District, Series 2002 A, 5.250% 12/01/14	2,010,000	2,214,919
Series 2002 B, Insured: FGIC 5.000% 02/01/12	6,000,000	6,453,660
Series 2004 A, 5.000% 01/01/14	1,000,000	1,128,690
MA Dudley-Charlton Regional School District
Series 1999 A, Insured: NPFGC 5.125% 06/15/14	2,305,000	2,571,158
MA Everett
Series 2000, Insured: NPFGC 6.000% 12/15/11	2,015,000	2,181,822

	Par ($)	Value ($)
MA Falmouth
Series 2002, 5.000% 02/01/11	1,450,000	1,500,678
MA Hopedale
Series 2004, Insured: AMBAC 5.000% 11/15/17	1,000,000	1,085,810
MA Lawrence
Series 2006, Insured: AGMC 5.000% 02/01/18	1,500,000	1,708,620
MA Lowell
Series 2002, Insured: AMBAC 5.000% 02/01/13	1,215,000	1,300,585
MA Pioneer Valley Regional School District
Series 2002, Insured: AMBAC 5.000% 06/15/12	1,000,000	1,075,400
MA Pittsfield
Series 2002, Insured: NPFGC 5.000% 04/15/11	1,000,000	1,043,000
MA Sandwich
Series 2005, Insured: NPFGC 5.000% 07/15/18	1,575,000	1,751,526
MA Springfield
Series 2007, Insured: AGMC 4.500% 08/01/21	2,000,000	2,108,540
MA Westborough
Series 2003, 5.000% 11/15/16	1,000,000	1,087,590
MA Westfield
Series 2003, Insured: NPFGC 5.000% 09/01/18	500,000	540,060
MA Worcester
Series 2004 A, Insured: NPFGC 5.250% 08/15/13	2,810,000	3,133,684
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A, Insured: AGMC 5.500% 07/01/17	245,000	245,377
Local General Obligations Total		31,131,119

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Special Non-Property Tax – 9.9%
MA Bay Transportation Authority
Series 2000 A: 5.750% 07/01/14	85,000	85,784
5.750% 07/01/18	85,000	85,784
Series 2002 A, 5.000% 07/01/11	1,000,000	1,052,760
Series 2003 A: 5.250% 07/01/11	5,000,000	5,278,350
5.250% 07/01/17	1,000,000	1,166,940
5.250% 07/01/19	625,000	735,875
Series 2004 C, 5.250% 07/01/18	1,000,000	1,172,980
Series 2005 B, Insured: NPFGC 5.500% 07/01/23	2,890,000	3,466,757
Series 2005, 5.000% 07/01/20	2,500,000	2,897,300
Series 2006 A, 5.250% 07/01/22	3,500,000	4,156,110
Series 2008 B, 5.000% 07/01/23	910,000	1,046,254
MA Boston Special Obligation
Convention Center, Series 2002 A, Insured: AMBAC 5.000% 05/01/19	1,500,000	1,590,255
MA School Building Authority
Series 2007 A, Insured: AMBAC: 5.000% 08/15/18	5,000,000	5,651,400
5.000% 08/15/19	2,000,000	2,238,320
MA Special Obligation
Consolidated Loan, Series 1997 A, 5.500% 06/01/13	1,000,000	1,128,480
Series 2004 A, Insured: FGIC 5.250% 01/01/19	750,000	847,380
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB, Insured: AGMC 5.250% 07/01/22	3,000,000	3,263,220
Special Non-Property Tax Total		35,863,949
State Appropriated – 1.1%
MA Development Finance Agency
Visual & Performing Arts Project, Series 2000: 5.750% 08/01/13	1,030,000	1,151,983

	Par ($)	Value ($)
6.000% 08/01/17	540,000	625,779
6.000% 08/01/21	1,750,000	2,036,545
State Appropriated Total		3,814,307
State General Obligations – 16.1%
MA State
Series 2002 C: 5.500% 11/01/15	3,000,000	3,522,180
5.500% 11/01/17	1,500,000	1,774,695
Series 2002 D, Insured: AMBAC 5.500% 08/01/18	3,500,000	4,154,990
Series 2003 D: 5.500% 10/01/17	5,000,000	5,910,400
Insured: AGMC 5.500% 10/01/19	3,500,000	4,179,980
Insured: AMBAC 5.500% 10/01/19	5,000,000	5,971,400
Insured: NPFGC 5.500% 10/01/20	2,500,000	2,993,725
Series 2004 B, 5.250% 08/01/20	3,000,000	3,521,460
Series 2004 C: Insured: AMBAC 5.500% 12/01/24	5,000,000	6,032,500
Insured: NPFGC 5.500% 12/01/19	3,795,000	4,539,996
Series 2006 B, Insured: AGMC 5.250% 09/01/22	4,000,000	4,696,200
Series 2008 A: 5.000% 09/01/15	3,000,000	3,443,280
5.000% 08/01/16	2,000,000	2,295,560
Series 2010 A, 0.830% 02/01/14 (05/06/10) (c)(d)	3,000,000	3,010,500
PR Commonwealth of Puerto Rico
Series 2007 A, 5.500% 07/01/18	1,750,000	1,900,798
State General Obligations Total		57,947,664
Tax-Backed Total		134,068,589
Transportation – 4.7%
Airports – 2.4%
MA Port Authority
Series 2005 C, Insured: AMBAC: 5.000% 07/01/15	1,500,000	1,711,215
5.000% 07/01/22	3,500,000	3,760,995

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2007 D, Insured: AGMC 5.000% 07/01/17	3,000,000	3,361,740
Airports Total		8,833,950
Toll Facilities – 1.0%
MA Turnpike Authority
Metropolitan Highway Systems: Series 1997 A, Insured: NPFGC 5.000% 01/01/37	2,000,000	1,999,980
Series 1999 A, Insured: AMBAC 5.000% 01/01/39	1,500,000	1,502,730
Toll Facilities Total		3,502,710
Transportation – 1.3%
MA Federal Highway Capital Appreciation
Series 1998 A, (b) 06/15/15	4,000,000	3,539,480
MA Woods Hole, Martha's Vineyard & Nantucket Steamship Authority
Series 2004 B, 5.000% 03/01/18	975,000	1,070,920
Transportation Total		4,610,400
Transportation Total		16,947,060
Utilities – 10.4%
Investor Owned – 1.0%
MA Development Finance Agency
Dominion Energy Brayton, Series 2009, 5.750% 12/01/42 (05/01/19) (c)(d)	3,460,000	3,703,203
Investor Owned Total		3,703,203
Joint Power Authority – 0.7%
MA Municipal Wholesale Electric Co.
Series 2001 A, Insured: NPFGC 5.000% 07/01/11	2,500,000	2,604,300
Joint Power Authority Total		2,604,300
Municipal Electric – 1.9%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: NPFGC 6.000% 07/01/12	1,000,000	1,097,480
Series 2002 LL, Insured: NPFGC 5.500% 07/01/17	2,400,000	2,684,952

	Par ($)	Value ($)
Series 2010, 5.250% 07/01/24 (e)	3,000,000	3,174,270
Municipal Electric Total		6,956,702
Water & Sewer – 6.8%
MA Water Resource Authority
Series 1993 C, 6.000% 12/01/11	535,000	564,281
Series 1998 B, Insured: AGMC 5.500% 08/01/15	1,165,000	1,369,539
Series 2002 J, Insured: AGMC: 5.250% 08/01/14	2,870,000	3,299,983
5.250% 08/01/15	3,000,000	3,492,720
5.250% 08/01/18	1,000,000	1,173,740
Series 2005 A, Insured: NPFGC 5.250% 08/01/17	6,000,000	6,979,920
Series 2007 B, Insured: AGMC 5.250% 08/01/23	5,500,000	6,326,485
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Refunding Senior Lien, Series 2008 A, Insured: AGO 5.000% 07/01/16	1,000,000	1,105,020
Water & Sewer Total		24,311,688
Utilities Total		37,575,893
Total Municipal Bonds (cost of $335,774,321)		353,214,366
Investment Companies – 1.5%
	Shares
Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.160%) (f)(g)	2,207,000	2,207,000
Dreyfus Massachusetts Municipal Money Market Fund (7day yield of 0.000%)	3,277,223	3,277,223
Total Investment Companies (cost of $5,484,223)		5,484,223
Total Investments – 99.5% (cost of $341,258,544) (h)		358,698,589
Other Assets & Liabilities, Net – 0.5%		1,681,944
Net Assets – 100.0%		360,380,533

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  Security purchased on a delayed delivery basis.

(f)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Massachusetts Municipal Reserves, G-Trust Shares (7 day yield of 0.160%)	$2,917,706	$24,781,209	$(25,491,915)	$899	$2,207,000

(g)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(h)  Cost for federal income tax purposes is $341,209,864.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$353,214,366	$—	$353,214,366
Total Investment Companies	5,484,223	—	—	5,484,223
Total Investments	$5,484,223	$353,214,366	$—	$358,698,589

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	37.2
Education	19.8
Utilities	10.4
Refunded/Escrowed	9.7
Health Care	8.9
Pool/Bond Bank	4.7
Transportation	4.7
Other	1.5
Housing	1.1
98.0
Investment Companies	1.5
Other Assets & Liabilities, Net	0.5
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.7%
	Par ($)	Value ($)
Education – 5.4%
Education – 4.5%
NJ Educational Facilities Authority
Drew University, Series 2003 A, Insured: FGIC 5.250% 07/01/20	1,000,000	1,115,500
Georgian Court University, Series 2007 D, 5.250% 07/01/27	500,000	504,720
Kean University, Series 2009 A, 4.000% 09/01/15	500,000	531,830
Montclair State University, Series 2009, 5.000% 07/01/19	455,000	496,687
Rowan University, Series 2008 B, Insured: AGO 5.000% 07/01/23	750,000	810,473
Seton Hall University, Series 2001 A, Insured: AMBAC 5.250% 07/01/16	200,000	208,574
Education Total		3,667,784
Student Loan – 0.9%
NJ Higher Education Assistance Authority
Series 2010 1-A, 4.300% 12/01/18	680,000	701,066
Student Loan Total		701,066
Education Total		4,368,850
Health Care – 5.1%
Continuing Care Retirement – 1.2%
NJ Economic Development Authority
Lutheran Social Ministries, Series 2005, 5.100% 06/01/27	675,000	584,584
Marcus L. Ward Home, Series 2004, 5.750% 11/01/24	400,000	400,628
Continuing Care Retirement Total		985,212
Hospitals – 3.9%
NJ Health Care Facilities Financing Authority
Children's Specialized Hospital, Series 2005 A, 5.000% 07/01/18	575,000	578,082

	Par ($)	Value ($)
Hackensack University Medical Center: Series 1998 A, Insured: NPFGC 5.000% 01/01/18	500,000	500,140
Series 2000: 5.700% 01/01/11	500,000	506,580
5.875% 01/01/15	500,000	505,980
South Jersey Hospital, Series 2006, 5.000% 07/01/20	500,000	517,940
St. Joseph's Hospital & Medical Center, Series 2008, 6.000% 07/01/18	500,000	519,205
Hospitals Total		3,127,927
Health Care Total		4,113,139
Housing – 4.7%
Multi-Family – 4.0%
NJ Housing & Mortgage Finance Agency
Multi-Family Housing: Series 2000 B, Insured: AGMC 6.050% 11/01/17	165,000	165,291
Series 2000 E-2, Insured: AGMC 5.750% 11/01/25	135,000	135,379
Series 2009 B, 4.700% 11/01/29	1,000,000	991,180
Series 2009 C, 2.550% 11/01/12	1,000,000	1,002,240
NJ Middlesex County Improvement Authority
Student Housing Urban Renewal, Series 2004 A, 5.000% 08/15/18	500,000	521,515
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	400,000	432,048
Multi-Family Total		3,247,653
Single-Family – 0.7%
NJ Housing & Mortgage Finance Agency
Series 2008, 6.375% 10/01/28	490,000	540,950
Single-Family Total		540,950
Housing Total		3,788,603

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 11.4%
Pool/Bond Bank – 0.6%
NJ Environmental Infrastructure Trust
Series 1998, Insured: FGIC 5.000% 04/01/12	500,000	501,690
Pool/Bond Bank Total		501,690
Refunded/Escrowed (a) – 10.4%
NJ Atlantic County Improvement Authority
Series 1985, Escrowed to Maturity, Insured: NPFGC 7.375% 07/01/10	65,000	65,779
NJ Bayonne Municipal Utilities Authority
Series 1997, Escrowed to Maturity, Insured: NPFGC 5.000% 01/01/12	260,000	271,001
NJ Burlington County Bridge Commissioner
Series 2002, Pre-refunded 08/15/12, 5.250% 08/15/18	1,130,000	1,243,836
NJ Economic Development Authority
School Facilities Construction, Series 2001 A, Pre-refunded 06/15/11, Insured: AMBAC 5.250% 06/15/18	200,000	210,754
NJ Educational Facilities Authority
Rowan University, Series 2000 B, Pre-refunded 07/01/10, Insured: FGIC 5.250% 07/01/19	250,000	252,093
William Paterson University, Series 2000 A, Pre-refunded 07/01/10, Insured: FGIC 5.375% 07/01/21	500,000	504,240
NJ Environmental Infrastructure Trust
Series 2000 A, Pre-refunded 09/01/10, 5.250% 09/01/20	500,000	513,355
NJ Essex County Improvement Authority
Lease Revenue, Series 2000, Pre-refunded 10/01/10, Insured: FGIC 5.250% 10/01/11	500,000	510,235

	Par ($)	Value ($)
NJ Highway Authority
Garden State Parkway, Series 1989, Escrowed to Maturity, 6.000% 01/01/19	1,000,000	1,216,530
NJ Monmouth County Improvement Authority
Series 2000, Pre-refunded 12/01/10, Insured: AMBAC 5.000% 12/01/12	390,000	400,795
NJ Sports & Exposition Authority
Series 2000 C, Escrowed to Maturity, 5.000% 03/01/11	305,000	316,761
NJ State
Certificates of Participation, Series 1998 A, Escrowed to Maturity, Insured: AMBAC 5.000% 06/15/14	500,000	572,175
NJ Tobacco Settlement Financing Corp.
Series 2002, Pre-refunded 06/01/12, 5.375% 06/01/18	1,000,000	1,094,670
NJ Transportation Trust Fund Authority
Transportation Systems, Series 1999 A, Escrowed to Maturity, 5.750% 06/15/15	1,000,000	1,193,990
Refunded/Escrowed Total		8,366,214
Tobacco – 0.4%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A, 4.500% 06/01/23	385,000	367,729
Tobacco Total		367,729
Other Total		9,235,633
Other Revenue – 0.6%
Hotels – 0.6%
NJ Middlesex County Improvement Authority
Heldrich Associates, Series 2005 A, 5.000% 01/01/20	815,000	444,419
Hotels Total		444,419
Other Revenue Total		444,419

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 54.6%
Local Appropriated – 7.3%
NJ Bergen County Improvement Authority
Series 2005, 5.000% 11/15/23	1,000,000	1,182,150
Series 2009 A, 4.000% 08/15/13	750,000	817,140
NJ Camden County Improvement Authority
Series 2006, Insured: AMBAC 4.000% 09/01/21	1,140,000	1,157,636
NJ East Orange Board of Education
Certificates of Participation, Series 1998, Insured: AGMC (b) 02/01/18	1,000,000	685,000
NJ Middlesex County Improvement Authority
Series 2009 A, 4.000% 12/15/18	1,250,000	1,360,700
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: NPFGC 5.500% 08/01/17	250,000	264,080
NJ Monmouth County Improvement Authority
Series 1995, Insured: AGMC 5.450% 07/15/13	305,000	306,061
Series 2000, Insured: AMBAC 5.000% 12/01/12	110,000	112,013
Local Appropriated Total		5,884,780
Local General Obligations – 19.8%
NJ Atlantic City
Series 2008, 5.500% 02/15/18	500,000	568,565
NJ Atlantic County
Series 2009, 5.000% 02/01/18	500,000	572,075
NJ Board of Education
Toms River School District, Series 2007, Insured: NPFGC 4.500% 01/15/20	500,000	541,075
NJ Cherry Hill Township
Series 1999 B, 5.250% 07/15/11	500,000	528,565
NJ Cumberland County Improvement Authority
Series 2009 A, 4.000% 04/15/19	750,000	797,363

	Par ($)	Value ($)
NJ Essex County Improvement Authority
Series 2004, Insured: NPFGC 5.500% 10/01/26	750,000	858,052
NJ Flemington Raritan Regional School District
Series 2000, Insured: FGIC 5.700% 02/01/15	400,000	465,584
NJ Freehold Regional High School District
Series 2001, Insured: FGIC 5.000% 03/01/20	1,205,000	1,387,847
NJ Greenwich Township Board of Education
Series 1998, Insured: AGMC: 5.000% 01/15/13	165,000	165,592
5.000% 01/15/14	250,000	250,898
NJ Manalapan Englishtown Regional Board of Education
Series 2004, Insured: FGIC 5.750% 12/01/20	1,325,000	1,632,360
NJ Mercer County Improvement Authority
Series 1998 B, Insured: FGIC 5.000% 02/15/14	250,000	250,825
NJ Middlesex County
Certificates of Participation, Series 2001, Insured: NPFGC 5.000% 08/01/12	500,000	524,895
NJ Newark Housing Authority
Series 2009, Insured: AGO 4.500% 12/01/18	600,000	636,288
NJ North Brunswick Township Board of Education
Series 2010, 4.000% 07/15/18	1,000,000	1,085,510
NJ Passaic County
Series 2003, Insured: AGMC 5.200% 09/01/16	1,500,000	1,724,340
NJ Scotch Plains-Fanwood School District
Series 2010: 4.000% 07/15/18	250,000	269,855
4.000% 07/15/19	845,000	906,677
NJ Summit
Series 2001, 5.250% 06/01/16	605,000	709,108

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Washington Township Board of Education Mercer County
Series 2005, Insured: AGMC: 5.250% 01/01/26	1,330,000	1,559,518
5.250% 01/01/28	500,000	583,480
Local General Obligations Total		16,018,472
Special Non-Property Tax – 6.0%
IL Dedicated Tax Capital Appreciation
Series 1990, Insured: AMBAC (b) 12/15/17	3,000,000	2,300,040
NJ Economic Development Authority
Series 2004 A, 5.500% 06/15/24	750,000	742,695
Series 2004, Insured: NPFGC: (b) 07/01/21	1,255,000	692,107
5.250% 07/01/17	1,000,000	1,079,780
Special Non-Property Tax Total		4,814,622
Special Property Tax – 0.4%
NJ Economic Development Authority
Series 2007, 5.125% 06/15/27	400,000	361,644
Special Property Tax Total		361,644
State Appropriated – 21.1%
NJ Economic Development Authority
Series 2001 C, Insured: AMBAC 5.500% 06/15/12	500,000	542,700
Series 2005 A, Insured: AGMC 5.000% 03/01/19	2,000,000	2,188,660
Series 2009, 5.250% 12/15/20	1,000,000	1,115,130
NJ Educational Facilities Authority
Series 2001 A, 5.000% 03/01/15	1,855,000	1,918,682
Series 2005 A, Insured: AGMC 5.000% 09/01/14	1,500,000	1,694,160
NJ Health Care Facilities Financing Authority
Series 2005, Insured: AMBAC 5.000% 09/15/13	970,000	1,055,147
NJ Sports & Exposition Authority
Series 2000 C, 5.000% 03/01/11	195,000	201,439

	Par ($)	Value ($)
NJ State
Certificates of Participation: Series 2008 A: 5.000% 06/15/17	715,000	786,157
5.000% 06/15/21	250,000	265,777
Series 2009 A, 5.000% 06/15/17	1,000,000	1,099,520
NJ Transit Corp.
Certificates of Participation, Series 2002 A, Insured: AMBAC 5.500% 09/15/15	1,000,000	1,130,260
NJ Transportation Trust Fund Authority
Series 1999 A, 5.625% 06/15/12	400,000	435,112
Series 2003 A, Insured: AMBAC 5.500% 12/15/15	1,000,000	1,143,440
Series 2005 B, Insured: AMBAC 5.250% 12/15/23	1,000,000	1,104,870
Series 2006 A: 5.250% 12/15/20	1,000,000	1,120,350
5.500% 12/15/21	680,000	773,446
Series 2006 C, Insured: AMBAC (b) 12/15/24	1,000,000	449,750
State Appropriated Total		17,024,600
Tax-Backed Total		44,104,118
Transportation – 7.1%
Ports – 2.8%
NJ South Jersey Port Corp.
Series 2009, 4.000% 01/01/16	1,150,000	1,213,192
NY Port Authority of New York & New Jersey
Series 2009, 4.750% 09/01/26	1,000,000	1,065,280
Ports Total		2,278,472
Toll Facilities – 4.3%
NJ Turnpike Authority
Series 2004 B, Insured: AMBAC (c) 01/01/35 (5.150% 01/01/15)	500,000	400,720
Series 2009 G, 5.000% 01/01/18	800,000	889,160
Series 2009 H, 5.000% 01/01/20	1,000,000	1,098,730

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Delaware River Joint Toll Bridge Commission
Series 2003, 5.250% 07/01/11	1,000,000	1,049,640
Toll Facilities Total		3,438,250
Transportation Total		5,716,722
Utilities – 9.8%
Municipal Electric – 1.0%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	750,000	822,233
Municipal Electric Total		822,233
Water & Sewer – 8.8%
NJ Bergen County Improvement Authority
Series 2008, 5.000% 12/15/26	500,000	552,250
NJ Cape May County Municipal Utilities Sewer Authority
Series 2002 A, Insured: AGMC 5.750% 01/01/16	1,000,000	1,178,290
NJ Essex County Utilities Authority
Series 2009, Insured: AGO 5.000% 04/01/20	1,000,000	1,105,010
NJ Jersey City Municipal Utilities Authority
Series 2007, Insured: FGIC 5.250% 01/01/19	1,000,000	1,031,500
NJ North Hudson Sewerage Authority
Sewer Revenue, Series 2006 A, Insured: NPFGC 5.125% 08/01/17	600,000	633,582
NJ Ocean County Utilities Authority
Wastewater Revenue: Series 2001, 5.250% 01/01/18	1,000,000	1,061,240
Series 2006, Insured: NPFGC 4.000% 01/01/15	990,000	1,085,703
NJ Rahway Valley Sewerage Authority
Series 2005 A, Insured: NPFGC (b) 09/01/25	1,000,000	436,050
Water & Sewer Total		7,083,625
Utilities Total		7,905,858
Total Municipal Bonds (cost of $76,927,688)		79,677,342

Investment Companies – 0.3%
	Shares	Value ($)
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%) (d)(e)	159,685	159,685
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.120%)	104,827	104,827
Total Investment Companies (cost of $264,512)		264,512
Total Investments – 99.0% (cost of $77,192,200) (f)		79,941,854
Other Assets & Liabilities, Net – 1.0%		826,401
Net Assets – 100.0%		80,768,255

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the Fund will begin accruing at this rate.

(d)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%)	$2,087,016	$9,915,793	$(11,843,124)	$653	$159,685

(e)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(f)  Cost for federal income tax purposes is $77,181,583.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$79,677,342	$—	$79,677,342
Total Investment Companies	264,512	—	—	264,512
Total Investments	$264,512	$79,677,342	$—	$79,941,854

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to the Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	54.6
Refunded/Escrowed	10.4
Utilities	9.8
Transportation	7.1
Education	5.4
Health Care	5.1
Housing	4.7
Pool/Bond Bank	0.6
Other Revenue	0.6
Tobacco	0.4
98.7
Investment Companies	0.3
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

NPFGC	National Public Finance Guarantee Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.3%
	Par ($)	Value ($)
Education – 9.8%
Education – 9.8%
NY Dormitory Authority
Barnard College, Series 2007 A, Insured: FGIC 5.000% 07/01/18	1,745,000	1,914,265
Cornell University: Series 2006 A, 5.000% 07/01/21	2,350,000	2,613,670
Series 2009 A, 5.000% 07/01/25	1,000,000	1,109,290
Mount Sinai School of Medicine, Series 1995 B, Insured: NPFGC 5.700% 07/01/11	370,000	373,360
New York University: Series 1998 A, Insured: NPFGC: 5.750% 07/01/20	2,000,000	2,393,520
6.000% 07/01/17	2,475,000	2,933,989
Series 2001 1, Insured: AMBAC 5.500% 07/01/15	1,205,000	1,395,703
Series 2001 2, Insured: AMBAC 5.500% 07/01/21	900,000	941,400
Series 2001 A, Insured: AMBAC 5.750% 07/01/12	5,000,000	5,509,500
St. John's University, Series 2007 C, Insured: NPFGC 5.250% 07/01/22	2,000,000	2,203,400
Teachers College, Series 2009, 5.000% 03/01/24	1,000,000	1,057,730
NY Oneida County Industrial Development Agency
Hamilton College, Series 2007 A, Insured: NPFGC: (a) 07/01/18	1,000,000	765,140
(a) 07/01/20	1,000,000	686,410
NY St. Lawrence County Industrial Development Agency
Series 2009 A, 5.000% 10/01/16	3,000,000	3,362,790

	Par ($)	Value ($)
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute, Series 2002 E, 4.050% 04/01/37 (09/01/11) (b)(c)	3,750,000	3,871,425
Education Total		31,131,592
Education Total		31,131,592
Health Care – 8.9%
Continuing Care Retirement – 0.1%
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	335,000	305,899
Continuing Care Retirement Total		305,899
Hospitals – 7.2%
NY Albany Industrial Development Agency
St. Peter's Hospital: Series 2008 A: 5.250% 11/15/27	1,000,000	969,880
5.750% 11/15/22	500,000	522,990
Series 2008 E, 5.250% 11/15/22	500,000	508,390
NY Dormitory Authority
Long Island Jewish Medical Center: Series 2003, 5.000% 05/01/11	820,000	849,577
Series 2009, 5.250% 05/01/30	4,000,000	4,065,960
Mount Sinai School of Medicine, Series 2009, 5.500% 07/01/27	4,000,000	4,148,360
New York Methodist Hospital, Series 2004, 5.250% 07/01/24	1,000,000	1,004,380
New York University Hospital Center: Series 2006, 5.000% 07/01/20	3,000,000	3,058,680
Series 2007 A, 5.000% 07/01/12	1,000,000	1,036,320
North Shore Long Island Jewish Health Center, Series 2006 A, 5.000% 11/01/19	1,000,000	1,040,610
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29	1,350,000	1,335,514
Presbyterian Hospital, Series 2007, Insured: AGMC 5.250% 08/15/23	250,000	264,195

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
United Health Services Hospitals, Series 2009, Insured: FHA 4.500% 08/01/18	1,000,000	1,063,350
White Plains Hospital, Series 2004, Insured: FHA 4.625% 02/15/18	555,000	584,088
NY Monroe County Industrial Development Agency
Series 2005, 5.000% 08/01/22	700,000	704,767
NY Saratoga County Industrial Development Agency
Saratoga Hospital: Series 2004 A, 5.000% 12/01/13	485,000	517,990
Series 2007 B: 5.000% 12/01/22	500,000	503,745
5.125% 12/01/27	500,000	484,490
Hospitals Total		22,663,286
Nursing Homes – 1.6%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc., Series 2007, 4.875% 01/01/13	345,000	324,545
NY Dormitory Authority
Gurwin Nursing Home, Series 2005 A, Insured: FHA 4.400% 02/15/20	740,000	764,094
NY Rensselaer Municipal Leasing Corp.
Series 2009 A, 5.000% 06/01/19	4,000,000	4,085,720
Nursing Homes Total		5,174,359
Health Care Total		28,143,544
Housing – 1.7%
Multi-Family – 1.3%
NY Dormitory Authority
Gateway-Longview, Inc., Series 2008 A-1, Insured: SONYMA 5.000% 06/01/33	1,700,000	1,768,595
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	2,000,000	2,160,240
Multi-Family Total		3,928,835

	Par ($)	Value ($)
Single-Family – 0.4%
NY Mortgage Agency
Series 2000 96, 5.200% 10/01/14	345,000	347,380
Series 2005 128, 4.350% 10/01/16	1,000,000	1,040,240
Single-Family Total		1,387,620
Housing Total		5,316,455
Other – 19.9%
Other – 0.4%
NY New York City Industrial Development Agency
United Jewish Appeal, Series 2004 A, 5.000% 07/01/27	625,000	651,388
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	500,000	504,845
Other Total		1,156,233
Pool/Bond Bank – 8.1%
NY Dormitory Authority
Series 2008 A, Insured: AGMC 5.000% 10/01/23	3,000,000	3,274,170
Series 2009 C, Insured: AGO 5.000% 10/01/22	3,000,000	3,291,930
NY Environmental Facilities Corp.
Series 1994 2, 5.750% 06/15/12	185,000	203,903
Series 2002 K, 5.000% 06/15/12	6,000,000	6,541,200
Series 2008 B, 5.000% 06/15/21	3,000,000	3,349,680
Series 2009 A, 5.000% 06/15/17	2,000,000	2,296,420
NY Municipal Bond Bank Agency
Series 2003 C, 5.250% 12/01/21	3,330,000	3,556,540
Series 2009 C-1, 5.000% 02/15/18	3,000,000	3,335,310
Pool/Bond Bank Total		25,849,153

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Refunded/Escrowed (d) – 11.4%
NY Dormitory Authority
City University Systems Consolidated 4th Generation, Series 2001 A, Pre-refunded 07/01/11, Insured: FGIC 5.500% 07/01/16	2,280,000	2,414,132
Columbia University, Series 2002 B, Pre-refunded 07/01/12, 5.375% 07/01/15	1,000,000	1,099,330
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: NPFGC (a) 07/01/25	3,750,000	2,062,538
University Dormitory Facilities, Series 2002, Pre-refunded 07/01/12, 5.375% 07/01/19	1,130,000	1,242,243
NY Environmental Facilities Corp.
New York City Municipal Water, Series 1994 A, Escrowed to Maturity, 5.750% 06/15/12	1,815,000	2,004,743
NY Long Island Power Authority
Electric Systems, Series 1998 A, Escrowed to Maturity, Insured: AGMC 5.500% 12/01/13	2,000,000	2,299,440
Series 1998 A, Escrowed to Maturity, Insured: AGMC 5.250% 12/01/14	5,000,000	5,758,350
Series 2003 C, Pre-refunded 09/01/13, 5.500% 09/01/21	1,000,000	1,141,210
NY Metropolitan Transportation Authority
Series 1997 8, Pre-refunded 07/01/13, Insured: AGMC 5.375% 07/01/21	5,000,000	5,674,000
Series 1998 A, Pre-refunded 10/01/15, Insured: FGIC 5.000% 04/01/23	2,000,000	2,326,220

	Par ($)	Value ($)
NY New York City
Series 2003 J, Pre-refunded 06/01/13, 5.500% 06/01/16	1,085,000	1,232,397
NY Thruway Authority
Second General Highway & Bridge, Series 2003 A, Pre-refunded 04/01/13, Insured: NPFGC 5.250% 04/01/17	1,750,000	1,963,448
NY Triborough Bridge & Tunnel Authority
Series 1991 X, Escrowed to Maturity, 6.625% 01/01/12	300,000	319,638
Series 1992 Y, Escrowed to Maturity: 5.500% 01/01/17	2,000,000	2,300,900
6.000% 01/01/12	410,000	434,485
Series 1999 B, Pre-refunded 01/01/22, 5.500% 01/01/30	2,000,000	2,410,260
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: NPFGC (a) 09/01/20	2,210,000	1,514,933
Refunded/Escrowed Total		36,198,267
Other Total		63,203,653
Other Revenue – 2.7%
Recreation – 2.7%
NY Cultural Resources
Museum of Modern Art, Series 2008-1A, 5.000% 04/01/26	4,850,000	5,302,408
NY Industrial Development Agency
Series 2006, Insured: NPFGC 5.000% 03/01/15	1,150,000	1,249,325
YMCA of Greater New York, Series 2006, 5.000% 08/01/26	1,000,000	1,010,080
NY Seneca Nation Indians Capital Improvements Authority
Series 2007 A, 5.250% 12/01/16 (e)	1,000,000	941,590
Recreation Total		8,503,403
Other Revenue Total		8,503,403

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Resource Recovery – 1.2%
Disposal – 1.2%
NY Babylon Industrial Development Agency
Covanta Babylon, Inc., Series 2009 A, 5.000% 01/01/18	3,500,000	3,779,405
Disposal Total		3,779,405
Resource Recovery Total		3,779,405
Tax-Backed – 37.4%
Local Appropriated – 1.2%
NY Dormitory Authority
Court Facilities, Series 2001 2-2, 5.000% 01/15/21	2,500,000	2,693,325
NY Erie County Industrial Development Agency
City School District of Buffalo, Series 2008 A, Insured: AGMC 5.000% 05/01/18	1,000,000	1,117,220
Local Appropriated Total		3,810,545
Local General Obligations – 11.8%
NY Albany County
Series 2006, Insured: SYNC 4.125% 09/15/20	1,000,000	1,056,770
NY City of Yonkers
Series 2005 B, Insured: NPFGC: 5.000% 08/01/21	2,425,000	2,488,753
5.000% 08/01/22	2,545,000	2,592,210
NY Monroe County Public Improvement
Series 1996, Insured: NPFGC 6.000% 03/01/16	1,210,000	1,398,191
NY Monroe County
Series 2009 A, Insured: AGO 5.000% 06/01/14	3,000,000	3,298,740
NY New York City
Series 2003 J, 5.500% 06/01/16	165,000	182,500
Series 2004 B, 5.250% 08/01/15	2,000,000	2,244,380
Series 2004 G, 5.000% 12/01/19	2,430,000	2,660,316
Series 2005 G, 5.250% 08/01/16	500,000	573,255

	Par ($)	Value ($)
Series 2007 C: 4.250% 01/01/27	800,000	804,584
5.000% 01/01/15	4,000,000	4,513,280
Series 2007 D, 5.000% 02/01/24	2,000,000	2,133,060
Series 2007 D-1, 5.000% 12/01/21	2,000,000	2,184,660
Series 2008 I-1, 5.000% 02/01/23	2,000,000	2,158,340
NY Red Hook Central School District
Series 2002, Insured: AGMC 5.125% 06/15/17	890,000	957,987
NY Rensselaer County
Series 1998 A, Insured: AMBAC 5.250% 06/01/11	545,000	573,934
NY Sachem Central School District of Holbrook
Series 2006, Insured: NPFGC 4.250% 10/15/24	1,000,000	1,029,240
NY Somers Central School District
Series 2006, Insured: NPFGC: 4.000% 12/01/21	500,000	510,585
4.000% 12/01/22	500,000	509,315
NY Three Village Central School District
Series 2005, Insured: NPFGC 5.000% 06/01/18	1,000,000	1,163,210
NY Town of Babylon
Series 2004, Insured: AMBAC 5.000% 01/01/13	2,565,000	2,811,035
NY Town of Oyster Bay
Series 2009 A: 5.000% 02/15/15	1,000,000	1,152,610
5.000% 02/15/16	500,000	578,315
Local General Obligations Total		37,575,270
Special Non-Property Tax – 15.9%
NY Dormitory Authority
Series 2005 B, Insured: AMBAC 5.500% 03/15/26	1,000,000	1,194,580
NY Environmental Facilities Corp.
Series 2004 A, Insured: NPFGC 5.000% 12/15/21	2,685,000	2,935,161

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Housing Finance Agency
Series 2008 A, 5.000% 09/15/19	1,400,000	1,578,836
NY Local Government Assistance Corp.
Series 1993 E, 6.000% 04/01/14	3,475,000	3,916,256
Series 2003 A-1, Insured: AGMC 5.000% 04/01/12	5,000,000	5,401,200
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC 5.250% 11/15/18	800,000	916,240
NY Nassau County Interim Finance Authority
Series 2004 I-1H, Insured: AMBAC 5.250% 11/15/15	5,000,000	5,726,200
NY New York City Transitional Finance Authority
Series 2009 A, 5.000% 05/01/27	5,000,000	5,461,800
NY Sales Tax Asset Receivables Corp.
Series 2004 A, Insured: NPFGC 5.000% 10/15/22	4,000,000	4,348,400
NY Thruway Authority
Series 2005 A, Insured: NPFGC 5.000% 04/01/22	500,000	538,165
Series 2005 B, Insured: AMBAC 5.000% 04/01/19	2,500,000	2,758,100
Series 2007, 5.000% 03/15/22	1,000,000	1,104,650
NY Transitional Finance Authority
Series 2003 B, 5.250% 08/01/17	2,000,000	2,225,920
Series 2005 A-1, 5.000% 11/01/19	3,000,000	3,358,020
Series 2006, 5.000% 07/15/11	3,000,000	3,147,930
Series 2007, Insured: FGIC 5.000% 01/15/21	4,300,000	4,636,862
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005 BB, Insured: AGMC 5.250% 07/01/22	1,000,000	1,087,740
Special Non-Property Tax Total		50,336,060

	Par ($)	Value ($)
Special Property Tax – 0.3%
NY Industrial Development Agency
Series 2006, Insured: AMBAC 5.000% 01/01/19	850,000	854,726
Special Property Tax Total		854,726
State Appropriated – 7.4%
NY Dormitory Authority
4201 Schools Program, Series 2000, 6.250% 07/01/20	1,685,000	1,717,386
City University, Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (05/15/12) (b)(c)	1,500,000	1,614,120
Consolidated 2nd Generation, Series 2000 A, Insured: AMBAC 6.125% 07/01/13	1,000,000	1,018,600
Series 1993 A: 5.250% 05/15/15	2,000,000	2,215,180
5.500% 05/15/19	2,500,000	2,860,825
Series 2005 A, Insured: FGIC 5.500% 05/15/21	1,000,000	1,142,710
Series 2009 A, 5.000% 07/01/24	3,000,000	3,202,110
Series 2009, 5.500% 02/15/18	1,000,000	1,139,330
State University, Series 2000 C, Insured: AGMC 5.750% 05/15/17	1,250,000	1,474,713
NY Urban Development Corp.
Series 2008 B, 5.000% 01/01/26	3,125,000	3,280,750
Series 2008, 5.000% 01/01/22	2,000,000	2,151,100
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (b)(c)	1,675,000	1,741,966
State Appropriated Total		23,558,790

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
State General Obligations – 0.8%
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007, 6.250% 07/01/23	2,250,000	2,515,297
State General Obligations Total		2,515,297
Tax-Backed Total		118,650,688
Transportation – 8.7%
Ports – 0.5%
NY Port Authority of New York & New Jersey
Series 2004, Insured: SYNC 5.000% 09/15/28	1,500,000	1,571,655
Ports Total		1,571,655
Toll Facilities – 4.2%
NY Niagara Falls Bridge Commission
Series 1993 A, Insured: AGO 4.000% 10/01/19	2,000,000	2,093,520
NY Thruway Authority
Series 2008 A, 5.000% 04/01/21	1,000,000	1,102,580
Series 2010 A, 5.000% 04/01/23	3,000,000	3,335,760
NY Triborough Bridge & Tunnel Authority
Series 2002, 5.250% 11/15/13	2,015,000	2,286,844
Series 2006 A, 5.000% 11/15/19	2,000,000	2,224,420
Series 2008 A, 5.000% 11/15/21	2,000,000	2,226,900
Toll Facilities Total		13,270,024
Transportation – 4.0%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/24	750,000	826,425
Series 2005 C, 5.000% 11/15/16	750,000	830,640
Series 2006 A, Insured: CIFG 5.000% 11/15/22	2,280,000	2,437,662
Series 2006 B, 5.000% 11/15/16	1,500,000	1,661,280
Series 2007 B, 5.000% 11/15/22	1,500,000	1,584,195
Series 2008 C, 6.250% 11/15/23	3,570,000	4,182,362

	Par ($)	Value ($)
Series 2008, 5.000% 11/15/30 (b)	1,000,000	1,110,550
Transportation Total		12,633,114
Transportation Total		27,474,793
Utilities – 8.0%
Investor Owned – 0.9%
NY Energy Research & Development Authority
Rochester Gas & Electric, Series 2004 A, Insured: NPFGC 4.750% 05/15/32 (07/01/16) (b)(c)	2,650,000	2,748,765
Investor Owned Total		2,748,765
Municipal Electric – 3.4%
NY Long Island Power Authority
Series 2009 A: 5.250% 04/01/21	1,000,000	1,095,720
5.500% 04/01/22	5,000,000	5,535,300
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: NPFGC 6.000% 07/01/12	1,000,000	1,097,480
Series 2010, 5.250% 07/01/24 (f)	3,000,000	3,174,270
Municipal Electric Total		10,902,770
Water & Sewer – 3.7%
NY Municipal Water Finance Authority
Series 2002, Insured: AGMC 5.375% 06/15/16	5,000,000	5,419,000
NY Onondaga County Water Authority
Series 2005 A, Insured: AMBAC: 5.000% 09/15/22	895,000	952,826
5.000% 09/15/23	940,000	1,005,462
NY Rensselaer County Water Service & Sewer Authority
Series 2008: 5.100% 09/01/28	1,155,000	1,206,744
5.100% 09/01/28	1,060,000	1,099,262
NY Western Nassau County Water Authority
Series 2005, Insured: AMBAC 5.000% 05/01/22	1,765,000	1,859,569
Water & Sewer Total		11,542,863
Utilities Total		25,194,398
Total Municipal Bonds (cost of $296,239,879)		311,397,931

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Investment Companies – 0.8%
	Shares	Value ($)
Columbia New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%) (g)(h)	1,419,965	1,419,965
Dreyfus Cash Management Plus, Inc. (7 day yield of 0.120%)	1,238,392	1,238,392
Total Investment Companies (cost of $2,658,357)		2,658,357
Total Investments – 99.1% (cost of $298,898,236) (i)		314,056,288
Other Assets & Liabilities, Net – 0.9%		2,873,876
Net Assets – 100.0%		316,930,164

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at April 30, 2010.

(c)  Parenthetical date represents the next interest rate reset date for the security.

(d)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, this security, which is not illiquid, amounted to $941,590, which represents 0.3% of net assets.

(f)  Security purchased on a delayed delivery basis.

(g)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia New York Tax-Exempt Reserves, Capital Class (7 day yield of 0.170%)	$2,168,911	$26,362,371	$(27,111,317)	$963	$1,419,965

(h)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(i)  Cost for federal income tax purposes is $298,828,016.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$311,397,931	$—	$311,397,931
Total Investment Companies	2,658,357	—	—	2,658,357
Total Investments	$2,658,357	$311,397,931	$—	$314,056,288

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to the Financial Statements.

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	37.4
Refunded/Escrowed	11.4
Education	9.8
Health Care	8.9
Transportation	8.7
Pool/Bond Bank	8.1
Utilities	8.0
Other Revenue	2.7
Housing	1.7
Resource Recovery	1.2
Other	0.4
98.3
Investment Companies	0.8
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

SONYMA	State of New York Mortgage Agency

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds – 98.2%
	Par ($)	Value ($)
Education – 22.0%
Education – 19.6%
RI Economic Development Corp.
Higher Education Facility, University of Rhode Island, Series 1999, Insured: AGMC 5.000% 11/01/19	750,000	755,355
RI Health & Educational Building Corp.
Higher Education Facility: Brown University, Series 2007, 5.000% 09/01/18	1,000,000	1,147,800
Johnson & Wales University: Series 1999, Insured: NPFGC: 5.500% 04/01/15	1,000,000	1,090,110
5.500% 04/01/17	1,000,000	1,080,750
5.500% 04/01/18	1,420,000	1,531,314
Series 2003,
Insured: SYNC 5.250% 04/01/16	1,485,000	1,521,041
Providence College, Series 2003 A, Insured: SYNC 5.000% 11/01/24	2,000,000	2,046,380
Rhode Island School of Design: Series 2003 A, Insured: AMBAC 5.000% 09/15/13	1,040,000	1,152,882
Series 2004 A, Insured: AMBAC 5.250% 09/15/20	1,020,000	1,097,714
Series 2004 D, Insured: SYNC: 5.500% 08/15/16	1,340,000	1,465,303
5.500% 08/15/17	1,345,000	1,454,321
Series 2008 A, 6.500% 09/15/28	3,000,000	3,354,690
Roger Williams University, Series 1998, Insured: AMBAC 5.125% 11/15/14	1,000,000	1,010,100
Series 2009 A, Insured: AGO 4.750% 09/15/24	1,000,000	1,037,500
Education Total		19,745,260

	Par ($)	Value ($)
Prep School – 1.5%
RI Health & Educational Building Corp.
Educational Institution Revenue, Times2 Academy, Series 2004, LOC: Citizens Bank 5.000% 12/15/24	1,500,000	1,519,050
Prep School Total		1,519,050
Student Loan – 0.9%
RI Student Loan Authority
Series 2010 A, 4.600% 12/01/20	885,000	883,575
Student Loan Total		883,575
Education Total		22,147,885
Health Care – 4.2%
Hospitals – 4.2%
RI Health & Educational Building Corp.
Rhode Island Hospital: Series 2002, 6.375% 08/15/21	205,000	211,820
Series 2006, Insured: AGMC 5.000% 05/15/26	2,000,000	2,042,800
Series 2006, Insured: AGO 5.000% 05/15/13	900,000	967,770
Series 2009, Insured: AGO: 6.125% 05/15/27	400,000	442,704
6.250% 05/15/30	500,000	551,890
Hospitals Total		4,216,984
Health Care Total		4,216,984
Housing – 3.6%
Multi-Family – 1.0%
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008, 5.000% 12/01/13	800,000	864,096
RI Housing & Mortgage Finance Corp.
Multi-Family Housing: Series 1995 A, Insured: AMBAC 6.150% 07/01/17	70,000	70,130
Series 1997 A, Insured: AMBAC 5.600% 07/01/10	75,000	75,287
Multi-Family Total		1,009,513

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Single-Family – 2.6%
RI Housing & Mortgage Finance Corp.
Series 2003, 4.450% 04/01/17	2,000,000	2,016,820
RI Providence Housing Authority
Series 2008, 5.000% 09/01/24	565,000	593,425
Single-Family Total		2,610,245
Housing Total		3,619,758
Other – 22.1%
Other – 1.6%
RI Providence Housing Authority
Series 2008: 5.000% 09/01/25	590,000	615,399
5.000% 09/01/26	310,000	321,117
5.000% 09/01/27	690,000	709,824
Other Total		1,646,340
Pool/Bond Bank – 5.1%
RI Clean Water Finance Agency
Water Pollution Control Revenue: Revolving Fund, Pooled Loan Association: Series 2004 A, 4.750% 10/01/23	1,000,000	1,058,940
Series 2006 A, 4.500% 10/01/22	1,000,000	1,072,180
Series 2007 A, 4.750% 10/01/21	1,000,000	1,106,840
Series 2009 A, 5.000% 10/01/25	720,000	808,467
Safe Drinking Water Revolving, Series 2004 A, 5.000% 10/01/18	1,000,000	1,115,720
Pool/Bond Bank Total		5,162,147
Refunded/Escrowed (a) – 14.5%
RI & Providence Plantations
Series 2001 C, Economically Defeased to Maturity, 5.000% 09/01/11	1,250,000	1,324,438
RI Depositors Economic Protection Corp.
Special Obligation: Series 1993 A: Escrowed to Maturity: Insured: AGMC: 5.750% 08/01/14	1,000,000	1,148,600
5.750% 08/01/21	2,165,000	2,657,299
Insured: NPFGC 5.875% 08/01/11	2,500,000	2,639,500

	Par ($)	Value ($)
Pre-refunded 08/01/13, Insured: AGMC 5.750% 08/01/14	2,105,000	2,409,088
Series 1993 B: Escrowed to Maturity, Insured: NPFGC 5.800% 08/01/12	1,000,000	1,107,900
Pre-refunded 02/01/11, Insured: NPFGC 5.250% 08/01/21	250,000	259,135
RI Health & Educational Building Corp.
Higher Education Facility: New England Institute, Series 2007, Pre-refunded 03/01/17, Insured: AMBAC 4.500% 03/01/26	500,000	542,390
University of Rhode Island, Series 2000 B, Pre-refunded 09/15/10, Insured: AMBAC 5.700% 09/15/30	1,000,000	1,030,090
Hospital Financing Lifespan, Series 2002, Pre-refunded 08/15/12, 6.375% 08/15/21	1,295,000	1,441,037
Refunded/Escrowed Total		14,559,477
Tobacco – 0.9%
RI Tobacco Settlement Financing Corp.
Rhode Island Revenue, Asset Backed, Series 2002 A, 6.000% 06/01/23	900,000	908,352
Tobacco Total		908,352
Other Total		22,276,316
Tax-Backed – 32.6%
Local Appropriated – 8.5%
RI Health & Educational Building Corp.
Series 2006 A, Insured: AGMC 5.000% 05/15/23	2,000,000	2,089,220
Series 2007 A, Insured: AGMC 5.000% 05/15/22	2,000,000	2,107,720
Series 2007 C, Insured: AGMC 5.000% 05/15/21	1,500,000	1,592,460

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Providence Public Building Authority
School & Public Facilities Project, Series 1998 A, Insured: AGMC 5.250% 12/15/14	1,000,000	1,013,390
RI Smithfield
Lease Participation Certificates, Wastewater Treatment Facility Loan, Series 2003 A, Insured: NPFGC: 5.000% 11/15/11	810,000	857,806
5.000% 11/15/12	855,000	931,052
Local Appropriated Total		8,591,648
Local General Obligations – 13.7%
RI City of Cranston
Series 2005, Insured: AMBAC 5.000% 07/15/15	2,280,000	2,567,212
Series 2008, Insured: AGMC: 4.750% 07/01/26	900,000	933,885
4.750% 07/01/27	945,000	974,635
RI City of Newport
Series 2010, 5.000% 11/01/19	650,000	751,562
RI Coventry
Series 2002, Insured: AMBAC: 5.000% 06/15/21	750,000	783,255
5.000% 06/15/22	750,000	781,837
RI Health & Educational Building Corp.
Series 2009 A, 5.000% 05/15/25	1,515,000	1,613,111
RI Johnston
Series 2004, Insured: SYNC 5.250% 06/01/19	525,000	540,257
Series 2005, Insured: AGMC: 4.750% 06/01/21	390,000	410,218
4.750% 06/01/22	405,000	423,926
4.750% 06/01/23	425,000	442,663
4.750% 06/01/24	445,000	462,346
4.750% 06/01/25	460,000	475,847
Various Purpose, Series 2004, Insured: SYNC 5.250% 06/01/20	555,000	567,987

	Par ($)	Value ($)
RI Providence
Series 2001 C, Insured: FGIC 5.500% 01/15/13	1,890,000	2,088,904
Local General Obligations Total		13,817,645
Special Non-Property Tax – 2.9%
RI Economic Development Corp.
Series 2000, Insured: RAD 6.125% 07/01/20	1,850,000	1,827,393
RI Convention Center Authority Revenue
Series 2005 A, Insured: AGMC 5.000% 05/15/23	1,005,000	1,044,547
Special Non-Property Tax Total		2,871,940
State Appropriated – 2.1%
RI & Providence Plantations
Series 2005 A, Insured: NPFGC 5.000% 10/01/19	1,200,000	1,271,400
RI Economic Development Corp.
Economic Development Revenue, East Greenwich Free Library Association, Series 2004: 4.500% 06/15/14	245,000	240,813
5.750% 06/15/24	415,000	387,224
RI Health & Educational Building Corp.
Series 2007 B, Insured: AMBAC 4.250% 05/15/19	250,000	258,343
State Appropriated Total		2,157,780
State General Obligations – 5.4%
RI & Providence Plantations
Series 2005 A, Insured: AGMC 5.000% 08/01/17	2,000,000	2,231,680
Series 2006 A, Insured: AGMC 4.500% 08/01/20	2,000,000	2,121,380
Series 2006 C, Insured: NPFGC 5.000% 11/15/18	1,000,000	1,107,210
State General Obligations Total		5,460,270
Tax-Backed Total		32,899,283

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Transportation – 7.8%
Airports – 3.2%
RI Economic Development Corp.
Rhode Island Airport Corp., Series 2008 C, Insured: AGO 5.000% 07/01/17	2,245,000	2,485,282
Series 1998 B, Insured: AGMC 5.000% 07/01/23	685,000	688,898
Airports Total		3,174,180
Transportation – 4.6%
RI Economic Development Corp.
Grant Anticipation Note, Rhode Island Department Transportation, Series 2003 C, Insured: AGMC 5.000% 06/15/14	2,225,000	2,426,051
Series 2009, Insured: AGO 5.250% 06/15/21	2,000,000	2,238,300
Transportation Total		4,664,351
Transportation Total		7,838,531
Utilities – 5.9%
Municipal Electric – 0.2%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: NPFGC 5.250% 07/01/19	215,000	235,707
Municipal Electric Total		235,707
Water & Sewer – 5.7%
RI Kent County Water Authority
Series 2002 A, Insured: NPFGC: 5.000% 07/15/15	750,000	807,675
5.000% 07/15/16	1,265,000	1,362,278
RI Narragansett Bay Commission Wastewater System Revenue
Series 2005 A, Insured: NPFGC 5.000% 08/01/26	2,500,000	2,578,975

	Par ($)	Value ($)
RI Narragansett Bay Commission
Series 2007 A, Insured: NPFGC 5.000% 02/01/32	1,000,000	1,020,010
Water & Sewer Total		5,768,938
Utilities Total		6,004,645
Total Municipal Bonds (cost of $94,898,150)		99,003,402
Investment Companies – 0.7%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%) (b)(c)	221,000	221,000
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.120%)	501,843	501,843
Total Investment Companies (cost of $722,843)		722,843
Total Investments – 98.9% (cost of $95,620,993) (d)		99,726,245
Other Assets & Liabilities, Net – 1.1%		1,129,891
Net Assets – 100.0%		100,856,136

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Investments in affiliates during the six months ended April 30, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.160%)	$948,880	$6,292,705	$(7,020,585)	$374	$221,000

(c)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(d)  Cost for federal income tax purposes is $95,574,099.

The following table summarizes the inputs used, as of April 30, 2010, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Municipal Bonds	$—	$99,003,402	$—	$99,003,402
Total Investment Companies	722,843	—	—	722,843
Total Investments	$722,843	$99,003,402	$—	$99,726,245

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

April 30, 2010 (Unaudited)

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to the Financial Statements.

At April 30, 2010, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source	% of Net Assets
Tax-Backed	32.6
Education	22.0
Refunded/Escrowed	14.5
Transportation	7.8
Utilities	5.9
Pool/Bond Bank	5.1
Health Care	4.2
Housing	3.6
Other	1.6
Tobacco	0.9
98.2
Investment Companies	0.7
Other Assets & Liabilities, Net	1.1
100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

RAD	Radian Asset Assurance, Inc.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds

April 30, 2010 (Unaudited)

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	234,703,071	2,357,347,631	339,051,544
Affiliated investments, at identified cost	1,684,000	21,822,040	2,207,000
Total investments, at identified cost	236,387,071	2,379,169,671	341,258,544
Unaffiliated investments, at value	243,179,236	2,440,478,323	356,491,589
Affiliated investments, at value	1,684,000	21,822,040	2,207,000
Total investments, at value	244,863,236	2,462,300,363	358,698,589
Cash	558	198	575
Receivable for:
Investments sold	—	—	—
Fund shares sold	284,101	3,500,470	1,253,266
Interest	3,192,012	36,042,130	4,616,091
Expense reimbursement due from investment advisor	63,147	—	44,168
Trustees' deferred compensation plan	24,156	125,000	32,394
Prepaid expenses	4,032	55,539	5,833
Other assets	—	—	13,050
Total Assets	248,431,242	2,502,023,700	364,663,966
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,525,280	4,969,900	3,156,600
Fund shares repurchased	81,880	2,168,220	32,870
Distributions	610,355	6,990,802	848,609
Investment advisory fee	95,283	838,273	140,953
Administration fee	13,627	136,912	19,785
Pricing and bookkeeping fees	5,799	25,983	10,069
Transfer agent fee	7,151	76,613	1,132
Trustees' fees	100	214,739	149
Audit fee	22,341	25,703	22,397
Custody fee	3,426	10,953	2,454
Distribution and service fees	9,934	24,947	15,468
Chief compliance officer expenses	5	331	20
Trustees' deferred compensation plan	24,156	125,000	32,394
Other liabilities	3,581	25,344	533
Total Liabilities	3,402,918	15,633,720	4,283,433
Net Assets	245,028,324	2,486,389,980	360,380,533
Net Assets Consist of
Paid-in capital	237,274,929	2,407,657,574	343,083,744
Undistributed net investment income	115,862	1,640,135	59,097
Accumulated net realized gain (loss)	(838,632)	(6,038,421)	(202,353)
Net unrealized appreciation on investments	8,476,165	83,130,692	17,440,045
Net Assets	245,028,324	2,486,389,980	360,380,533

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Assets
Unaffiliated investments, at identified cost	77,032,515	297,478,271	95,399,993
Affiliated investments, at identified cost	159,685	1,419,965	221,000
Total investments, at identified cost	77,192,200	298,898,236	95,620,993
Unaffiliated investments, at value	79,782,169	312,636,323	99,505,245
Affiliated investments, at value	159,685	1,419,965	221,000
Total investments, at value	79,941,854	314,056,288	99,726,245
Cash	669	923	997
Receivable for:
Investments sold	—	2,090,564	—
Fund shares sold	34,010	341,593	89,909
Interest	1,024,783	4,536,768	1,353,425
Expense reimbursement due from investment advisor	42,681	59,398	45,142
Trustees' deferred compensation plan	16,848	23,164	20,905
Prepaid expenses	1,320	10,646	1,737
Other assets	8,367	—	—
Total Assets	81,070,532	321,119,344	101,238,360
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	—	3,156,600	—
Fund shares repurchased	11,916	44,691	2,782
Distributions	195,603	780,898	284,316
Investment advisory fee	31,745	130,072	39,926
Administration fee	4,490	12,461	5,537
Pricing and bookkeeping fees	7,994	6,962	5,724
Transfer agent fee	1,431	871	1,287
Trustees' fees	88	153	150
Audit fee	20,077	20,292	18,594
Custody fee	1,836	2,551	47
Distribution and service fees	5,177	8,762	1,416
Chief compliance officer expenses	4	42	4
Trustees' deferred compensation plan	16,848	23,164	20,905
Other liabilities	5,068	1,661	1,536
Total Liabilities	302,277	4,189,180	382,224
Net Assets	80,768,255	316,930,164	100,856,136
Net Assets Consist of
Paid-in capital	78,131,880	303,503,060	96,686,789
Undistributed net investment income	10,943	117,905	33,747
Accumulated net realized gain (loss)	(124,222)	(1,848,853)	30,348
Net unrealized appreciation on investments	2,749,654	15,158,052	4,105,252
Net Assets	80,768,255	316,930,164	100,856,136

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Tax-Exempt Bond Funds

April 30, 2010 (Unaudited)

	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Class A
Net assets	$11,694,966	$89,525,312	$24,333,565
Shares outstanding	1,084,510	8,627,203	2,267,571
Net asset value per share (a)	$10.78	$10.38	$10.73
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$11.14	$10.73	$11.09
Class B
Net assets	$1,595,593	$4,427,725	$1,092,161
Shares outstanding	147,960	426,682	101,773
Net asset value and offering price per share (a)	$10.78	$10.38	$10.73
Class C
Net assets	$7,910,099	$18,688,525	$9,524,785
Shares outstanding	733,508	1,800,938	887,569
Net asset value and offering price per share (a)	$10.78	$10.38	$10.73
Class T
Net assets	$16,817,347	$10,452,123	$39,692,249
Shares outstanding	1,559,489	1,007,225	3,698,726
Net asset value per share (a)	$10.78	$10.38	$10.73
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$11.32	$10.90	$11.27
Class Z
Net assets	$207,010,319	$2,363,296,295	$285,737,773
Shares outstanding	19,196,435	227,741,305	26,626,497
Net asset value, offering and redemption price per share	$10.78	$10.38	$10.73

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Class A
Net assets	$5,381,975	$10,582,236	$1,641,504
Shares outstanding	527,820	887,747	146,803
Net asset value per share (a)	$10.20	$11.92	$11.18
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.54	$12.32	$11.56
Class B
Net assets	$1,020,987	$1,040,751	$286,332
Shares outstanding	100,131	87,307	25,609
Net asset value and offering price per share (a)	$10.20	$11.92	$11.18
Class C
Net assets	$5,268,871	$8,595,996	$1,553,833
Shares outstanding	516,753	721,126	138,969
Net asset value and offering price per share (a)	$10.20	$11.92	$11.18
Class T
Net assets	$3,597,732	$11,323,197	$8,536,154
Shares outstanding	352,842	949,896	763,447
Net asset value per share (a)	$10.20	$11.92	$11.18
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$10.71	$12.51	$11.74
Class Z
Net assets	$65,498,690	$285,387,984	$88,838,313
Shares outstanding	6,423,758	23,941,155	7,945,334
Net asset value, offering and redemption price per share	$10.20	$11.92	$11.18

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Tax-Exempt Bond Funds

For the Six Months Ended April 30, 2010 (Unaudited)

	($)		($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund		Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Investment Income
Interest	4,774,065		52,694,804	7,161,168
Dividends	—	(a)	6,083	— (a)
Dividends from affiliates	1,656		9,027	899
Total Investment Income	4,775,721		52,709,914	7,162,067
Expenses
Investment advisory fee	580,713		5,091,941	844,565
Administration fee	81,058		832,258	117,887
Distribution fee:
Class B	6,739		15,637	4,209
Class C	29,986		50,418	34,155
Service fee:
Class A	13,848		86,320	23,648
Class B	2,246		4,811	1,403
Class C	9,996		17,593	11,385
Shareholder service fee—Class T	12,594		7,766	29,537
Pricing and bookkeeping fees	43,756		104,090	55,793
Transfer agent fee	18,560		445,291	20,439
Trustees' fees	11,549		79,552	13,019
Custody fee	7,278		32,815	7,671
Registration fees	39,203		35,851	24,432
Reports to shareholders	23,744		55,075	23,847
Chief compliance officer expenses	323		842	347
Other expenses	46,346		155,040	41,660
Total Expenses	927,939		7,015,300	1,253,997
Fees waived or expenses reimbursed by investment advisor	(187,129)		—	(181,924)
Fees waived by distributor—Class C	(13,994)		(32,825)	(15,939)
Expense reductions	—	(a)	(2)	(7)
Net Expenses	726,816		6,982,473	1,056,127
Net Investment Income	4,048,905		45,727,441	6,105,940
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	154,259		4,061,457	410,756
Net change in unrealized appreciation (depreciation) on investments	2,030,866		34,611,505	3,660,121
Net Gain	2,185,125		38,672,962	4,070,877
Net Increase Resulting from Operations	6,234,030		84,400,403	10,176,817

(a)  Rounds to less than $1.

See Accompanying Notes to Financial Statements.

	($)	($)		($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund		Columbia Rhode Island Intermediate Municipal Bond Fund
Investment Income
Interest	1,658,510	6,504,380		2,256,419
Dividends	466	—	(a)	206
Dividends from affiliates	653	963		374
Total Investment Income	1,659,629	6,505,343		2,256,999
Expenses
Investment advisory fee	192,867	763,013		247,659
Administration fee	26,921	106,504		34,569
Distribution fee:
Class B	4,078	4,761		1,058
Class C	18,944	26,373		5,676
Service fee:
Class A	6,557	11,867		2,590
Class B	1,359	1,587		353
Class C	6,315	8,791		1,892
Shareholder service fee—Class T	2,780	8,518		—
Pricing and bookkeeping fees	31,794	50,129		32,182
Transfer agent fee	8,737	22,600		4,982
Trustees' fees	8,517	13,229		9,200
Custody fee	3,915	7,049		3,832
Registration fees	33,248	40,792		37,777
Reports to shareholders	22,945	25,524		22,553
Chief compliance officer expenses	304	356		310
Other expenses	30,165	46,966		36,070
Total Expenses	399,446	1,138,059		440,703
Fees waived or expenses reimbursed by investment advisor	(138,420)	(201,876)		(145,357)
Fees waived by distributor—Class C	(8,840)	(12,307)		(2,649)
Expense reductions	— (a)	—	(a)	— (a)
Net Expenses	252,186	923,876		292,697
Net Investment Income	1,407,443	5,581,467		1,964,302
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	47,986	339,419		210,707
Net change in unrealized appreciation (depreciation) on investments	610,875	3,930,988		241,263
Net Gain	658,861	4,270,407		451,970
Net Increase Resulting from Operations	2,066,304	9,851,874		2,416,272

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Tax-Exempt Bond Funds

Increase (Decrease) in Net Assets	Columbia Connecticut Intermediate Municipal Bond Fund		Columbia Intermediate Municipal Bond Fund		Columbia Massachusetts Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)
Operations
Net investment income	4,048,905	8,055,023	45,727,441	94,255,634	6,105,940	11,845,167
Net realized gain (loss) on investments	154,259	(492,173)	4,061,457	(3,339,214)	410,756	(297,655)
Net change in unrealized appreciation (depreciation) on investments	2,030,866	13,832,643	34,611,505	148,190,263	3,660,121	22,331,983
Net increase resulting from operations	6,234,030	21,395,493	84,400,403	239,106,683	10,176,817	33,879,495
Distributions to Shareholders
From net investment income:
Class A	(174,214)	(450,639)	(1,508,421)	(2,933,217)	(307,195)	(519,720)
Class B	(21,505)	(63,278)	(68,378)	(175,510)	(14,179)	(35,883)
Class C	(109,703)	(204,367)	(289,821)	(530,626)	(130,651)	(182,209)
Class T	(272,280)	(607,460)	(183,503)	(395,429)	(663,386)	(1,342,105)
Class Z	(3,465,752)	(6,716,949)	(43,677,317)	(90,216,298)	(4,985,260)	(9,752,336)
Total distributions to shareholders	(4,043,454)	(8,042,693)	(45,727,440)	(94,251,080)	(6,100,671)	(11,832,253)
Net Capital Stock Transactions	4,213,554	17,891,268	(55,807,470)	(59,743,337)	8,484,038	10,919,161
Increase from regulatory settlements	—	—	7,268	15,125	—	—
Total increase (decrease) in net assets	6,404,130	31,244,068	(17,127,239)	85,127,391	12,560,184	32,966,403
Net Assets
Beginning of period	238,624,194	207,380,126	2,503,517,219	2,418,389,828	347,820,349	314,853,946
End of period	245,028,324	238,624,194	2,486,389,980	2,503,517,219	360,380,533	347,820,349
Undistributed net investment income at end of period	115,862	110,411	1,640,135	1,640,134	59,097	53,828

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia New Jersey Intermediate Municipal Bond Fund		Columbia New York Intermediate Municipal Bond Fund		Columbia Rhode Island Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)	(Unaudited) Six Months Ended April 30, 2010 ($)	Year Ended October 31, 2009 ($)
Operations
Net investment income	1,407,443	2,691,786	5,581,467	10,972,162	1,964,302	4,312,340
Net realized gain (loss) on investments	47,986	(73,736)	339,419	(1,264,724)	210,707	(35,554)
Net change in unrealized appreciation (depreciation) on investments	610,875	4,073,699	3,930,988	20,051,345	241,263	6,301,420
Net increase resulting from operations	2,066,304	6,691,749	9,851,874	29,758,783	2,416,272	10,578,206
Distributions to Shareholders
From net investment income:
Class A	(87,262)	(146,448)	(156,379)	(193,342)	(37,010)	(110,020)
Class B	(14,019)	(35,839)	(16,105)	(41,787)	(3,970)	(9,340)
Class C	(73,852)	(109,078)	(101,427)	(110,077)	(23,955)	(39,745)
Class T	(63,458)	(134,487)	(192,520)	(411,917)	(166,725)	(361,856)
Class Z	(1,166,659)	(2,261,741)	(5,109,655)	(10,203,987)	(1,726,012)	(3,778,397)
Total distributions to shareholders	(1,405,250)	(2,687,593)	(5,576,086)	(10,961,110)	(1,957,672)	(4,299,358)
Net Capital Stock Transactions	1,821,941	8,081,346	(7,938,494)	9,784,444	(6,103,017)	(12,753,431)
Increase from regulatory settlements	—	—	—	—	—	—
Total increase (decrease) in net assets	2,482,995	12,085,502	(3,662,706)	28,582,117	(5,644,417)	(6,474,583)
Net Assets
Beginning of period	78,285,260	66,199,758	320,592,870	292,010,753	106,500,553	112,975,136
End of period	80,768,255	78,285,260	316,930,164	320,592,870	100,856,136	106,500,553
Undistributed net investment income at end of period	10,943	8,750	117,905	112,524	33,747	27,117

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Connecticut Intermediate Municipal Bond Fund				Columbia Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009		(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	143,174	1,543,707	405,219	4,244,909	675,996	6,992,256	2,387,216	24,001,620
Distributions reinvested	8,602	92,644	12,785	135,265	88,419	913,672	170,633	1,709,779
Redemptions	(83,774)	(904,484)	(606,123)	(6,438,933)	(519,067)	(5,355,977)	(2,300,100)	(22,642,655)
Net increase (decrease)	68,002	731,867	(188,119)	(2,058,759)	245,348	2,549,951	257,749	3,068,744
Class B
Subscriptions	233	2,507	15,429	160,451	13,560	139,501	118,032	1,165,454
Distributions reinvested	1,108	11,940	3,235	34,050	3,087	31,902	9,143	91,486
Redemptions	(40,080)	(430,786)	(83,321)	(883,798)	(108,087)	(1,115,821)	(219,857)	(2,187,645)
Net decrease	(38,739)	(416,339)	(64,657)	(689,297)	(91,440)	(944,418)	(92,682)	(930,705)
Class C
Subscriptions	51,516	555,581	205,202	2,176,753	291,192	3,002,667	691,693	6,924,435
Distributions reinvested	5,483	59,058	9,422	99,381	15,079	155,841	25,982	260,876
Redemptions	(76,436)	(823,373)	(78,486)	(829,845)	(198,919)	(2,052,631)	(336,932)	(3,375,628)
Net increase (decrease)	(19,437)	(208,734)	136,138	1,446,289	107,352	1,105,877	380,743	3,809,683
Class T
Subscriptions	823	8,881	9,086	94,195	4,549	46,842	10,647	106,415
Distributions reinvested	16,697	179,832	36,984	389,682	14,173	146,457	31,960	319,889
Redemptions	(38,303)	(414,070)	(202,016)	(2,122,037)	(35,454)	(365,311)	(140,315)	(1,398,136)
Net increase (decrease)	(20,783)	(225,357)	(155,946)	(1,638,160)	(16,732)	(172,012)	(97,708)	(971,832)
Class Z
Subscriptions	1,885,095	20,273,799	5,818,292	61,114,833	17,786,290	183,797,618	50,746,846	505,763,698
Distributions reinvested	9,691	104,323	19,180	201,904	235,581	2,433,583	470,049	4,704,407
Redemptions	(1,490,182)	(16,046,005)	(3,856,922)	(40,485,542)	(23,689,338)	(244,578,069)	(58,121,757)	(575,187,332)
Net increase (decrease)	404,604	4,332,117	1,980,550	20,831,195	(5,667,467)	(58,346,868)	(6,904,862)	(64,719,227)

See Accompanying Notes to Financial Statements.

	Columbia Massachusetts Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	846,226	9,103,060	1,282,523	13,459,991
Distributions reinvested	23,554	252,428	40,530	424,695
Redemptions	(115,452)	(1,235,841)	(1,015,055)	(10,675,957)
Net increase (decrease)	754,328	8,119,647	307,998	3,208,729
Class B
Subscriptions	3,141	33,550	11,902	126,007
Distributions reinvested	955	10,241	2,437	25,464
Redemptions	(17,554)	(187,925)	(44,490)	(464,998)
Net decrease	(13,458)	(144,134)	(30,151)	(313,527)
Class C
Subscriptions	112,606	1,206,703	474,966	5,005,078
Distributions reinvested	7,597	81,431	10,473	110,155
Redemptions	(67,939)	(727,844)	(57,720)	(603,162)
Net increase (decrease)	52,264	560,290	427,719	4,512,071
Class T
Subscriptions	56,917	611,024	43,452	458,691
Distributions reinvested	46,779	501,443	100,026	1,046,355
Redemptions	(103,117)	(1,103,970)	(251,063)	(2,617,394)
Net increase (decrease)	579	8,497	(107,585)	(1,112,348)
Class Z
Subscriptions	2,192,350	23,514,264	4,735,509	49,585,669
Distributions reinvested	18,883	202,235	35,326	368,506
Redemptions	(2,218,507)	(23,776,761)	(4,365,772)	(45,329,939)
Net increase (decrease)	(7,274)	(60,262)	405,063	4,624,236

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia New Jersey Intermediate Municipal Bond Fund				Columbia New York Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009		(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	141,572	1,442,388	243,991	2,429,810	299,790	3,560,554	505,381	5,839,572
Distributions reinvested	6,713	68,456	11,084	110,606	9,008	107,052	10,827	125,608
Redemptions	(112,378)	(1,146,765)	(130,819)	(1,295,924)	(139,586)	(1,660,552)	(178,567)	(2,036,606)
Net increase (decrease)	35,907	364,079	124,256	1,244,492	169,212	2,007,054	337,641	3,928,574
Class B
Subscriptions	71	720	26,683	263,413	1,697	20,098	20,131	229,804
Distributions reinvested	981	10,009	2,627	26,188	895	10,638	2,177	25,103
Redemptions	(20,100)	(203,909)	(30,538)	(305,025)	(38,818)	(462,137)	(35,083)	(406,546)
Net increase (decrease)	(19,048)	(193,180)	(1,228)	(15,424)	(36,226)	(431,401)	(12,775)	(151,639)
Class C
Subscriptions	98,737	1,007,084	198,665	1,986,065	250,827	2,981,927	310,595	3,624,543
Distributions reinvested	4,108	41,889	5,310	53,060	5,909	70,235	6,228	72,131
Redemptions	(43,279)	(440,956)	(17,129)	(172,998)	(33,904)	(403,090)	(58,753)	(687,170)
Net increase (decrease)	59,566	608,017	186,846	1,866,127	222,832	2,649,072	258,070	3,009,504
Class T
Subscriptions	1,048	10,767	1,072	10,700	241	2,862	6,973	80,110
Distributions reinvested	5,145	52,463	11,742	116,938	12,327	146,484	27,508	317,260
Redemptions	(21,828)	(221,444)	(47,174)	(462,865)	(54,553)	(647,897)	(87,403)	(1,005,333)
Net decrease	(15,635)	(158,214)	(34,360)	(335,227)	(41,985)	(498,551)	(52,922)	(607,963)
Class Z
Subscriptions	653,660	6,657,423	2,037,952	20,181,627	2,280,044	27,089,563	7,038,673	80,899,423
Distributions reinvested	6,639	67,694	9,035	90,223	52,303	621,206	98,497	1,133,982
Redemptions	(541,926)	(5,523,878)	(1,511,173)	(14,950,472)	(3,314,592)	(39,375,437)	(6,895,445)	(78,427,437)
Net increase (decrease)	118,373	1,201,239	535,814	5,321,378	(982,245)	(11,664,668)	241,725	3,605,968

See Accompanying Notes to Financial Statements.

	Columbia Rhode Island Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	5,417	60,513	38,275	412,636
Distributions reinvested	2,822	31,551	8,994	98,384
Redemptions	(79,883)	(891,764)	(137,327)	(1,500,072)
Net increase (decrease)	(71,644)	(799,700)	(90,058)	(989,052)
Class B
Subscriptions	82	913	231	2,527
Distributions reinvested	189	2,115	403	4,423
Redemptions	—	—	(4,445)	(50,156)
Net increase (decrease)	271	3,028	(3,811)	(43,206)
Class C
Subscriptions	5,469	61,184	62,236	681,349
Distributions reinvested	1,369	15,309	1,782	19,616
Redemptions	(12,019)	(134,000)	(7,056)	(75,624)
Net increase (decrease)	(5,181)	(57,507)	56,962	625,341
Class T
Subscriptions	3,132	35,119	7,072	75,796
Distributions reinvested	10,275	114,878	23,056	252,812
Redemptions	(36,740)	(410,246)	(99,563)	(1,102,004)
Net decrease	(23,333)	(260,249)	(69,435)	(773,396)
Class Z
Subscriptions	182,088	2,033,318	440,871	4,877,187
Distributions reinvested	5,591	62,496	11,608	127,128
Redemptions	(633,237)	(7,084,403)	(1,515,384)	(16,577,433)
Net increase (decrease)	(445,558)	(4,988,589)	(1,062,905)	(11,573,118)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.17		0.35		0.37		0.36	0.36	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.63		(0.55)		(0.15)	0.07	(0.35)
Total from investment operations	0.26		0.98		(0.18)		0.21	0.43	0.02
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.35)		(0.38)		(0.35)	(0.36)	(0.37)
Net Asset Value, End of Period	$10.78		$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	2.42	%(c)(d)	9.87	%(c)	(1.80	)%(c)	2.03%	4.13%	0.15	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.78%		0.75%		1.06%	1.00%	0.94%
Waiver/Reimbursement	0.15	%(f)	0.16%		0.21%		—	—	—	%(g)
Net investment income (e)	3.15	%(f)	3.35%		3.55%		3.35%	3.41%	3.38%
Portfolio turnover rate	6	%(d)	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$11,695		$10,863		$12,115		$2,566	$7,586	$10,701

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.13		0.28		0.30		0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.62		(0.56)		(0.15)	0.07	(0.35)
Total from investment operations	0.22		0.90		(0.26)		0.13	0.35	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.27)		(0.30)		(0.27)	(0.28)	(0.29)
Net Asset Value, End of Period	$10.78		$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	2.05	%(c)(d)	9.05	%(c)	(2.52	)%(c)	1.27%	3.35%	(0.60	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55	%(f)	1.53%		1.50%		1.81%	1.75%	1.69%
Waiver/Reimbursement	0.15	%(f)	0.16%		0.21%		—	—	—	%(g)
Net investment income (e)	2.40	%(f)	2.62%		2.86%		2.58%	2.66%	2.63%
Portfolio turnover rate	6	%(d)	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$1,596		$1,995		$2,528		$2,767	$3,941	$5,039

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.69		$10.06	$10.62	$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.15		0.31	0.34	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.63	(0.56)	(0.14)	0.07	(0.35)
Total from investment operations	0.24		0.94	(0.22)	0.17	0.39	(0.03)
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.34)	(0.31)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.78		$10.69	$10.06	$10.62	$10.76	$10.69
Total return (b)(c)	2.22	%(d)	9.43%	(2.18)%	1.63%	3.72%	(0.25)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.20	%(f)	1.18%	1.15%	1.46%	1.40%	1.34%
Waiver/Reimbursement	0.50	%(f)	0.51%	0.56%	0.35%	0.35%	0.35%
Net investment income (e)	2.75	%(f)	2.94%	3.20%	2.93%	3.01%	2.98%
Portfolio turnover rate	6	%(d)	12%	4%	10%	10%	9%
Net assets, end of period (000s)	$7,910		$8,047	$6,203	$4,993	$6,436	$8,780

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.17		0.36		0.39		0.37	0.37	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.63		(0.56)		(0.15)	0.07	(0.35)
Total from investment operations	0.26		0.99		(0.17)		0.22	0.44	0.03
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.36)		(0.39)		(0.36)	(0.37)	(0.38)
Net Asset Value, End of Period	$10.78		$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	2.47	%(c)(d)	9.98	%(c)	(1.68	)%(c)	2.14%	4.23%	0.25	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.70	%(f)	0.68%		0.65%		0.96%	0.90%	0.84%
Waiver/Reimbursement	0.15	%(f)	0.16%		0.21%		—	—	—	%(g)
Net investment income (e)	3.25	%(f)	3.46%		3.71%		3.43%	3.51%	3.48%
Portfolio turnover rate	6	%(d)	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$16,817		$16,889		$17,461		$19,753	$22,676	$25,418

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.69		$10.06		$10.62		$10.76	$10.69	$11.04
Income from Investment Operations:
Net investment income (a)	0.18		0.38		0.41		0.38	0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.63		(0.56)		(0.14)	0.07	(0.35)
Total from investment operations	0.27		1.01		(0.15)		0.24	0.46	0.04
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.38)		(0.41)		(0.38)	(0.39)	(0.39)
Net Asset Value, End of Period	$10.78		$10.69		$10.06		$10.62	$10.76	$10.69
Total return (b)	2.55	%(c)(d)	10.14	%(c)	(1.53	)%(c)	2.29%	4.39%	0.40	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55	%(f)	0.53%		0.50%		0.81%	0.75%	0.69%
Waiver/Reimbursement	0.15	%(f)	0.16%		0.21%		—	—	—	%(g)
Net investment income (e)	3.40	%(f)	3.60%		3.86%		3.58%	3.65%	3.63%
Portfolio turnover rate	6	%(d)	12%		4%		10%	10%	9%
Net assets, end of period (000s)	$207,010		$200,830		$169,072		$138,817	$138,865	$134,144

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72
Income from Investment Operations:
Net investment income (b)	0.18		0.37		0.38		0.38		0.38		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.17)		0.10		(0.33)
Total from investment operations	0.34		0.97		(0.22)		0.21		0.48		0.05
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)		(0.38)		(0.38)		(0.38)		(0.39)
From net realized gains	—		—		—		—		(0.02)		(0.07)
Total distributions to shareholders	(0.18)		(0.37)		(0.38)		(0.38)		(0.40)		(0.46)
Increase from regulatory settlements	—	(c)	—	(c)	—		—		—		—
Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return (d)	3.34	%(e)	10.19	%(f)	(2.25	)%(f)	2.08	%(f)	4.76	%(f)	0.45	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.75	%(h)	0.73%		0.70%		0.70%		0.70%		0.81%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income (g)	3.49	%(h)	3.66%		3.76%		3.72%		3.74%		3.67%
Portfolio turnover rate	6	%(e)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$89,525		$85,642		$78,126		$89,905		$102,899		$70,711

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72
Income from Investment Operations:
Net investment income (b)	0.15		0.30		0.32		0.32		0.32		0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.18)		0.09		(0.34)
Total from investment operations	0.31		0.90		(0.28)		0.14		0.41		(0.02)
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.30)		(0.32)		(0.31)		(0.31)		(0.32)
From net realized gains	—		—		—		—		(0.02)		(0.07)
Total distributions to shareholders	(0.15)		(0.30)		(0.32)		(0.31)		(0.33)		(0.39)
Increase from regulatory settlements	—	(c)	—	(c)	—		—		—		—
Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return (d)	3.01	%(e)	9.48	%(f)	(2.88	)%(f)	1.42	%(f)	4.09	%(f)	(0.20	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.40	%(h)	1.38%		1.35%		1.35%		1.35%		1.46%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income (g)	2.85	%(h)	3.03%		3.11%		3.07%		3.10%		3.02%
Portfolio turnover rate	6	%(e)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$4,428		$5,294		$5,874		$8,133		$12,203		$7,040

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$10.22		$9.62	$10.22	$10.39	$10.31	$10.72
Income from Investment Operations:
Net investment income (b)	0.17		0.35	0.36	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60	(0.60)	(0.17)	0.10	(0.33)
Total from investment operations	0.33		0.95	(0.24)	0.19	0.46	0.03
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.35)	(0.36)	(0.36)	(0.36)	(0.37)
From net realized gains	—		—	—	—	(0.02)	(0.07)
Total distributions to shareholders	(0.17)		(0.35)	(0.36)	(0.36)	(0.38)	(0.44)
Increase from regulatory settlements	—	(c)	— (c)	—	—	—	—
Net Asset Value, End of Period	$10.38		$10.22	$9.62	$10.22	$10.39	$10.31
Total return (d)(e)	3.23	%(f)	9.97%	(2.45)%	1.88%	4.55%	0.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.95	%(h)	0.93%	0.90%	0.90%	0.90%	1.01%
Waiver/Reimbursement	0.37	%(h)	0.46%	0.47%	0.47%	0.50%	0.46%
Net investment income (g)	3.29	%(h)	3.45%	3.56%	3.52%	3.55%	3.47%
Portfolio turnover rate	6	%(f)	23%	14%	25%	18%	21%
Net assets, end of period (000s)	$18,689		$17,304	$12,625	$10,506	$11,796	$8,318

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)		2006		2005 (b)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72
Income from Investment Operations:
Net investment income (c)	0.18		0.37		0.39		0.39		0.39		0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.17)		0.10		(0.34)
Total from investment operations	0.34		0.97		(0.21)		0.22		0.49		0.05
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)		(0.39)		(0.39)		(0.39)		(0.39)
From net realized gains	—		—		—		—		(0.02)		(0.07)
Total distributions to shareholders	(0.18)		(0.37)		(0.39)		(0.39)		(0.41)		(0.46)
Increase from regulatory settlements	—	(d)	—	(d)	—		—		—		—
Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return (e)	3.36	%(f)	10.25	%(g)	(2.20	)%(g)	2.14	%(g)	4.81	%(g)	0.50	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (h)	0.70	%(i)	0.68%		0.65%		0.65%		0.65%		0.76%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income (h)	3.54	%(i)	3.72%		3.81%		3.77%		3.80%		3.72%
Portfolio turnover rate	6	%(f)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$10,452		$10,462		$10,786		$13,170		$14,998		$17,261

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2010		2009		2008		2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$10.22		$9.62		$10.22		$10.39		$10.31		$10.72
Income from Investment Operations:
Net investment income (b)	0.19		0.39		0.40		0.40		0.40		0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.60		(0.60)		(0.17)		0.10		(0.33)
Total from investment operations	0.35		0.99		(0.20)		0.23		0.50		0.07
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.39)		(0.40)		(0.40)		(0.40)		(0.41)
From net realized gains	—		—		—		—		(0.02)		(0.07)
Total distributions to shareholders	(0.19)		(0.39)		(0.40)		(0.40)		(0.42)		(0.48)
Increase from regulatory settlements	—	(c)	—	(c)	—		—		—		—
Net Asset Value, End of Period	$10.38		$10.22		$9.62		$10.22		$10.39		$10.31
Total return (d)	3.44	%(e)	10.41	%(f)	(2.05	)%(f)	2.29	%(f)	4.97	%(f)	0.65	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.55	%(h)	0.53%		0.50%		0.50%		0.50%		0.61%
Waiver/Reimbursement	—		0.01%		0.02%		0.02%		0.05%		0.01%
Net investment income (g)	3.69	%(h)	3.87%		3.96%		3.92%		3.94%		3.87%
Portfolio turnover rate	6	%(e)	23%		14%		25%		18%		21%
Net assets, end of period (000s)	$2,363,296		$2,384,815		$2,310,978		$2,207,710		$2,331,279		$2,063,124

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.17		0.35		0.36		0.34	0.35	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.12		0.71		(0.44)		(0.14)	0.09	(0.35)
Total from investment operations	0.29		1.06		(0.08)		0.20	0.44	0.02
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.35)		(0.37)		(0.34)	(0.35)	(0.37)
From net realized gains	—		—		—	(b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.17)		(0.35)		(0.37)		(0.35)	(0.43)	(0.40)
Net Asset Value, End of Period	$10.73		$10.61		$9.90		$10.35	$10.50	$10.49
Total return (c)	2.78	%(d)(e)	10.78	%(d)	(0.88	)%(d)	2.00%	4.33%	0.18	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.80	%(g)	0.78%		0.75%		0.99%	0.95%	0.91%
Waiver/Reimbursement	0.10	%(g)	0.12%		0.17%		—	—	—	%(h)
Net investment income (f)	3.24	%(g)	3.30%		3.51%		3.29%	3.39%	3.43%
Portfolio turnover rate	5	%(e)	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$24,334		$16,049		$11,936		$6,914	$7,603	$8,332

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.13		0.27		0.29		0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	0.12		0.71		(0.45)		(0.13)	0.09	(0.35)
Total from investment operations	0.25		0.98		(0.16)		0.13	0.36	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.27)		(0.29)		(0.27)	(0.27)	(0.29)
From net realized gains	—		—		—	(b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.13)		(0.27)		(0.29)		(0.28)	(0.35)	(0.32)
Net Asset Value, End of Period	$10.73		$10.61		$9.90		$10.35	$10.50	$10.49
Total return (c)	2.40	%(d)(e)	9.96	%(d)	(1.61	)%(d)	1.24%	3.55%	(0.57	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.55	%(g)	1.53%		1.50%		1.74%	1.70%	1.66%
Waiver/Reimbursement	0.10	%(g)	0.12%		0.17%		—	—	—	%(h)
Net investment income (f)	2.53	%(g)	2.59%		2.78%		2.55%	2.64%	2.67%
Portfolio turnover rate	5	%(e)	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$1,092		$1,222		$1,440		$1,650	$2,496	$3,220

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.61		$9.90	$10.35	$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.15		0.30	0.32	0.30	0.31	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.12		0.72	(0.44)	(0.14)	0.09	(0.34)
Total from investment operations	0.27		1.02	(0.12)	0.16	0.40	(0.02)
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.33)	(0.30)	(0.31)	(0.33)
From net realized gains	—		—	— (b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.15)		(0.31)	(0.33)	(0.31)	(0.39)	(0.36)
Net Asset Value, End of Period	$10.73		$10.61	$9.90	$10.35	$10.50	$10.49
Total return (c)(d)	2.58	%(e)	10.34%	(1.27)%	1.59%	3.91%	(0.22)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.20	%(g)	1.18%	1.15%	1.39%	1.35%	1.31%
Waiver/Reimbursement	0.45	%(g)	0.47%	0.52%	0.35%	0.35%	0.35%
Net investment income (f)	2.87	%(g)	2.88%	3.13%	2.89%	2.99%	3.02%
Portfolio turnover rate	5	%(e)	8%	10%	15%	18%	15%
Net assets, end of period (000s)	$9,525		$8,859	$4,036	$3,792	$4,974	$6,866

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (b)	0.18		0.36		0.38		0.35	0.36	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.12		0.71		(0.45)		(0.13)	0.09	(0.35)
Total from investment operations	0.30		1.07		(0.07)		0.22	0.45	0.03
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.36)		(0.38)		(0.36)	(0.36)	(0.38)
From net realized gains	—		—		—	(c)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.18)		(0.36)		(0.38)		(0.37)	(0.44)	(0.41)
Net Asset Value, End of Period	$10.73		$10.61		$9.90		$10.35	$10.50	$10.49
Total return (d)	2.83	%(e)(f)	10.89	%(e)	(0.77	)%(e)	2.10%	4.43%	0.28	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.70	%(h)	0.68%		0.65%		0.89%	0.85%	0.81%
Waiver/Reimbursement	0.10	%(h)	0.12%		0.17%		—	—	—	%(i)
Net investment income (g)	3.37	%(h)	3.43%		3.63%		3.40%	3.49%	3.52%
Portfolio turnover rate	5	%(f)	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$39,692		$39,221		$37,689		$42,468	$46,787	$54,474

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.61		$9.90		$10.35		$10.50	$10.49	$10.87
Income from Investment Operations:
Net investment income (a)	0.19		0.37		0.39		0.37	0.38	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.12		0.71		(0.45)		(0.14)	0.09	(0.34)
Total from investment operations	0.31		1.08		(0.06)		0.23	0.47	0.05
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.37)		(0.39)		(0.37)	(0.38)	(0.40)
From net realized gains	—		—		—	(b)	(0.01)	(0.08)	(0.03)
Total distributions to shareholders	(0.19)		(0.37)		(0.39)		(0.38)	(0.46)	(0.43)
Net Asset Value, End of Period	$10.73		$10.61		$9.90		$10.35	$10.50	$10.49
Total return (c)	2.91	%(d)(e)	11.06	%(d)	(0.62	)%(d)	2.25%	4.59%	0.43	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.55	%(g)	0.53%		0.50%		0.74%	0.70%	0.66%
Waiver/Reimbursement	0.10	%(g)	0.12%		0.17%		—	—	—	%(h)
Net investment income (f)	3.52	%(g)	3.58%		3.78%		3.55%	3.64%	3.67%
Portfolio turnover rate	5	%(e)	8%		10%		15%	18%	15%
Net assets, end of period (000s)	$285,738		$282,469		$259,753		$254,639	$250,224	$247,122

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.17		0.35		0.37		0.33	0.34	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.56		(0.53)		(0.15)	0.10	(0.30)
Total from investment operations	0.26		0.91		(0.16)		0.18	0.44	0.05
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.35)		(0.37)		(0.33)	(0.34)	(0.35)
From net realized gains	—		—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.17)		(0.35)		(0.37)		(0.36)	(0.41)	(0.39)
Net Asset Value, End of Period	$10.20		$10.11		$9.55		$10.08	$10.26	$10.23
Total return (b)	2.56	%(c)(d)	9.63	%(c)	(1.64	)%(c)	1.84%	4.41%	0.44	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.78%		0.75%		1.25%	1.18%	1.06%
Waiver/Reimbursement	0.34	%(f)	0.33%		0.43%		—	—	—	%(g)
Net investment income (e)	3.33	%(f)	3.49%		3.75%		3.28%	3.36%	3.33%
Portfolio turnover rate	6	%(d)	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$5,382		$4,974		$3,512		$3,007	$2,472	$3,909

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.13		0.28		0.30		0.26	0.27	0.27
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.55		(0.53)		(0.15)	0.09	(0.30)
Total from investment operations	0.22		0.83		(0.23)		0.11	0.36	(0.03)
Less Distributions to Shareholders:
From net investment income	(0.13)		(0.27)		(0.30)		(0.26)	(0.26)	(0.27)
From net realized gains	—		—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.13)		(0.27)		(0.30)		(0.29)	(0.33)	(0.31)
Net Asset Value, End of Period	$10.20		$10.11		$9.55		$10.08	$10.26	$10.23
Total return (b)	2.19	%(c)(d)	8.82	%(c)	(2.36	)%(c)	1.08%	3.63%	(0.30	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55	%(f)	1.53%		1.50%		2.00%	1.93%	1.81%
Waiver/Reimbursement	0.34	%(f)	0.33%		0.43%		—	—	—	%(g)
Net investment income (e)	2.59	%(f)	2.77%		3.01%		2.53%	2.62%	2.58%
Portfolio turnover rate	6	%(d)	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$1,021		$1,205		$1,150		$1,254	$1,518	$1,873

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.11		$9.55	$10.08	$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.15		0.31	0.34	0.29	0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.56	(0.54)	(0.15)	0.10	(0.29)
Total from investment operations	0.24		0.87	(0.20)	0.14	0.40	0.01
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)	(0.33)	(0.29)	(0.30)	(0.31)
From net realized gains	—		—	—	(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.15)		(0.31)	(0.33)	(0.32)	(0.37)	(0.35)
Net Asset Value, End of Period	$10.20		$10.11	$9.55	$10.08	$10.26	$10.23
Total return (b)(c)	2.36	%(d)	9.20%	(2.02)%	1.44%	3.99%	0.04%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.20	%(f)	1.18%	1.15%	1.65%	1.58%	1.46%
Waiver/Reimbursement	0.69	%(f)	0.68%	0.78%	0.35%	0.35%	0.35%
Net investment income (e)	2.93	%(f)	3.07%	3.36%	2.88%	2.96%	2.92%
Portfolio turnover rate	6	%(d)	10%	6%	6%	3%	14%
Net assets, end of period (000s)	$5,269		$4,623	$2,582	$3,108	$4,192	$4,590

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (b)	0.17		0.36		0.39		0.34	0.35	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.56		(0.54)		(0.14)	0.10	(0.30)
Total from investment operations	0.26		0.92		(0.15)		0.20	0.45	0.06
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.36)		(0.38)		(0.35)	(0.35)	(0.36)
From net realized gains	—		—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.17)		(0.36)		(0.38)		(0.38)	(0.42)	(0.40)
Net Asset Value, End of Period	$10.20		$10.11		$9.55		$10.08	$10.26	$10.23
Total return (c)	2.62	%(d)(e)	9.75	%(d)	(1.53	)%(d)	1.94%	4.51%	0.55	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.70	%(g)	0.68%		0.65%		1.15%	1.08%	0.96%
Waiver/Reimbursement	0.34	%(g)	0.33%		0.43%		—	—	—	%(h)
Net investment income (f)	3.43	%(g)	3.62%		3.85%		3.38%	3.46%	3.43%
Portfolio turnover rate	6	%(e)	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$3,598		$3,726		$3,848		$5,037	$5,489	$6,484

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$10.11		$9.55		$10.08		$10.26	$10.23	$10.57
Income from Investment Operations:
Net investment income (a)	0.18		0.37		0.40		0.36	0.37	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.09		0.56		(0.53)		(0.15)	0.09	(0.30)
Total from investment operations	0.27		0.93		(0.13)		0.21	0.46	0.07
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.37)		(0.40)		(0.36)	(0.36)	(0.37)
From net realized gains	—		—		—		(0.03)	(0.07)	(0.04)
Total distributions to shareholders	(0.18)		(0.37)		(0.40)		(0.39)	(0.43)	(0.41)
Net Asset Value, End of Period	$10.20		$10.11		$9.55		$10.08	$10.26	$10.23
Total return (b)	2.69	%(c)(d)	9.91	%(c)	(1.38	)%(c)	2.10%	4.67%	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55	%(f)	0.53%		0.50%		1.00%	0.93%	0.81%
Waiver/Reimbursement	0.34	%(f)	0.33%		0.43%		—	—	—	%(g)
Net investment income (e)	3.58	%(f)	3.76%		4.00%		3.52%	3.61%	3.58%
Portfolio turnover rate	6	%(d)	10%		6%		6%	3%	14%
Net assets, end of period (000s)	$65,499		$63,757		$55,108		$53,075	$50,453	$58,181

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.19		0.39		0.40		0.38	0.38	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.73		(0.51)		(0.14)	0.08	(0.36)
Total from investment operations	0.35		1.12		(0.11)		0.24	0.46	0.03
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.39)		(0.40)		(0.38)	(0.38)	(0.39)
From net realized gains	—		—		—		— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.19)		(0.39)		(0.40)		(0.38)	(0.39)	(0.40)
Net Asset Value, End of Period	$11.92		$11.76		$11.03		$11.54	$11.68	$11.61
Total return (c)	3.03	%(d)(e)	10.30	%(d)	(1.02	)%(d)	2.12%	4.04%	0.22	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.80	%(g)	0.78%		0.75%		1.07%	1.06%	0.97%
Waiver/Reimbursement	0.13	%(g)	0.13%		0.18%		—	—	—	%(h)
Net investment income (f)	3.29	%(g)	3.39%		3.44%		3.30%	3.30%	3.26%
Portfolio turnover rate	4	%(e)	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$10,582		$8,452		$4,200		$1,874	$2,529	$2,858

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.15		0.31		0.32		0.30	0.30	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.73		(0.51)		(0.14)	0.07	(0.36)
Total from investment operations	0.31		1.04		(0.19)		0.16	0.37	(0.06)
Less Distributions to Shareholders:
From net investment income	(0.15)		(0.31)		(0.32)		(0.30)	(0.29)	(0.30)
From net realized gains	—		—		—		— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.15)		(0.31)		(0.32)		(0.30)	(0.30)	(0.31)
Net Asset Value, End of Period	$11.92		$11.76		$11.03		$11.54	$11.68	$11.61
Total return (c)	2.65	%(d)(e)	9.49	%(d)	(1.74	)%(d)	1.36%	3.27%	(0.53	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.55	%(g)	1.53%		1.50%		1.82%	1.81%	1.72%
Waiver/Reimbursement	0.13	%(g)	0.13%		0.18%		—	—	—	%(h)
Net investment income (f)	2.55	%(g)	2.67%		2.77%		2.55%	2.55%	2.52%
Portfolio turnover rate	4	%(e)	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$1,041		$1,453		$1,503		$1,804	$2,965	$3,586

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.76		$11.03	$11.54	$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.17		0.34	0.36	0.33	0.34	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.74	(0.51)	(0.13)	0.07	(0.36)
Total from investment operations	0.33		1.08	(0.15)	0.20	0.41	(0.02)
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.35)	(0.36)	(0.34)	(0.33)	(0.34)
From net realized gains	—		—	—	— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.17)		(0.35)	(0.36)	(0.34)	(0.34)	(0.35)
Net Asset Value, End of Period	$11.92		$11.76	$11.03	$11.54	$11.68	$11.61
Total return (c)(d)	2.82	%(e)	9.87%	(1.40)%	1.71%	3.63%	(0.18)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.20	%(g)	1.18%	1.15%	1.47%	1.46%	1.37%
Waiver/Reimbursement	0.48	%(g)	0.48%	0.53%	0.35%	0.35%	0.35%
Net investment income (f)	2.88	%(g)	2.96%	3.09%	2.89%	2.91%	2.84%
Portfolio turnover rate	4	%(e)	20%	9%	9%	4%	4%
Net assets, end of period (000s)	$8,596		$5,861	$2,649	$2,019	$2,544	$3,360

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (b)	0.20		0.41		0.42		0.39	0.39	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.72		(0.52)		(0.14)	0.08	(0.36)
Total from investment operations	0.36		1.13		(0.10)		0.25	0.47	0.04
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.40)		(0.41)		(0.39)	(0.39)	(0.40)
From net realized gains	—		—		—		— (c)	(0.01)	(0.01)
Total distributions to shareholders	(0.20)		(0.40)		(0.41)		(0.39)	(0.40)	(0.41)
Net Asset Value, End of Period	$11.92		$11.76		$11.03		$11.54	$11.68	$11.61
Total return (d)	3.08	%(e)(f)	10.42	%(e)	(0.90	)%(e)	2.22%	4.15%	0.32	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.70	%(h)	0.68%		0.65%		0.97%	0.96%	0.87%
Waiver/Reimbursement	0.13	%(h)	0.13%		0.18%		—	—	—	%(i)
Net investment income (g)	3.39	%(h)	3.52%		3.62%		3.40%	3.41%	3.36%
Portfolio turnover rate	4	%(f)	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$11,323		$11,667		$11,520		$13,575	$14,634	$17,943

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.76		$11.03		$11.54		$11.68	$11.61	$11.98
Income from Investment Operations:
Net investment income (a)	0.21		0.42		0.42		0.41	0.41	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.16		0.73		(0.50)		(0.14)	0.08	(0.36)
Total from investment operations	0.37		1.15		(0.08)		0.27	0.49	0.06
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.42)		(0.43)		(0.41)	(0.41)	(0.42)
From net realized gains	—		—		—		— (b)	(0.01)	(0.01)
Total distributions to shareholders	(0.21)		(0.42)		(0.43)		(0.41)	(0.42)	(0.43)
Net Asset Value, End of Period	$11.92		$11.76		$11.03		$11.54	$11.68	$11.61
Total return (c)	3.15	%(d)(e)	10.58	%(d)	(0.75	)%(d)	2.37%	4.30%	0.47	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.55	%(g)	0.53%		0.50%		0.82%	0.81%	0.72%
Waiver/Reimbursement	0.13	%(g)	0.13%		0.18%		—	—	—	%(h)
Net investment income (f)	3.54	%(g)	3.66%		3.73%		3.55%	3.55%	3.51%
Portfolio turnover rate	4	%(e)	20%		9%		9%	4%	4%
Net assets, end of period (000s)	$285,388		$293,160		$272,139		$130,411	$119,457	$105,300

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class A Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.20		0.41		0.41		0.38	0.40	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		0.60		(0.53)		(0.15)	0.04	(0.33)
Total from investment operations	0.25		1.01		(0.12)		0.23	0.44	0.07
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.40)		(0.41)		(0.38)	(0.40)	(0.40)
From net realized gains	—		—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.20)		(0.40)		(0.41)		(0.39)	(0.43)	(0.41)
Net Asset Value, End of Period	$11.18		$11.13		$10.52		$11.05	$11.21	$11.20
Total return (b)	2.24	%(c)(d)	9.76	%(c)	(1.16	)%(c)	2.11%	3.98%	0.63	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.80	%(f)	0.79%		0.75%		1.11%	1.02%	0.97%
Waiver/Reimbursement	0.28	%(f)	0.23%		0.27%		—	—	—	%(g)
Net investment income (e)	3.60	%(f)	3.74%		3.71%		3.44%	3.57%	3.50%
Portfolio turnover rate	3	%(d)	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$1,642		$2,432		$3,247		$1,130	$979	$1,544

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class B Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.16		0.32		0.33		0.30	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		0.61		(0.53)		(0.15)	0.04	(0.32)
Total from investment operations	0.21		0.93		(0.20)		0.15	0.35	(0.01)
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.32)		(0.33)		(0.30)	(0.31)	(0.32)
From net realized gains	—		—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.16)		(0.32)		(0.33)		(0.31)	(0.34)	(0.33)
Net Asset Value, End of Period	$11.18		$11.13		$10.52		$11.05	$11.21	$11.20
Total return (b)	1.86	%(c)(d)	8.94	%(c)	(1.88	)%(c)	1.35%	3.21%	(0.12	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55	%(f)	1.54%		1.50%		1.86%	1.77%	1.72%
Waiver/Reimbursement	0.28	%(f)	0.23%		0.27%		—	—	—	%(g)
Net investment income (e)	2.83	%(f)	2.95%		3.00%		2.73%	2.82%	2.75%
Portfolio turnover rate	3	%(d)	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$286		$282		$307		$303	$638	$899

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class C Shares	2010		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.13		$10.52	$11.05	$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.18		0.36	0.37	0.34	0.35	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		0.61	(0.53)	(0.15)	0.04	(0.32)
Total from investment operations	0.23		0.97	(0.16)	0.19	0.39	0.03
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.36)	(0.37)	(0.34)	(0.35)	(0.36)
From net realized gains	—		—	—	(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.18)		(0.36)	(0.37)	(0.35)	(0.38)	(0.37)
Net Asset Value, End of Period	$11.18		$11.13	$10.52	$11.05	$11.21	$11.20
Total return (b)(c)	2.04	%(d)	9.32%	(1.54)%	1.70%	3.57%	0.23%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.20	%(f)	1.19%	1.15%	1.51%	1.42%	1.37%
Waiver/Reimbursement	0.63	%(f)	0.58%	0.62%	0.35%	0.35%	0.35%
Net investment income (e)	3.18	%(f)	3.26%	3.35%	3.06%	3.17%	3.10%
Portfolio turnover rate	3	%(d)	13%	14%	11%	10%	12%
Net assets, end of period (000s)	$1,554		$1,605	$918	$825	$1,365	$1,487

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class T Shares	2010		2009		2008		2007 (a)	2006	2005
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (b)	0.21		0.43		0.44		0.41	0.42	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		0.61		(0.53)		(0.15)	0.04	(0.33)
Total from investment operations	0.26		1.04		(0.09)		0.26	0.46	0.10
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.43)		(0.44)		(0.41)	(0.42)	(0.43)
From net realized gains	—		—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.21)		(0.43)		(0.44)		(0.42)	(0.45)	(0.44)
Net Asset Value, End of Period	$11.18		$11.13		$10.52		$11.05	$11.21	$11.20
Total return (c)	2.36	%(d)(e)	10.03	%(d)	(0.89	)%(d)	2.36%	4.25%	0.88	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.55	%(g)	0.54%		0.50%		0.86%	0.77%	0.72%
Waiver/Reimbursement	0.28	%(g)	0.23%		0.27%		—	—	—	%(h)
Net investment income (f)	3.83	%(g)	3.95%		4.00%		3.69%	3.81%	3.75%
Portfolio turnover rate	3	%(e)	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$8,536		$8,760		$9,011		$10,852	$11,879	$12,284

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
Class Z Shares	2010		2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$11.13		$10.52		$11.05		$11.21	$11.20	$11.54
Income from Investment Operations:
Net investment income (a)	0.21		0.43		0.44		0.41	0.42	0.43
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		0.61		(0.53)		(0.15)	0.04	(0.33)
Total from investment operations	0.26		1.04		(0.09)		0.26	0.46	0.10
Less Distributions to Shareholders:
From net investment income	(0.21)		(0.43)		(0.44)		(0.41)	(0.42)	(0.43)
From net realized gains	—		—		—		(0.01)	(0.03)	(0.01)
Total distributions to shareholders	(0.21)		(0.43)		(0.44)		(0.42)	(0.45)	(0.44)
Net Asset Value, End of Period	$11.18		$11.13		$10.52		$11.05	$11.21	$11.20
Total return (b)	2.36	%(c)(d)	10.03	%(c)	(0.89	)%(c)	2.36%	4.25%	0.88	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.55	%(f)	0.54%		0.50%		0.86%	0.77%	0.72%
Waiver/Reimbursement	0.28	%(f)	0.23%		0.27%		—	—	—	%(g)
Net investment income (e)	3.83	%(f)	3.95%		4.01%		3.69%	3.81%	3.75%
Portfolio turnover rate	3	%(d)	13%		14%		11%	10%	12%
Net assets, end of period (000s)	$88,838		$93,422		$99,493		$103,512	$103,708	$104,062

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Bond Funds

April 30, 2010 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following series of the Trust (each, a "Fund", and collectively, the "Funds"):

Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut")

Columbia Intermediate Municipal Bond Fund ("Intermediate Municipal")

Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts")

Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey")

Columbia New York Intermediate Municipal Bond Fund ("New York")

Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

Investment Objectives

Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the individual income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks current income exempt from federal income tax, consistent with preservation of principal. All Funds are non-diversified investment companies, except for Intermediate Municipal and New Jersey which are diversified investment companies.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable. Each Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally, purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; except for, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis, which will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2009 was as follows:

	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$8,042,693	$—	$—
Intermediate Municipal	94,030,243	220,837	—
Massachusetts	11,832,253	—	—
New Jersey	2,687,593	—	—
New York	10,961,110	—	—
Rhode Island	4,299,358	—	—

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

Unrealized appreciation and depreciation at April 30, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Connecticut	$8,957,369	$(457,245)	$8,500,124
Intermediate Municipal	119,889,958	(36,759,262)	83,130,696
Massachusetts	18,611,161	(1,122,436)	17,488,725
New Jersey	3,488,873	(728,602)	2,760,271
New York	15,643,380	(415,108)	15,228,272
Rhode Island	4,292,656	(140,510)	4,152,146

The following capital loss carryforwards, determined as of October 31, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2012	2013	2014	2015	2016	2017	Total
Connecticut	$—	$—	$—	$160,577	$254,849	$550,750	$966,176
Intermediate Municipal	—	1,549,704	183,686	1,157,101	3,404,128	3,520,399	9,815,018
Massachusetts	—	—	—	—	327,878	285,231	613,109
New Jersey	—	—	—	16,265	57,516	66,538	140,319
New York	92,115	580,517	131,725	89,191	—	1,269,982	2,163,530
Rhode Island	—	—	—	129,446	—	16,035	145,481

Of the capital loss carryforwards attributable to Intermediate Municipal, $1,733,390 (of which $1,549,704 and $183,686 will expire on October 31, 2013 and October 31, 2014, respectively) were acquired from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired from fund mergers may be limited in a given year.

Of the capital loss carryforwards attributable to New York, $804,357 (of which $92,115, $580,517 and $131,725 will expire on October 31, 2012, October 31, 2013 and October 31, 2014, respectively) were acquired from a merger with New York Intermediate-Term Tax-Exempt Fund.

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

After the close of business on April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction"), including the business of

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

managing the Funds. In connection with the closing of the Transaction (the "Closing"), RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, became the investment advisor of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC (the "New Advisor"). The advisory fee rates paid by the Funds did not change as a result of the New Advisor.

Prior to the Closing, Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provided investment advisory services to the Funds. Columbia received a monthly investment advisory fee based on each Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

For the six month period ended April 30, 2010, the annualized effective investment advisory fee rates for each Fund, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Connecticut	0.48%
Intermediate Municipal	0.41%
Massachusetts	0.48%
New Jersey	0.48%
New York	0.48%
Rhode Island	0.48%

Administration Fee

In connection with the Closing, the New Advisor became the administrator of the Funds. Prior to the Closing, Columbia provided administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets. There was no change in the administration fee rate paid by the Funds as a result of the change in administrator.

Pricing and Bookkeeping Fees

In connection with the Closing, the New Advisor provides financial reporting and accounting services to the Funds. In addition, under the administrative services agreement, the New Advisor provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to the Closing, the Funds entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provided financial reporting services to the Funds. The Funds also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provided accounting services to the Funds. Under the State Street Agreements, the Funds paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimbursed State Street for certain out-of-pocket expenses and charges. Upon the Closing, Columbia assigned and delegated its rights and obligations under the State Street Agreements to the New Advisor.

Also prior to the Closing, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimbursed Columbia for out-of-pocket expenses. The Services Agreement was terminated upon the Closing.

Transfer Agent Fee

In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

Financial, became the transfer agent of the Funds and subsequently changed its name to Columbia Management Investment Services Corp. (the "New Transfer Agent"). The transfer agent fee rates paid by the Funds did not change as a result of the change in transfer agent.

Prior to the Closing, Columbia Management Services, Inc. (the "Former Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Former Transfer Agent was entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Former Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Former Transfer Agent paid the fees of BFDS for services as sub-transfer agent and was not entitled to reimbursement for such fees from the Funds. The arrangement with BFDS has been continued by the New Transfer Agent.

The Former Transfer Agent retained, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Former Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Former Transfer Agent maintained in connection with its services to the Funds. The Former Transfer Agent also received reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the six month period ended April 30, 2010, no minimum account balance fees were charged.

Underwriting Discounts, Service and Distribution Fees

In connection with the Closing, RiverSource Fund Distributors, Inc., an indirect wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds and subsequently changed its name to Columbia Management Investment Distributors, Inc. (the "New Distributor"). There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Transaction.

Prior to the Closing, Columbia Management Distributors, Inc. (the "Former Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, was the principal underwriter of the Funds' shares. For the six month period ended April 30, 2010, the Former Distributor retained net underwriting discounts on the sales of the Funds' Class A and Class T shares, and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C
Connecticut	$234	$10	$500	$219	$370
Intermediate Municipal	3,748	10	40	337	2,302
Massachusetts	1,422	278	—	18	799
New Jersey	633	55	—	—	430
New York	1,202	4	11	130	1,322
Rhode Island	—	77	—	—	150

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

The Funds have adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee		Service Fee
	Class B	Class C	Class A	Class B	Class C
Connecticut[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Intermediate Municipal[2]	0.65%	0.65%	0.20%	0.20%	0.20%
Massachusetts[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New Jersey[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New York[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Rhode Island[1]	0.75%	0.75%	0.25%	0.25%	0.25%

1  The Former Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the combined distribution and service fees did not exceed 0.65% annually of average net assets. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

2  The Former Distributor voluntarily waived a portion of Intermediate Municipal's Class C share distribution fees so that the combined distribution and service fees did not exceed 0.40% annually of average net assets. This arrangement has been continued by the New Distributor and may be modified or terminated by the New Distributor at any time.

Shareholder Service Fee

Each Fund has adopted shareholder service plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The Funds may pay shareholder service fees up to a maximum of 0.40% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services) but such fees will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Municipal, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually for Class T shareholder services fees. No fees were charged during the six month period ended April 30, 2010, under the Class T service plan with respect to Rhode Island.

Fee Waivers and Expense Reimbursements

Prior to the Closing, Columbia voluntarily agreed to reimburse a portion of the Funds' expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, did not exceed 0.55% of each Fund's average daily net assets on an annualized basis. These arrangements have been continued by the New Advisor and may be revised or discontinued by the New Advisor at any time.

Fees Paid to Officers and Trustees

As of May 1, 2010, all officers of the Funds are employees of the New Advisor or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other

Prior to the Closing, each Fund may have made daily investments of cash balances in affiliated open-ended investment companies of Columbia, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, each Fund indirectly was allocated its proportionate share of the expenses of the fund in which it invested.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the six month period ended April 30, 2010, these custody credits reduced total expenses for the Funds as follows:

	Custody Credits
Connecticut	$—	*
Intermediate Municipal	2
Massachusetts	7
New Jersey	—	*
New York	—	*
Rhode Island	—	*

*  Rounds to less than $1.

Note 6. Portfolio Information

For the six month period ended April 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Connecticut	$18,038,484	$14,161,144
Intermediate Municipal	157,522,118	239,607,623
Massachusetts	30,237,140	18,435,829
New Jersey	9,863,686	4,994,659
New York	12,299,390	17,224,746
Rhode Island	2,616,361	7,332,894

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended April 30, 2010, the Funds did not borrow under these arrangements.

Note 8. Shareholder Concentrations

As of April 30, 2010, certain shareholder accounts owned of record more than 10% of the outstanding shares of one or

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

more of the Funds. The number of accounts and aggregate percentages of shares outstanding held therein are as follows:

	Number of Accounts	% of Shares Outstanding Held
Connecticut	1	80.8
Intermediate Municipal	1	87.9
Massachusetts	1	75.6
New Jersey	1	72.7
New York	1	78.8
Rhode Island	1	84.0

Purchase and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 9. Regulatory Settlements

As of April 30, 2010, Intermediate Municipal received payments totaling $7,268 relating to certain regulatory settlements that the Fund had participated in during the period. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 10. Significant Risks and Contingencies

Non-Diversification Risk

Connecticut, Massachusetts, New York and Rhode Island are non-diversified funds, which generally mean that they may invest a greater percentage of their total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds' value will likely be more volatile than the value of more diversified funds. The Funds may not operate as non-diversified funds at all times.

Geographic Concentration Risk

Each of Connecticut, Massachusetts, New Jersey, New York and Rhode Island had greater than 5% of its total net assets on April 30, 2010, invested in debt obligations issued by its respective state and political subdivisions, agencies and public authorities, as well as in such obligations of Puerto Rico. The Funds are more susceptible to economic and political factors adversely affecting issuers of their respective state's and Puerto Rico's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Each of the Funds holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At April 30, 2010, private insurers who insured greater than 20% of the total net assets of the Funds were as follows:

Rhode Island

Insurer	% of Total Net Assets
Assured Guaranty Municipal Corp.	28.5

At April 30, 2010, Assured Guaranty Municipal Corp. was rated AAA by Standard & Poor's.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of a Fund, you may be required to file an amended tax return as a result.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United

Columbia Tax-Exempt Bond Funds, April 30, 2010 (Unaudited)

States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Board Consideration and Approval of Advisory Agreements

The Board unanimously approved the Advisory Agreements at a meeting held on December 17, 2009. These agreements were approved by shareholders on March 3, 2010, and took effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. ("Ameriprise") (the "Transaction").

The Advisory Fees and Expenses Committee (the "Committee") of the Board met on multiple occasions to review the investment management services agreements (the "Advisory Agreements") for the funds for which the Trustees serve as trustees (each a "Fund," and collectively, the "Funds"). On December 14, 2009, the Committee recommended that the full Board approve the Advisory Agreements. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Advisory Agreements and who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), approved the Advisory Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) ("CMIA") for each Fund. Prior to their approval of the Advisory Agreements, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BOA, Columbia, CMIA and Ameriprise. In connection with their most recent approval of the Funds' previous advisory agreements (the "Former Advisory Agreements") on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Advisory Agreements and other matters relating to the Transaction with representatives of BOA, Columbia, CMIA and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Advisory Agreement, as well as certain information obtained through CMIA's responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the "Fee Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). Under the NYAG Settlement, the Fee Consultant's role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms' length and reasonable.

The Trustees considered all materials that they, their legal counsel or CMIA believed reasonably necessary to evaluate and to determine whether to approve the Advisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees' approvals included the factors set forth below:

(i)  the reputation, financial strength, regulatory histories and resources of CMIA and its parent, Ameriprise;

(ii)  the capabilities of CMIA with respect to compliance, including an assessment of CMIA's compliance system by the Funds' Chief Compliance Officer;

(iii)  the qualifications of the personnel of CMIA that would be expected to provide advisory services to each Fund, including CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams;

(iv)  the terms and conditions of the Advisory Agreements, including the differences between the Advisory Agreements and Former Advisory Agreements in

connection with CMIA's efforts to standardize such agreements across the Columbia Fund complex and the legacy RiverSource fund complex;

(v)  the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vi)  the commitment of CMIA and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following closing of the Transaction;

(vii)  that the Trustees recently had completed a full annual review of the Former Advisory Agreements, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund were sufficient to warrant their approval;

(viii)  that the advisory fee rates payable by each Fund would not change;

(ix)  that CMIA and BOA, and not any Fund, would bear the costs of obtaining approvals of the Advisory Agreements;

(x)  that Ameriprise and CMIA had agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there would not be imposed on any Fund any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)  that certain members of CMIA's management had a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into CMIA and its affiliates as a result of the Transaction also had experience in integrating fund families; and that the senior management of CMIA following the Transaction would include certain senior executives of Columbia who were, at that time, responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by CMIA and its affiliates and the resources to be dedicated to the Funds by CMIA and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by CMIA with respect to the nature, extent and quality of services to be provided by it, CMIA's compliance programs and compliance records, the ability of CMIA (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of CMIA's investment research capabilities and the other resources that it indicated it would devote to each Fund. As noted above, the Trustees also considered CMIA's representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of CMIA following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia's portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of CMIA. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by CMIA and its affiliates, including discussions with the Funds' Chief Compliance Officer regarding CMIA's compliance program. The Trustees also discussed CMIA's compliance program with the Chief Compliance Officer for the legacy RiverSource funds. The Trustees also considered CMIA's representation that the Funds' Chief Compliance Officer would serve as the Chief Compliance Officer of CMIA following the Transaction. The Trustees considered CMIA's ability to provide administrative services to the Funds, noting that while some Former Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered CMIA's ability to coordinate the activities of each Fund's other service providers. The Trustees considered performance information provided by CMIA with respect to other mutual funds advised by CMIA, and discussed with senior executives of CMIA its process for identifying which portfolio management teams of the legacy Columbia and legacy CMIA organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Advisory Agreements supported the approval of such agreements.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each Fund to CMIA under the Advisory Agreements were the same as those that were paid by each Fund to Columbia under the Former Advisory Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a legacy RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that CMIA's investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Former Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and CMIA's undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by CMIA to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, CMIA's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for CMIA and the additional resources required to manage mutual funds effectively. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that were provided under the Former Advisory Agreements would not be provided under the Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although CMIA had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise's and CMIA's covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each Fund supported the approval of the Advisory Agreements.

Costs of Services to be Provided and Profitability. The Trustees noted that in connection with their October 28, 2009 approval of the Former Advisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the legacy Columbia and legacy CMIA organizations, the Trustees considered, among other things, CMIA's projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by CMIA regarding their respective financial conditions. The Trustees considered that CMIA proposed to continue voluntary expense caps currently in effect for the Funds and that CMIA had undertaken not to change these caps without further discussion with the Independent Trustees. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to CMIA and its affiliates from its relationship with each Fund supported the approval of the Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any anticipated economies of scale in the provision by CMIA of services to each Fund, to groups of related Funds and to CMIA's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise's anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the distribution of the Funds, and noted that the proposed management fee schedules for the Funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Advisory Agreements.

Other Benefits to CMIA. The Trustees received and considered information regarding any expected "fall-out" or ancillary benefits to be received by CMIA and its affiliates as a result of their relationships with the Funds, such as the engagement of CMIA to provide administrative services to the Funds and the engagement of CMIA's affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds' distributor, which would be an affiliate of CMIA, retains a portion of the distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research made available to CMIA by reason of brokerage commissions generated by the Funds' securities transactions, and reviewed information about CMIA's practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that CMIA's profitability would be somewhat lower without these benefits.

Conclusion. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Advisory Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPT FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the "Bank") pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia's long-term asset management business, including management of the Atlantic Funds (the "Transaction").3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the "Management Agreements") with RiverSource Investments, LLC ("RI"),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees' consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of the adviser's services, including the Fund's performance;

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. ("Ameriprise"), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

3  Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the "Preliminary Response"), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

4  Ameriprise intends to re-brand RI with the "Columbia" name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.  Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG's views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

•  Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds.5

•  tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

•  extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

•  information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI's profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

•  disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

•  a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.  Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

Respectfully submitted,
Steven E. Asher

5  On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that "most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process."

Shareholder Meeting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Connecticut Intermediate Municipal Bond Fund	203,559,200	826,187	1,269,160	12,192,309
Columbia Intermediate Municipal Bond Fund	2,236,706,434	9,072,631	5,553,767	82,113,294
Columbia Massachusetts Intermediate Bond Fund	303,867,394	542,276	440,187	30,186,988
Columbia New Jersey Intermediate Municipal Bond Fund	67,112,184	98,738	132,456	6,938,723
Columbia New York Intermediate Municipal Bond Fund	236,223,561	2,444,400	1,933,131	17,046,410
Columbia Rhode Island Intermediate Municipal Bond Fund	93,143,510	1,548,878	1,077,328	3,915,150

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust's Board of Trustees, but without obtaining additional shareholder approval, was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Connecticut Intermediate Municipal Bond Fund	199,844,414	4,994,128	816,005	12,192,309
Columbia Intermediate Municipal Bond Fund	2,219,889,270	28,809,048	5,634,462	82,113,345
Columbia Massachusetts Intermediate Bond Fund	302,226,771	2,107,341	515,734	30,186,999
Columbia New Jersey Intermediate Municipal Bond Fund	65,390,251	1,838,358	114,779	6,938,713
Columbia New York Intermediate Municipal Bond Fund	226,224,993	12,477,445	1,898,595	17,046,469
Columbia Rhode Island Intermediate Municipal Bond Fund	93,030,225	1,874,217	865,274	3,915,150

Proposal 3: Each of the nominees for trustees was elected to the Trust's Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Tax-Exempt Bond Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America, N.A. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC
100 Federal Street
Boston, MA 02110

*As of May 1, 2010

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

Columbia Tax-Exempt Bond Funds
One Financial Center
Boston, MA 02111-2621

columbiafunds.com

This report must be accompanied or preceeded by the Fund's current prospectus. Columbia Management mutual funds are distributed by Columbia Management Investment Distributors, Inc.

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1030 A (6/10)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	June 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	June 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	June 21, 2010